A Message from the President

Dear Shareholder

Equity markets began 1997 as strongly as they finished 1996. A robust economy and few inflationary indicators led to large gains early in the year. However, this trend changed when the Federal Reserve met in March and decided to raise rates by one-quarter of one percent. Rising stock prices came to a screeching halt, and bond prices retreated as well. Nevertheless, year-to-date through March 31, 1997, the Dow Jones Industrial Average climbed 2.63% while the Standard & Poor's 500 Composite Index increased 2.26%.

While the stock market has rewarded investors greatly over the last two years, you should continue to remind yourself that the positive double-digit returns will not continue indefinitely. Stocks will experience reversals and sell offs. The key is to maintain a long-term investment perspective and to invest in funds which match your objectives and risk tolerance.

Internationally, European markets did not follow the U.S. lead. Instead, they turned in very strong performances during the first quarter with Germany leading the way. Pacific Rim countries experienced some market difficulties as concerns about economic weakness appeared. The Japanese market fell while Latin American and other emerging markets continued to improve.

Princor fund assets under management continue to grow. We now manage more than $4 billion in our public and variable contract funds combined. A strong shareholder base is a major contributor to our continued asset growth. This solid foundation allows us to continue to introduce new products and services in an effort to increase our share of the mutual fund marketplace.

At their meeting on March 10 the Board of Directors of each Princor fund established June 23, 1997 as the record date for a shareholder meeting to be held September 16. A proxy statement and ballot for voting on several issues will reach you by mail within the next few weeks. We encourage your review of the issues and early return of your ballot.

Princor has other exciting projects in the works, some of which you will be hearing about very soon. We look forward to serving your future investment needs.

Sincerely,


/s/ STEPHAN L. JONES


Stephan L. Jones
President

Princor Funds Performance

                          Average Annual Total Returns
                              As of March 31, 1997

                              1 Year            5 Years            10 Years
                          with   without     with    without     with    without
                          sales   sales      sales    sales      sales    sales
        A Shares of:     charge  charge     charge   charge     charge   charge
Balanced                 6.08%   11.31%     8.74%     9.79%    10.08%a  10.65%a
Blue Chip               10.35    15.79     11.89     12.97     11.66b   12.54b
Bond                    -0.40     4.51      6.87      7.91      8.55a    9.12a
Capital Accumulation    12.92    18.49     12.92     14.02      9.86    10.39
Emerging Growth          6.15    11.38     14.07     15.18     16.43a   17.03a
Government Securities
  Income                -0.21     4.71      5.69      6.72      7.32     7.84
Growth                   5.86    11.08     12.19     13.27     11.56    12.09
High Yield               6.50    11.76      8.39      9.44      7.91a    8.47a
Limited Term Bond        3.48     5.06      3.84c     4.41c
Tax-Exempt Bond          1.52     6.53      6.04      7.07      6.64     7.15
Utilities               -1.60     3.25      6.19d     7.39d
World                   12.51    18.06     13.55     14.65      7.96     8.48

                                      1 Year           5 Years e
                                  with   without    with     without
        B Shares of:              CDSC*   CDSC*     CDSC*     CDSC*
Balanced                         6.46%   10.41%    14.49%    15.58%
Blue Chip                       10.70    14.70     21.34     22.35
Bond                            -0.25     3.64      7.74      8.91
Capital Accumulation            13.29    17.29     23.52     24.51
Emerging Growth                  6.64    10.64     22.76     23.75
Government Securities Income    -0.03     3.88      7.55      8.72
Growth                           6.34    10.34     20.67     21.68
High Yield                       6.60    10.60     10.51     11.64
Limited Term Bond                3.35     4.58      2.84c     3.97c
Tax-Exempt Bond                  1.75     5.75      9.30     10.45
Utilities                       -1.53     2.43     13.27     14.36
World                           13.00    17.00     15.24     16.31
  * Contingent Deferred Sales Charge

        R Shares of:            1 Year  5 Years c
Balanced                        10.55%   10.05%
Blue Chip                       15.46    13.51
Bond                             4.05     2.90
Capital Accumulation            17.70    17.86
Emerging Growth                 11.13     9.52
Government Securities Income     4.15     2.77
Growth                          10.66     9.37
High Yield                      10.74     9.07
Limited Term Bond                4.32     3.73
Utilities                        2.63     1.94
World                           17.76    18.72

a   Partial period,  from effective date 12/18/87
b   Partial period, from effective date 3/1/91
c   Partial period, from effective date 2/29/96
d   Partial period, from effective date 12/16/92
e   Partial period, from effective date 12/9/94

Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains and after applicable expenses. Average annual total returns for A shares are with and without maximum 4.75% sales charge. Average annual total returns for B shares are with and without maximum 4.0% contingent deferred sales charge.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Contents
                                         Page
Comments from the Funds'
  Portfolio Managers.......................3
Investing for Your Retirement Dreams......10

The Princor Growth-Oriented Funds

Financial Statements and Highlights
  Statements of Assets and Liabilities....12
  Statements of Operations................14
  Statements of Changes in Net Assets.....16
  Notes to Financial Statements...........18
  Schedules of Portfolio Investments
   Balanced Fund..........................26
   Blue Chip Fund.........................28
   Capital Accumulation Fund..............29
   Emerging Growth Fund...................30
   Growth Fund............................33
   Utilities Fund.........................35
   World Fund.............................36
  Financial Highlights....................40

The Princor Income-Oriented Funds

Financial Statements and Highlights
  Statements of Assets and Liabilities....48
  Statements of Operations................50
  Statements of Changes in Net Assets.....52
  Notes to Financial Statements...........54
  Schedules of Portfolio Investments
   Bond Fund..............................62
   Government Securities Income Fund......64
   High Yield Fund........................65
   Limited Term Bond Fund.................67
   Tax-Exempt Bond Fund...................68
  Financial Highlights....................72

The Princor Money Market Funds

Financial Statements and Highlights
  Statements of Assets and Liabilities....78
  Statements of Operations................79
  Statements of Changes in Net Assets.....80
  Notes to Financial Statements...........82
  Schedules of Portfolio Investments
   Cash Management Fund...................86
   Tax-Exempt Cash Management Fund........88
  Financial Highlights....................92
The Princor Family of Mutual Funds........94

MANAGER'S COMMENTS

Princor Management Corporation, the adviser to the Princor funds, is staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past six months. We believe any Princor fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

Growth-Oriented Funds

Princor Balanced Fund

Judi Vogel

          Surprisingly strong economic growth and higher interest rates caused fixed income returns to falter over the last six months. The Federal Reserve Board's decision in March to increase short-term rates seemed to confirm investors' fears that inflation was becoming a problem. However, even with essentially full resource utilization, price increases at both the producer and consumer levels have been modest. The stock market was divided between the haves and the have-nots with size, stature, liquidity and quality being the factors determining performance success. Aided by continued profit growth, large liquid stocks (such as those comprising the S&P 500 and Dow Industrial Indices) have performed exceedingly well. Smaller, less visible names and the broader market indices in general have disappointed investors over the period.

          The Princor Balanced Fund participates in both the equity and fixed income markets, providing a diversified portfolio of stocks and bonds for shareholders. The Fund's equity portfolio is currently concentrated in companies whose earnings are less sensitive to the direction of the economy. In the fixed income area the Fund is maintaining a quality bias.

Princor Blue Chip Fund

Mark Williams

          Economic news for the past six months continued to be ideal. Inflation remained tame and the economy experienced significant growth during the fourth quarter of 1996 and the first quarter of 1997. Companies continued to report excellent profits and earnings growth. The stock market, however, did not reward all companies equally. Large cap companies, such as those held in the Princor Blue Chip Fund, outdistanced their small cap brethren for this reporting period. Two reasons for this have been given. First, increased volatility during the past three months has caused investors to prefer larger more stable companies. This "liquidity preference" should remain in effect as long as the markets remain volatile. Second, larger companies have experienced better year over year earnings growth than small companies in general. This is true despite the dollar's continued strength.

          The Fund's strategy continues to reflect a preference for companies that offer consistent earning and dividend increases. Historically, these companies have traded at premiums to their less consistent counterparts, but the current environment puts less weight on consistency. Management believes the performance premium will return in a period of economic uncertainty.

Princor Capital Accumulation Fund

David White
Catherine Green

          The market has continued to have a narrow focus regarding stock market leadership during the past six months. Larger growth stocks have been rewarded with higher prices relative to their earnings, while the broader market has failed to keep pace. At some point, the market will have to look at the underlying prospects of these companies to determine when this strong relative performance should end. In the interim, the average stock has not enjoyed returns as strong as the leaders.

          With the Fund's value bias, it is difficult for the portfolio to own several of these market leaders based on the price relative to their future earnings potential. The goal of the Princor Capital Accumulation Fund is to look for companies that are priced at a discount to their future potential and relative to where the stock has sold historically. Many of these market leaders do not fit our criteria of valuation. Fund management continues to look for companies where it feels the market has underpriced the potential. This is a solid way to understand the values of the companies as the market increases in its short term volatility.

Princor Emerging Growth Fund

Mike Hamilton

          The stock market has favored large capitalization companies for the past several quarters. The first quarter 1997 saw the market concerned with whether the Federal Reserve would commit to raising the level of interest rates in anticipation of continued strong economic growth. As a consequence, the market sold off in the first part of the year only to recover recently.

          The Fund continues to invest in companies with good perceived earnings growth whose prices do not yet reflect this growth. Areas such as healthcare, financials and technology have these characteristics. The economy continues to perform well with little perceived inflation; a condition which investors like and which could continue to increase valuations.

          Investing in small company stock funds involves more abrupt or erratic market movement and may involve greater risk than other stock funds.

Princor Growth Fund

Mike Hamilton

          The Princor Growth Fund recovered nicely during the first quarter of 1997. The market has continued to produce the very positive returns on stocks that began in 1996. This advance has been fueled by the positive earnings announcements by companies coupled with benign inflation reports and positive money flows into mutual funds.

          The Fund's focus has been on companies that have concentrated on reducing cost and becoming more productive. Also, companies that have brand identity and other barriers limiting competition are companies the Fund favors. Major areas of interest are financials, consumer staples and healthcare. As long as the economy continues to grow at a moderate rate without triggering inflation, the outlook for the financial markets, and particularly stocks, is very favorable.

Princor Utilities Fund

Catherine Green

          The utilities industry has been experiencing major changes as it moves from a regulated environment to open competition. Natural gas is the sector with the most experience with these changes, but the electric and telephone companies are also experiencing a new business environment. With these changes, stock prices have experienced greater volatility. As the market continues to determine how to invest in a changing industry, the focus will shift as the Fund moves forward.

          The goal of the Fund is to determine which companies will be successful in preparing themselves for the move to a more competitive environment. Companies are taking different paths to move to competition, and there may be more than one way to be successful. Being a low cost provider can be an advantage. Diversifying overseas is another way some companies are trying to grow. Adding additional energy service products is yet another way a company can add to its revenue base.

          For the past six months, any disappointing news has been tough on stock prices. With the Fund's focus more on the higher quality end of the spectrum, many of the stocks in the portfolio experienced lower volatility and stronger performance in the quarter. The Fund outperformed the Dow Jones Utility Index as this focus on quality aided relative performance. However, utilities stocks did underperform the market during the first calendar quarter, and comparable funds that have a broader list of holdings outside of the utilities universe tended to outperform this Fund.

          Management will continue to make quality a focus of this portfolio and monitor this changing environment to determine factors that will help these companies succeed.

          Fund share values are subject to market changes directly related to the utilities industry.

Princor World Fund

Scott Opsal

          The Princor World Fund has outperformed other international equity funds and the EAFE Index over the past six months. The Fund produced above average returns primarily due to its overweighting in European companies combined with minor exposures to Japan and weak Asian markets. Results have been influenced by foreign exchange developments. The strong dollar produced substantial market gains across Europe as these export driven economies stand to gain from a strong dollar. On the other hand, the Fund lost a fair portion of this gain as the strong dollar reduced the effective return to U.S.
          dollar-based investors. The currency translation effect reduced returns by an estimated 5.5% for the Fund, compared with a 6% currency loss for EAFE.

          The year long strategy of switching from cyclicals to stable growth worked well in the last six months as the portfolio's less cyclical growth names came through with broad based gains. Financial stocks have also done particularly well in this period of lower interest rates and low inflation. The Fund has also added value due to a higher than average exposure to small cap holdings. The portfolio's strategy focuses on finding companies offering consistent earnings growth at reasonable prices. Fund management sees significant strength in global economies and industrial production, but the valuation of industrial and cyclical stocks creates the need to be very selective in that sector. European valuations continue to climb, meaning the best hunting grounds remain outside Europe and Japan. Developed non-European markets, Latin America, small cap issues and a handful of Asian markets represent the best opportunities today.

          Fund shares are subject to volatility caused by foreign economies, exchange rates and foreign taxation.

Important Notes for Growth-Oriented Funds

Standard & Poor's 500 Stock Index: An unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Dow Jones Industrial Index: This average is a price-weighted average of 30 actively traded blue chip stocks.

Dow Jones Utilities Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Morgan  Stanley  Capital  International  EAFE  (Europe,  Australia and Far East)
Index: This average reflects an arithmetic, market value weighted average of performance of 1,920 listed securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Income-Oriented Funds

Princor Bond Fund

Scott Bennett

          Rising interest rates during the six months ended April 30 have held down absolute returns for fixed income investments. Interest rates rose on strong economic data and a Federal Reserve rate increase, although actual inflation remained at very low levels. The Princor Bond Fund underperformed the Lehman Brothers, BAA Corporate Index during this time period due to the somewhat longer duration of the Fund and the lack of expenses in the index.

          BBB rated bonds continued to be an attractive asset class within the investment grade bond market. Price increases have resulted from continued strong investor demand for higher yields and continued general economic strength. The Fund's strategy remains to be fully invested and concentrate in BBB bonds which are well diversified by credit. High yield bonds outperformed investment grade issues during the period but we have resisted increasing the risk level of the Fund with our average credit rating of BBB+.

Princor Government Securities Income Fund

Marty Schafer

          The Federal Reserve preemptive rate hike hurt six month returns for the period ended April 30. The Federal Reserve raised the Fed Funds rate* from 5.25% to 5.50% in the midst of stronger than expected economic growth. However, all signs of current inflation are benign. Thus, the Fed is raising rates to prevent future inflation. For long-term investors this is a good sign. In a sense the Fed is regulating financial asset returns, temporarily putting a floor on rates and a cap on stocks until moderate growth numbers return.
          Short-term investor expectations must become more realistic; flat to negative returns. However, this should be a good time to accumulate fixed income assets as growth slows (the Fed will make sure growth slows to a reasonable level) and inflation remains benign.

          With the Fed putting lower rates on hold, the Fund is taking additional call risk by purchasing securities priced around par.
          Management  feels  this  to be of  little  risk,  as  the  Fed  is now preventing any near term refinancing opportunities. Low income producing bonds are being eliminated from the portfolio by selling high book value bonds and replacing them with current market value bonds.

          The current portfolio is well positioned for the period ahead. It has a number of securities that are "seasoned" (e.g., original 30 year loans that have been outstanding for three years or more) and therefore valued more highly in the marketplace. There are few securities priced above par, so prepayment risk is negligible. If the future continues to be an era of economic prosperity there should continue to be strong housing markets and housing turnover that will cause prepayments on the Fund's securities to exceed market expectations. These repayments are welcomed, as the portfolio is priced at a discount and the Fund will be repaid at par.

          While the underlying securities of the Fund are guaranteed by the U.S. Government as to the timely payment of principal and interest, fund shares are not.

Princor High Yield Fund

Ken Hovey

          The Princor High Yield Fund, and the high yield bond market in general, performed well until mid-March when the high yield bond market retreated in value. The price decline lasted until mid-April when a rally began. Returns were negative for March, but positive for all other months. Return performance of the Fund was close to that of the Lehman Brothers High Yield Index and the Lipper High Current Yield Fund Average for each month individually and for the six month period. The greatest divergences the Fund had occurred with higher return in November and lower return in April. Price movements on several securities caused these differences and management feels they are insignificant.

          Price weakness in March was caused by a combination of events including a weak stock market, increasing interest rates, and a perception that the high yield bond market was slightly overvalued. While saying that, remember that the high yield bond market is not highly correlated in price movement with either the stock market or with other types of bonds. High yield bonds have proven to be a unique asset class that provides diversification from other types of assets. In addition, the Fund has over fifty securities in its portfolio providing adequate diversification. It is important to note, however, that like the stock market there are significant differences in returns within different high yield sectors. Sectors mean not only industry groups, but also credit quality and more subtle characteristics such as liquidity of issues.

          While the high yield bond market recovered some of its March losses in the later half of April, it was still considered slightly undervalued. The key variables for high yield bond market performance have proven to be credit quality, market liquidity and monetary policy. With the combination of default rates on high yield bonds remaining low, cash coming into the market and plenty of credit availability from the banking industry, it is expected the high yield bond market will continue to provide good returns relative to other income generating assets into the foreseeable future.

          Greater credit risks are inherent in a fund which invests primarily in high yield bonds.

Princor Limited Term Bond Fund

Marty Schafer

          The economy has been growing at a strong clip through both the fourth quarter of 1996 and the first quarter of 1997. Through most of this period the surge in growth has pushed interest rates higher due to fears of inflation. In late March the Federal Reserve expressed its concern over potential wage inflation by increasing the Fed Funds rate* by 0.25% to 5.50%, and the market sent overall rates higher as well. The Fed's action was an attempt to prevent future inflation even though there are few signs of inflation currently visible on the horizon. Government measures of inflation continue to present a benign situation, which prompted a decrease in market interest rates in April. The interest rate environment is expected to remain choppy until the markets are convinced that recent growth will not lead to an upswing in inflation.

          The Limited Term Bond Fund is well positioned for the conservative investor who either has a short investment horizon or cannot tolerate the market's volatility. The bulk of the Fund's interest rate risk is concentrated in the three to five year maturity range. The portfolio has less price volatility compared to its Lipper Short-Intermediate Investment Grade Debt Fund Average, a characteristic which serves shareholders well when interest rates rise. The credit risk premium earned on the Fund's corporate bond holdings has tightened during the period, which provides capital appreciation yet makes new purchases appear fully valued. Fund managers continue to search for the best value among and within the asset classes represented in the portfolio.

Princor Tax-Exempt Bond Fund

Dan Garrett

          Princor Tax-Exempt Bond Fund continued to provide excellent results for shareholders for the six months ended April 30. The Fund's focus on value priced issues within the industrial, hospital and utility sectors provides a competitive advantage over funds which emphasize insured or general obligation debt.

          The Fund's management takes a disciplined approach to exposure to interest rate risk by maintaining a fairly constant mix of diversified maturities and prepayment risks. Duration, measuring the sensitivity of the value of bonds to changes in interest rates, is maintained around 7.5 to 8.5 years. The Fund has performed well for the past two years despite various periods of rising and falling interest rates. The Fund's objective is to provide attractive tax-exempt income while preserving value over the long term. Princor Tax-Exempt Bond Fund continues to meet this objective using a long-term disciplined focus on credit risk, while prudently managing interest rate and prepayment risk.

          Fund dividends are exempt from federal taxation, but may not be exempt from state and local taxes. The alternative minimum tax applies to some investors. Possibly, any capital gains resulting from the growth of principal are not tax-exempt.

Important Notes for Income-Oriented Funds

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Lehman Brothers, Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers, High Yield Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one-year average currently contains 158 funds.

Lipper Short-Intermediate Investment Grade Debt Fund Average: This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one year average currently contains 78 funds.

Money Market Funds

Princor Cash Management Fund
Princor Tax-Exempt Cash Management Fund

Mike Johnson
Steve Schneider

          The Federal Reserve Board maintained the targeted Fed Funds rate* at 5.25% through the March 25 Federal Open Market Committee ("FOMC") meeting. At that time they raised the targeted level by .25% to 5.50%. Because Chairman Greenspan had gone out of his way to warn investors of an imminent increase, the hike did not come as any real surprise. For the most part it had already been factored into rates. The decision for the raise was attributed to "persisting strength in demand . . . which was progressively increasing the risk of inflationary imbalances." The Fund's average maturity target increased to the high 50s during the latter part of 1996 after the chances of any Fed action before year-end diminished. This target increased again to the 60+ day range following the early February FOMC meeting where no action was taken. However, once a March 1997 move was anticipated, the average maturity moved back down to the upper 50s level. Fund management continues to target and actively monitor the industry averages to keep both yields and average maturities in line. Both portfolios continue to invest from a list of the highest credit quality issues that are actively managed by the investment securities analytical staff. Princor's assets, as well as those industrywide for both the taxable and tax-exempt sides, reached record levels the first week of April and have declined somewhat since the April 15 tax date.

          Investment in the money market funds is neither insured nor guaranteed by the U.S. Government. While the Funds strive to maintain a $1.00 per share net asset value, there can be no guarantee they will do so.

          Fund dividends are exempt from federal taxation, but may not be exempt from state and local taxes. The alternative minimum tax applies to some investors. Possibly, any capital gains resulting from the growth of principal are not tax-exempt.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

                      Investing for Your Retirement Dreams

Though most people dream about the day they will retire, many fail to plan adequately. Retirement dreams, such as traveling to foreign countries, membership to the local golf club or fishing a bass-filled lake do not come cheap! How can you make your retirement dreams come true? One good way may be to begin investing for them as soon as possible.

Start Your Retirement Investment Program Today

Procrastinating on your retirement program is an easy thing to do. However, what you may not realize is that time plays a major role in the success of any investment  program.  History  has shown the earlier  you start  investing,  the greater your potential for return. Consider the Early Saver and the Procrastinator.

Early Saver begins investing at age 35. For the next ten years, Early Saver contributes $2000 per year for a total of $20,000. At the end of ten years, Early Saver stops contributing but leaves the investment to grow until age 65. Early Saver's investment grows at a rate of 10% per year and compounds annually. Over the thirty-year period, the Early Saver's investment grows to more than $259,000.

Procrastinator waits until age 45 before starting a retirement investment program. The Procrastinator contributes $2000 per year for the next twenty years. The Procrastinator contributes a total of $40,000. Procrastinator's investment also grows at a rate of 10% per year/compounded annually. However at age 65, Procrastinator's investment is worth just $138,000. The Procrastinator did not take advantage of the power of time. As a result, the Procrastinator's ending investment is little more than half that of the Early Saver.
Investing early adds up; start today!

                  Early Saver                    Procrastinator

====== ------------- -------------- ------ -------------- ================
Age    Cumulative    Account Value  Age    Cumulative     Account Value
       Investment                          Investment
====== ------------- -------------- ------ -------------- ================
35     $ 2,000       $2,200         35     $ 0            $ 0
====== ------------- -------------- ------ -------------- ================
40     $12,000       $16,974        40     $ 0            $ 0
====== ------------- -------------- ------ -------------- ================
45     $20,000       $38,569        45     $2,000         $2,200
====== ------------- -------------- ------ -------------- ================
50     $20,000       $62,115        50     $12,000        $16,974
====== ------------- -------------- ------ -------------- ================
55     $20,000       $100,037       55     $22,000        $40,769
====== ------------- -------------- ------ -------------- ================
60     $20,000       $161,110       60     $32,000        $79,089
====== ============= ============== ====== ============== ================
65     $20,000       $259,470       65     $40,000        $138,605
====== ============= ============== ====== ============== ================

This example is for illustrative purposes only and does not represent the performance of any Princor fund. The impact of taxes is not considered.

There is a Retirement Investment Program for Every Size Budget

Don't let a limited budget stop you from pursuing your retirement dreams. Even those individuals with smaller amounts to invest can take advantage of time and compounding. An example of a relatively small monthly investment of $100 compounded monthly at an annualized rate of 10% is shown above right. Give time and compounding a chance to help make your retirement dreams come true!

               $100 Per Month Compounded at 10%

Bar Chart Showing:

          10 Years      $ 20,484
          20 Years        75,937
          30 Years       226,049
          40 Years       632,408

This example is for illustrative purposes only and does not represent the performance of any Princor fund. Mutual fund values will fluctuate and, when redeemed, may be worth more or less than the original cost.

You Can't Afford Not to Invest for Retirement

Most experts agree that you will need at least 75% of your current income to maintain your standard of living in retirement. Also, the fact that people are living longer and retiring earlier, makes a retirement investment program even more important. Although we like to think Social Security will take care of us when we retire, this just is not so. This chart shows sources of retirement income. Will you be financially prepared when the time to retire arrives?

Pie Chart showing:                  Social Security - 44%
                                    Pension and Annuities - 18%
                                    Income from Assets - 18%
                                    Earnings - 18%
                                    Other - 2%

Source:  Employee Benefit Research Institute

Remember, the percentage of your income from Social Security and pension depends on your total income and your age at retirement. Each situation varies. Due to future regulations, these percentages are subject to change. This chart provides a picture of the average distribution sources for those over age 65.

Princor has many ways you can start investing to make your retirement dreams a reality! Fund your future with Princor. For more information on investing for your retirement, call your registered representative or contact Princor Customer Service at (800) 247-4123.

April 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                          Princor                      Princor                  Princor Capital
                                                         Balanced                     Blue Chip                  Accumulation
GROWTH FUNDS                                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.

    Investment in securities -- at cost.......         $81,632,786                  $58,311,165                  $404,935,612

    Assets
    Investment in securities -- at value (Note 4)      $89,220,758                  $79,056,595                  $488,900,703
    Cash......................................               2,000                       89,451                         2,000
    Receivables:
       Dividends and interest.................             441,867                       92,570                       740,490
       Investment securities sold..............             --                           --                           --
       Capital Stock sold......................            194,788                      205,752                       556,233
    Other assets...............................              4,681                        1,063                        29,638

                                  Total Assets          89,864,094                   79,445,431                   490,229,064
    Liabilities
    Accrued expenses..........................              74,295                       28,664                       258,325
    Capital Stock reacquired...................             57,191                       39,934                        54,588

                             Total Liabilities             131,486                       68,598                       312,913

    Net Assets Applicable to
    Outstanding Shares ........................        $89,732,608                  $79,376,833                  $489,916,151

    Net Assets Consist of:
    Capital Stock..............................        $    64,238                  $    42,430                  $    187,329
    Additional paid-in capital.................         79,173,797                   58,387,477                   374,813,478
    Accumulated undistributed net
       investment income.......................            100,388                       36,647                     2,863,988
    Accumulated undistributed net realized
       gain (loss) from:
       Investment transactions.................          2,806,213                      164,849                    28,086,265
       Foreign currency transactions...........             --                           --                           --
    Net unrealized appreciation of investments.          7,587,972                   20,745,430                    83,965,091
    Net unrealized depreciation on translation of
       assets and liabilities in foreign currencies         --                           --                           --

                              Total Net Assets         $89,732,608                  $79,376,833                  $489,916,151

    Capital Stock (par value: $.01 a share)
    Shares authorized..........................        100,000,000                  100,000,000                   100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets.......................        $75,739,388                  $60,015,084                  $463,344,604
                 Shares issued and outstanding.          5,417,680                    3,205,077                    17,710,860
                Net asset value per share......             $13.98                       $18.73                        $26.16
            Maximum offering price per share(a)             $14.68                       $19.66                        $27.46

    Class B:  Net Assets.......................         $8,567,516                  $11,680,610                   $17,213,560
                 Shares issued and outstanding.            615,039                      626,609                       661,609
                Net asset value per share(b)...             $13.93                       $18.64                        $26.02

    Class R:  Net Assets.......................         $5,425,704                   $7,681,139                    $9,357,987
                 Shares issued and outstanding.            391,046                      411,288                       360,408
                Net asset value per share......             $13.87                       $18.68                        $25.96

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price. (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                           Princor               Princor            Princor            Princor
                                                       Emerging Growth           Growth            Utilities             World
GROWTH FUNDS                                             Fund, Inc.            Fund, Inc.         Fund, Inc.          Fund, Inc.

    Investment in securities -- at cost.......          $232,946,120          $208,430,864        $65,295,435        $199,683,562

    Assets
    Investment in securities -- at value (Note 4)       $309,812,862          $307,515,331        $69,176,317        $249,561,761
    Cash......................................                 5,251                 2,001              2,000              59,898
    Receivables:
       Dividends and interest.................               323,459               280,891            353,566           1,014,516
       Investment securities sold..............              --                    --                 --                1,007,416
       Capital Stock sold......................              581,879               507,679             53,220             466,054
    Other assets...............................                4,872                11,573              1,440               3,509

                                  Total Assets           310,728,323           308,317,475         69,586,543         252,113,154
    Liabilities
    Accrued expenses..........................               254,222               254,997             84,829              60,593
    Capital Stock reacquired...................              183,578                97,629             92,142             253,457

                             Total Liabilities               437,800               352,626            176,971             314,050

    Net Assets Applicable to
    Outstanding Shares ........................         $310,290,523          $307,964,849        $69,409,572        $251,799,104

    Net Assets Consist of:
    Capital Stock..............................         $     84,864          $     70,428        $    60,428        $    294,508
    Additional paid-in capital.................          230,684,359           206,785,020         64,958,944         200,675,978
    Accumulated undistributed net
       investment income.......................              403,356               518,968            420,884           1,294,902
    Accumulated undistributed net realized
       gain (loss) from:
       Investment transactions.................            2,251,202             1,505,966             88,434            (281,031)
       Foreign currency transactions...........              --                    --                 --                  (38,214)
    Net unrealized appreciation of investments.           76,866,742            99,084,467          3,880,882          49,878,199
    Net unrealized depreciation on translation of
       assets and liabilities in foreign currencie           --                    --                 --                  (25,238)

                              Total Net Assets          $310,290,523          $307,964,849        $69,409,572        $251,799,104

    Capital Stock (par value: $.01 a share)
    Shares authorized..........................          100,000,000           100,000,000      1,000,000,000         100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets.......................         $263,304,695          $267,275,965        $62,580,287        $223,275,155
                 Shares issued and outstanding.            7,192,152             6,109,723          5,447,315          26,103,266
                Net asset value per share......               $36.61                $43.75             $11.49               $8.55
            Maximum offering price per share(a)               $38.44                $45.93             $12.06               $8.98

    Class B:  Net Assets.......................          $38,769,473           $31,440,620         $5,900,707         $22,827,355
                 Shares issued and outstanding.            1,069,211               720,649            514,219           2,679,453
                Net asset value per share(b)...               $36.26                $43.63             $11.48               $8.52

    Class R:  Net Assets.......................           $8,216,355            $9,248,264           $928,578          $5,696,594
                 Shares issued and outstanding.              225,075               212,388             81,303             668,122
                Net asset value per share......               $36.50                $43.54             $11.42               $8.53

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price. (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

Six Months Ended April 30, 1997

STATEMENTS OF OPERATIONS
(unaudited)

                                                          Princor                      Princor                  Princor Capital
                                                         Balanced                     Blue Chip                  Accumulation
GROWTH FUNDS                                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.

    Net Investment Income
    Income:
       Dividends.............................          $   533,979                  $   709,677                 $  5,920,978
       Less: Withholding tax on
            foreign dividends.................              --                           --                           --
       Interest...............................           1,055,888                       62,354                      331,723

                                 Total Income            1,589,867                      772,031                    6,252,701

    Expenses:
       Management and investment advisory
          fees (Note 3).......................             245,008                      161,531                      963,131
       Distribution and shareholder servicing
          fees (Note 1 and 3).................             142,129                      122,036                      355,292
       Transfer and administrative services
          (Note 1 and 3)......................             134,322                      121,195                      326,451
       Registration fees (Note 1).............              20,673                       20,029                       25,922
       Custodian fees ........................               3,913                        2,573                        3,520
       Auditing and legal fees ...............               2,932                        2,903                        4,202
       Directors' fees .......................               3,690                        3,635                        3,772
       Other .................................               2,903                        3,204                       13,352

                         Total Gross Expenses              555,570                      437,106                    1,695,642
       Less:  Management and investment
             advisory fees waived.............              --                           --                           --

                           Total Net Expenses              555,570                      437,106                    1,695,642

                        Net Investment Income            1,034,297                      334,925                    4,557,059

    Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign  Currency
    Net realized gain (loss) from:
       Investment transactions................           2,814,700                      165,597                   28,089,676
       Foreign currency transactions..........              --                           --                           --
    Net increase (decrease) in unrealized
     appreciation/depreciation on:
       Investments............................             870,243                    7,015,666                   10,370,941
       Translation of assets and liabilities in
       foreign curencies......................              --                           --                           --

             Net Realized and Unrealized Gain
          on Investments and Foreign Currency            3,684,943                    7,181,263                   38,460,617


                   Net Increase in Net Assets
                    Resulting from Operations           $4,719,240                   $7,516,188                  $43,017,676

See accompanying notes.

Six Months Ended April 30, 1997

STATEMENTS OF OPERATIONS
(unaudited)

                                                      Princor                Princor             Princor            Princor
                                                  Emerging Growth            Growth             Utilities             World
GROWTH FUNDS                                        Fund, Inc.             Fund, Inc.          Fund, Inc.          Fund, Inc.

    Net Investment Income
    Income:
       Dividends.............................       $ 1,154,244           $ 1,791,298          $1,838,261         $ 3,059,115
       Less: Withholding tax on
            foreign dividends.................          --                     --                  --                 402,413
       Interest...............................        1,206,630               656,417              16,617             500,172

                                 Total Income         2,360,874             2,447,715           1,854,878           3,156,874

    Expenses:
       Management and investment advisory
          fees (Note 3).......................          868,479               645,804             216,286             781,583
       Distribution and shareholder servicing
          fees (Note 1 and 3).................          511,430               436,864             110,096             296,039
       Transfer and administrative services
          (Note 1 and 3)......................          527,034               472,204             114,277             336,864
       Registration fees (Note 1).............           40,869                37,372              22,176              30,535
       Custodian fees ........................            4,283                 3,068               2,353             103,126
       Auditing and legal fees ...............            3,866                 4,037               2,742               4,198
       Directors' fees .......................            3,725                 3,792               3,692               3,720
       Other .................................            8,113                 8,386               3,470               6,594

                         Total Gross Expenses         1,967,799             1,611,527             475,092           1,562,659
       Less:  Management and investment
             advisory fees waived.............          --                     --                  36,993              --

                           Total Net Expenses         1,967,799             1,611,527             438,099           1,562,659

                        Net Investment Income           393,075               836,188           1,416,779           1,594,215

    Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign  Currency
    Net realized gain (loss) from:
       Investment transactions................        2,255,012             1,506,049           1,427,251            (338,525)
       Foreign currency transactions..........          --                     --                  --                 (38,214)
    Net increase (decrease) in unrealized
     appreciation/depreciation on:
       Investments............................       12,513,059            28,686,117            (867,049)         19,382,999
       Translation of assets and liabilities in
       foreign curencies......................          --                     --                  --                 (26,140)

             Net Realized and Unrealized Gain
          on Investments and Foreign Currency        14,768,071            30,192,166             560,202          18,980,120


                   Net Increase in Net Assets
                    Resulting from Operations       $15,161,146           $31,028,354          $1,976,981         $20,574,335

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                    Princor                           Princor
                                                                   Balanced                          Blue Chip
GROWTH FUNDS                                                      Fund, Inc.                        Fund, Inc.

                                                           Six Months         Year           Six Months           Year
                                                              Ended           Ended             Ended             Ended
                                                            April 30,      October 31,        April 30,        October 31,
                                                              1997            1996              1997              1996

    Operations
    Net investment income.............................    $ 1,034,297    $ 1,869,747         $   334,925     $    562,602
    Net realized gain (loss) from:
        Investment transactions.......................      2,814,700      6,825,321             165,597        1,456,128
        Foreign currency transactions.................         --             --                 --                 --
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..        870,243        751,917           7,015,666        4,958,684

                           Net Increase in Net Assets
                            Resulting from Operations       4,719,240      9,446,985           7,516,188        6,977,414

    Dividends and Distributions to Shareholders
      From net investment income:
        Class A.......................................       (986,529)    (1,977,960)           (308,208)        (597,121)
        Class B ......................................        (71,421)       (80,727)            (11,848)         (28,747)
        Class R ......................................        (34,084)        (3,345)(a)         (16,660)          (3,612)(a)

    From net realized gain on investments and
      foreign currency transactions:
        Class A ......................................     (6,130,546)    (2,798,187)         (1,212,178)        (811,021)
        Class B ......................................       (567,091)       (71,791)           (187,947)         (46,234)
        Class R.......................................       (112,915)        --                 (55,267)           --

                                  Total Distributions      (7,902,586)    (4,932,010)         (1,792,108)      (1,486,735)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................     10,483,300     14,014,587          15,056,938       16,456,171
        Class B ......................................      2,678,263      4,729,247           4,570,396        4,623,404
        Class R.......................................      4,737,176        894,478(a)        6,006,109        1,584,827(a)
    Shares issued in reinvestment of dividends
      and distributions:
        Class A.......................................      6,441,822      3,967,925           1,452,664        1,107,738
        Class B ......................................        633,327        151,751             197,847           74,660
        Class R.......................................        146,943          3,345(a)           71,924            3,610(a)
    Shares redeemed:
        Class A ......................................     (9,136,444)    (8,463,657)         (5,535,357)     (13,383,349)
        Class B ......................................       (434,956)      (499,765)           (374,377)        (370,763)
        Class R ......................................       (291,870)       (42,847)(a)        (283,792)         (40,315)(a)

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions      15,257,561     14,755,064          21,162,352       10,055,983

                            Total Increase (Decrease)      12,074,215     19,270,039          26,886,432       15,546,662

    Net Assets
    Beginning of period...............................     77,658,393     58,388,354          52,490,401       36,943,739

    End of period (including undistributed net
        investment income as set forth below).........    $89,732,608    $77,658,393         $79,376,833     $ 52,490,401

    Undistributed Net Investment Income   ............    $   100,388    $   158,125         $    36,647     $     38,438

(a)  Period from February 27, 1996 (date operations  commenced)  through October 31, 1996.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                             Princor Capital                              Princor
                                                              Accumulation                            Emerging Growth
GROWTH FUNDS                                                   Fund, Inc.                               Fund, Inc.

                                                          Six Months            Year            Six Months            Year
                                                             Ended              Ended              Ended              Ended
                                                           April 30,         October 31,         April 30,         October 31,
                                                             1997               1996               1997               1996

    Operations
    Net investment income.............................   $  4,557,059      $  7,096,846        $    393,075      $    824,482
    Net realized gain (loss) from:
        Investment transactions.......................     28,089,676        62,796,872           2,255,012         8,797,569
        Foreign currency transactions.................         --                --                  --                --
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..     10,370,941        21,196,743          12,513,059        21,625,120

                           Net Increase in Net Assets
                            Resulting from Operations      43,017,676        91,090,461          15,161,146        31,247,171

    Dividends and Distributions to Shareholders
      From net investment income:
        Class A.......................................     (4,376,310)       (6,575,207)           (357,865)         (769,946)
        Class B ......................................        (51,881)          (40,153)             (4,781)           (5,762)
        Class R ......................................        (25,041)             (377)(a)            (592)             (100)(a)

    From net realized gain on investments and
      foreign currency transactions:
        Class A ......................................    (60,900,189)      (20,944,284)         (7,708,219)       (3,664,659)
        Class B ......................................     (1,471,953)         (159,788)           (989,930)         (234,733)
        Class R.......................................       (338,789)           --                 (95,053)           --

                                  Total Distributions     (67,164,163)      (27,719,809)         (9,156,440)       (4,675,200)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................     29,425,089        38,526,395          37,957,206        73,310,489
        Class B ......................................      7,106,093         6,857,184          11,165,593        18,956,446
        Class R.......................................      7,741,991         1,747,855(a)        6,582,260         2,007,738(a)
    Shares issued in reinvestment of dividends
      and distributions:
        Class A.......................................     64,154,373        27,060,108           7,872,828         4,310,643
        Class B ......................................      1,505,380           199,814             982,074           236,262
        Class R.......................................        363,795               377(a)           95,628               100(a)
    Shares redeemed:
        Class A ......................................    (42,252,091)      (31,940,130)        (17,391,864)      (23,052,083)
        Class B ......................................       (729,193)         (468,502)         (2,438,506)       (1,969,387)
        Class R ......................................       (453,922)          (57,097)(a)        (500,303)          (19,892)(a)

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions      66,861,515        41,926,004          44,324,916        73,780,316

                            Total Increase (Decrease)      42,715,028       105,296,656          50,329,622       100,352,287

    Net Assets
    Beginning of period...............................    447,201,123       341,904,467         259,960,901       159,608,614

    End of period (including undistributed net
        investment income as set forth below).........   $489,916,151      $447,201,123        $310,290,523      $259,960,901

    Undistributed Net Investment Income   ............   $  2,863,988      $  2,760,161        $    403,356      $    373,519

(a)  Period from February 27, 1996 (date operations  commenced)  through October 31, 1996.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                      Princor                           Princor
                                                                      Growth                           Utilities
GROWTH FUNDS                                                         Fund, Inc.                        Fund, Inc.

                                                            Six Months           Year           Six Months            Year
                                                               Ended             Ended             Ended              Ended
                                                             April 30,        October 31,        April 30,         October 31,
                                                               1997              1996              1997               1996

    Operations
    Net investment income.............................     $    836,188     $  1,998,350      $   1,416,779       $  2,763,362
    Net realized gain (loss) from:
        Investment transactions.......................        1,506,049        2,443,260          1,427,251          1,903,036
        Foreign currency transactions.................          --                --                 --                --
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..       28,686,117       15,785,039           (867,049)           907,722

                           Net Increase in Net Assets
                            Resulting from Operations        31,028,354       20,226,649          1,976,981          5,574,120

    Dividends and Distributions to Shareholders
      From net investment income:
        Class A.......................................         (976,257)      (1,861,151)        (1,225,443)        (2,523,991)
        Class B ......................................          (14,920)         (18,683)           (85,379)          (158,855)
        Class R ......................................           (8,729)             (57)(a)        (10,434)            (1,864)(a)

    From net realized gain on investments and
      foreign currency transactions:
        Class A ......................................       (2,178,611)      (5,595,988)            --                --
        Class B ......................................         (232,703)        (291,406)            --                --
        Class R.......................................          (27,484)          --                 --                --

                                  Total Distributions        (3,438,704)      (7,767,285)        (1,321,256)        (2,684,710)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................       28,429,351       57,801,956          2,859,644         11,274,737
        Class B ......................................        6,640,724       16,237,487          1,020,336          3,349,548
        Class R.......................................        7,146,734        2,064,878(a)         701,579            308,620(a)
    Shares issued in reinvestment of dividends
      and distributions:
        Class A.......................................        3,067,970        7,227,308          1,083,776          2,196,843
        Class B ......................................          244,709          308,579             76,415            146,631
        Class R.......................................           36,200               57(a)          10,434              1,864(a)
    Shares redeemed:
        Class A ......................................      (17,175,130)     (22,732,322)        (8,315,597)       (15,770,532)
        Class B ......................................       (2,107,549)      (1,567,488)          (812,741)        (2,007,039)
        Class R ......................................         (301,105)         (13,380)(a)        (82,557)            (2,894)(a)

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions        25,981,904       59,327,075         (3,458,711)          (502,222)

                            Total Increase (Decrease)        53,571,554       71,786,439         (2,802,986)         2,387,188

    Net Assets
    Beginning of period...............................      254,393,295      182,606,856         72,212,558         69,825,370

    End of period (including undistributed net
        investment income as set forth below).........     $307,964,849     $254,393,295      $  69,409,572       $ 72,212,558

    Undistributed Net Investment Income   ............     $    518,968     $    682,686      $     420,884       $    325,361

(a)  Period from February 27, 1996 (date operations  commenced)  through October 31, 1996.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)


                                                                    Princor
GROWTH FUNDS                                                          World
                                                                   Fund, Inc.

                                                            Six Months       Year
                                                               Ended         Ended
                                                             April 30,    October 31,
                                                               1997          1996
    Operations
    Net investment income.............................    $  1,594,215 $  2,201,363
    Net realized gain (loss) from:
        Investment transactions.......................        (338,525)   7,946,241
        Foreign currency transactions.................         (38,214)     (20,659)
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..         907,722   19,356,859

                           Net Increase in Net Assets
                            Resulting from Operations       20,574,335   25,984,357

    Dividends and Distributions to Shareholders
      From net investment income:
        Class A.......................................      (2,378,558)  (1,382,783)
        Class B ......................................         (79,095)     (15,481)
        Class R ......................................         (19,985)       --

    From net realized gain on investments and
      foreign currency transactions:
        Class A ......................................      (6,657,131)  (5,735,484)
        Class B ......................................        (636,001)    (196,110)
        Class R.......................................         (55,824)       --

                                  Total Distributions       (9,826,594)  (7,329,858)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................      46,085,285   38,822,208
        Class B ......................................       8,235,016   11,226,931
        Class R.......................................       4,715,890    1,038,560(a)
    Shares issued in reinvestment of dividends
      and distributions:
        Class A.......................................       8,871,915    7,075,336
        Class B ......................................         697,509      209,953
        Class R.......................................          75,789        --
    Shares redeemed:
        Class A ......................................     (13,572,604) (17,658,243)
        Class B ......................................      (2,857,030)    (746,863)
        Class R ......................................        (278,845)      (6,119)(a)

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions       51,972,925   39,961,763

                            Total Increase (Decrease)       62,720,666   58,616,262

    Net Assets
    Beginning of period...............................     189,078,438  130,462,176

    End of period (including undistributed net
        investment income as set forth below).........    $251,799,104 $189,078,438

    Undistributed Net Investment Income   ............    $ 1,294,902  $  1,601,065

(a)  Period from February 27, 1996 (date operations  commenced)  through October 31, 1996.

See accompanying notes.

April 30, 1997

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Princor Balanced Fund, Inc.               Princor Emerging Growth Fund, Inc.
Princor Blue Chip Fund, Inc.              Princor Growth Fund, Inc.
Princor Capital Accumulation Fund, Inc.   Princor Utilities Fund, Inc.
                                          Princor World Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc., Princor Utilities Fund, Inc. and Princor World Fund, Inc. (the "Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On February 27, 1996, the initial purchases of Class R shares of the Growth Funds were made by Princor Management Corporation (See Note 3). Effective February 29, 1996, the Growth Funds began offering Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates; certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the funds' respective Board of Directors. The Board of Directors of each fund declare separate dividends on each class of shares.

The Growth Funds allocate all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the six months ended April 30, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                    Distribution and
                                               Shareholder Servicing Fees
                                                Class A   Class B Class R
     Princor Balanced Fund, Inc.               $100,435 $  31,789 $  9,905
     Princor Blue Chip Fund, Inc.                64,880    41,818   15,338
     Princor Capital Accumulation Fund, Inc.    276,162    60,236   18,894
     Princor Emerging Growth Fund, Inc.         343,193   149,989   18,248
     Princor Growth Fund, Inc.                  301,274   116,333   19,257
     Princor Utilities Fund, Inc.                82,078    25,615    2,403
     Princor World Fund, Inc.                   192,609    92,631   10,799

                                                       Transfer and
                                                  Administrative Services
                                                Class A   Class B  Class R
     Princor Balanced Fund, Inc.               $  42,373 $  5,126  $   703
     Princor Blue Chip Fund, Inc.                 28,398    6,106      949
     Princor Capital Accumulation Fund, Inc.     113,733    7,657    1,411
     Princor Emerging Growth Fund, Inc.          164,248   24,412    1,418
     Princor Growth Fund, Inc.                   160,687   21,252      927
     Princor Utilities Fund, Inc.                 43,332    3,864      220
     Princor World Fund, Inc.                    114,848   10,792      639

                                                    Registration Fees
                                               Class A  Class B  Class R
     Princor Balanced Fund, Inc.              $  4,320  $3,655   $1,940
     Princor Blue Chip Fund, Inc.                3,823   3,650    2,024
     Princor Capital Accumulation Fund, Inc.     6,607   4,327    2,480
     Princor Emerging Growth Fund, Inc.         11,150   6,209    1,953
     Princor Growth Fund, Inc.                   6,996   6,560    4,280
     Princor Utilities Fund, Inc.                8,016   3,896    2,678
     Princor World Fund, Inc.                    7,724   6,381    2,132

The Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

With respect to Princor World Fund, Inc., the value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. Shares listed on the Korean Stock Exchange (KSE) which are traded by foreign investors in foreign over-the-counter transactions generally are valued at prices at which it is expected such shares may be sold, as determined by or under the direction of the fund's Board of Directors, provided that the Board determines that such valuations are accurate; otherwise such KSE shares will be valued using the procedures for listed securities. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation.

Since the carrying amount of the foreign securities of the fund is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

The Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. The Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Growth Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the year ended October 31, 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Growth Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company)(the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Growth Funds is as follows:

                                                  Net Asset Value of Funds
                                                     (in millions)

                                           First   Next   Next    Next   Over
              Fund                         $100    $100   $100    $100   $400

Princor Balanced Fund, Inc.                0.60%  0.55%   0.50%  0.45%   0.40%
Princor Blue Chip Fund, Inc.               0.50%  0.45%   0.40%  0.35%   0.30%
Princor Capital Accumulation Fund, Inc.    0.50%  0.45%   0.40%  0.35%   0.30%
Princor Emerging Growth Fund, Inc.         0.65%  0.60%   0.55%  0.50%   0.45%
Princor Growth Fund, Inc.                  0.50%  0.45%   0.40%  0.35%   0.30%
Princor Utilities Fund, Inc.               0.60%  0.55%   0.50%  0.45%   0.40%
Princor World  Fund, Inc.                  0.75%  0.70%   0.65%  0.60%   0.55%

The Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for the Princor Utilities Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating limits, which were maintained at or below those shown, are as follows:

                                                  Amount
                                                  Waived

                                Six Months Ended     Year Ended       Expense
                                 April 30, 1997    October 31, 1996    Limit

Princor Utilities Fund, Inc.
  Class A                             $31,568          $54,932         1.15%
  Class B                               2,673            6,690         1.90%
  Class R                               2,752             -- (a)       1.65%

(a) Period from February 29, 1996, date Class R shares first offered to the eligible purchasers, through October 31, 1996.

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Princor Utilities Fund, Inc. through February 28, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares, begin at .75% and for Class B shares at 4.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the period ended April 30, 1997 were as follows:

                                             Class A       Class B
Princor Balanced Fund, Inc.              $   245,594       $10,375
Princor Blue Chip Fund, Inc.                 326,828         7,832
Princor Capital Accumulation Fund, Inc.      669,703        10,519
Princor Emerging Growth Fund, Inc.         1,036,743        41,663
Princor Growth Fund, Inc.                    758,905        47,825
Princor Utilities Fund, Inc.                  83,160        16,257
Princor World  Fund, Inc.                    641,803        57,723

No brokerage commissions were paid by the Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:

                                              April 30,            October 31,
                                                1997                  1996
Princor Balanced Fund, Inc.                   $  9,696            $     555
Princor Blue Chip Fund, Inc.                     1,481                  420
Princor Capital Accumulation Fund, Inc.          8,101               25,993
Princor Emerging Growth Fund, Inc.                 --                   500
Princor Growth Fund, Inc.                         --                    --
Princor Utilities Fund, Inc.                     1,974                2,217
Princor World Fund, Inc.                        13,052                4,038

The Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Each of the Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Effective February 1996, each of the Growth Funds adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Growth Funds.

At April 30, 1997, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the Growth Funds as follows:

                                           Class A        Class B      Class R
Princor Balanced Fund, Inc.                 254,239          101        2,416
Princor Blue Chip Fund, Inc.                 64,477           89           64
Princor Capital Accumulation  Fund, Inc.  6,880,691           64           47
Princor Emerging Growth Fund, Inc.           46,739           44           31
Princor Growth Fund, Inc.                    37,577           36           26
Princor Utilities Fund, Inc.                 85,553          119           89
Princor World  Fund, Inc.                 6,185,276          162          140

Note 4 -- Investment Transactions

For the six months ended April 30, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Growth Funds were as follows:

                                                Purchases            Sales
Princor Balanced Fund, Inc.                  $  11,880,520      $  9,559,245
Princor Blue Chip Fund, Inc.                    17,225,743         1,698,256
Princor Capital Accumulation Fund, Inc.        100,421,145        91,834,737
Princor Emerging Growth Fund, Inc.              30,326,294        11,958,942
Princor Growth Fund, Inc.                        5,620,784         3,575,819
Princor Utilities Fund, Inc.                    13,472,660        16,383,302
Princor World Fund, Inc.                        72,832,370        25,717,292

At April 30, 1997, net unrealized appreciation of investments by the Growth Funds was composed of the following:

                                                                            Net Unrealized
                                             Gross Unrealized                Appreciation
                                       Appreciation      (Depreciation)     of Investments
Princor Balanced Fund, Inc.              $  10,179,596   $  (2,591,624)    $   7,587,972
Princor Blue Chip Fund, Inc.                21,501,401        (755,971)       20,745,430
Princor Capital Accumulation Fund, Inc.     97,307,066     (13,341,975)       83,965,091
Princor Emerging Growth  Fund, Inc.         94,950,018     (18,083,276)       76,866,742
Princor Growth Fund, Inc.                  118,713,331     (19,628,864)       99,084,467
Princor Utilities Fund, Inc.                 7,313,553      (3,432,671)        3,880,882
Princor World Fund, Inc.                    56,425,338      (6,547,139)       49,878,199

At April 30, 1997, Princor Balanced Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc. and Princor World Fund, Inc. held the following securities which were purchased in a private placement transaction and may require registration in order to effect a sale in the ordinary course of business.

                                                                                              Value at        Value as a
                                                                  Date of                     April 30,      Percentage of
        Fund                    Security Description            Acquisition        Cost         1997          Net Assets
   Princor Balanced     Federal-Mogul Corp.; Series D
   Fund, Inc.             Convertible Preferred Stock             10/15/92    $   450,450   $   603,525         .67%

   Princor Emerging     Ciba-Geigy Corp.; Exchangeable
   Growth Fund, Inc.      Subordinated Debentures                 3/20/91         350,000       362,688         .11
                         Sierra On Line;
                          Convertible Subordinated Debentures     8/15/94         458,750     1,404,374         .45
                                                                  8/17/94         447,125     1,376,288         .44

                                                                                              3,143,350        1.00
   Princor Growth       Ciba-Geigy Corp.; Exchangeable
   Fund, Inc.             Subordinated Debentures                 3/20/91         500,000       518,125         .17

   Princor World        Alfa SA; Convertible
   Fund, Inc.             Subordinated Debentures                 9/25/95       1,293,600     1,612,000         .64
                                                                  11/20/96        779,234       880,400         .35
                        Fokus Bank                                10/9/95         557,692     1,171,218         .47
                                                                  12/17/96        797,392     1,171,218         .47
                        Hyundai Motor Co. Ltd.                    8/23/96         318,750       210,000         .08
                                                                  8/28/96         312,500       210,000         .08
                                                                  9/3/96          159,997       109,200         .04
                        Kemira Oy                                 12/13/96        610,584       463,139         .18
                                                                  12/20/96      1,478,458     1,083,745         .44
                                                                  2/26/97       1,162,586       935,540         .37
                                                                  4/8/97          615,051       555,767         .22
                                                                  4/9/97           41,573        37,051         .01
                        Royal Group Technologies Ltd.             11/23/94        114,479       315,019         .13
                                                                  6/26/96          75,889       112,507         .04
                                                                  6/27/96         159,181       236,264         .09
                                                                  6/28/96         262,191       384,773         .15
                                                                  7/2/96           53,382        78,754         .03
                                                                  7/3/96          149,540       222,763         .09
                                                                  7/5/96          150,837       225,013         .09
                        Voest-Alpine Stahl                        10/27/95        913,965     1,183,996         .48
                                                                  1/11/96         414,525       513,065         .20
                                                                  6/26/96         585,672       678,825         .27
                                                                  6/27/96         298,647       347,306         .14

                                                                                             12,737,563        5.06

The Growth Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                 Princor             Princor Blue              Princor Capital
                                                           Balanced Fund, Inc.      Chip Fund, Inc.        Accumulation Fund, Inc.
Six Months Ended April 30, 1997:
  Shares sold:
    Class A   .........................................          751,300                 831,424                  1,126,248
    Class B   .........................................          190,954                 252,915                    274,298
    Class R   .........................................          340,671                 330,581                    300,294
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................          461,196                  81,127                  2,498,106
    Class B ...........................................           45,505                  11,110                     58,977
    Class R   .........................................           10,608                   4,021                     14,265
  Shares redeemed:
    Class A   .........................................         (641,397)               (302,751)                (1,625,990)
    Class B   .........................................          (30,946)                (20,655)                   (28,225)
    Class R   .........................................          (20,454)                (15,559)                   (17,692)

                                          Net Increase         1,107,437               1,172,213                  2,600,281

Year Ended October 31, 1996:
  Shares sold:
    Class A   .........................................        1,006,927               1,010,928                  1,522,381
    Class B   .........................................          342,259                 285,616                    271,398
    Class R*   ........................................           62,977                  94,417                     65,641
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................          289,049                  69,998                  1,127,785
    Class B ...........................................           11,027                   4,760                      8,361
    Class R*   ........................................              234                     214                         15
  Shares redeemed:
    Class A   .........................................         (606,332)               (828,161)                (1,274,731)
    Class B   .........................................          (35,859)                (22,683)                   (18,454)
    Class R*   ........................................           (2,990)                 (2,386)                    (2,115)

                                          Net Increase         1,067,292                 612,703                  1,700,281

* Period from February 27, 1996 (date operations commenced) through October 31, 1996.

                                                                Princor            Princor             Princor           Princor
                                                             Emerging Growth        Growth            Utilities           World
                                                               Fund, Inc.         Fund, Inc.         Fund, Inc.        Fund, Inc.
Six Months Ended April 30, 1997:
  Shares sold:
    Class A   .........................................        1,033,035            662,086            244,415         5,478,094
    Class B   .........................................          306,495            154,755             86,733           985,106
    Class R  ..........................................          179,549            167,414             60,075           561,786
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................          214,870             72,629             92,694         1,074,991
    Class B ...........................................           27,016              5,783              6,539            85,343
    Class R............................................            2,616                859                898             9,207
  Shares redeemed:
    Class A   .........................................         (474,594)          (400,465)          (709,124)       (1,611,915)
    Class B   .........................................          (67,050)           (49,095)           (69,346)         (341,056)
    Class R   .........................................          (13,610)            (6,997)            (7,110)          (33,050)

                                Net Increase (Decrease)        1,208,327            606,969           (294,226)        6,208,506

Year Ended October 31, 1996:
  Shares sold:
    Class A   .........................................        2,182,164          1,486,767            985,437         5,112,891
    Class B   .........................................          566,438            418,002            292,572         1,476,354
    Class R*  .........................................           57,072             51,440             27,529           130,933
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................          136,102            191,988            190,416         1,013,112
    Class B ...........................................            7,537              8,274             12,720            30,387
    Class R*...........................................                3                  2                167             --
  Shares redeemed:
    Class A   .........................................         (688,302)          (587,050)        (1,377,265)       (2,342,950)
    Class B   .........................................          (58,563)           (40,235)          (176,703)          (96,808)
    Class R *  ........................................             (555)              (330)              (256)             (754)

                               Net Increase (Decrease)         2,201,896          1,528,858            (45,383)        5,323,165

* Period from February 27, 1996 (date operations commenced) through October 31, 1996.

Note 6 -- Line of Credit

The Growth Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% of the line of credit. At April 30, 1997, the Growth Funds had no outstanding borrowings under the line of credit.


April 30, 1997

SCHEDULES OF INVESTMENTS


GROWTH FUNDS

PRINCOR BALANCED FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (54.67%)

Auto & Home Supply Stores (0.56%)
   AutoZone, Inc.                         20,600(a) $  504,700

Bakery Products (0.79%)
   Sara Lee Corp.                         16,800       705,600

Beverages (1.19%)
   Pepsico, Inc.                          26,600       927,675
   Universal Foods Corp.                   4,000       141,000

                                                     1,068,675
Commercial Banks (4.63%)
   Banc One Corp.                         17,900       758,512
   Bankboston Corp.                       10,100       734,775
   CoreStates Financial Corp.             13,000       658,125
   First of America Bank Corp.             5,300       352,450
   Fleet Financial Group, Inc.            13,200       805,200
   Nationsbank Corp.                      14,000       845,250

                                                     4,154,312
Commercial Printing (0.53%)
   R. R. Donnelley & Sons Co.             13,900       476,075

Communications Equipment (0.95%)
   Allen Telecom, Inc.                     4,100(a)     70,725
   DSC Communications Corp.               12,400(a)    252,650
   General Instrument Corp.               22,700(a)    530,613

                                                       853,988
Computer & Data Processing
Services (2.26%)
   Computer Associates International, Inc.12,200       634,400
   Electronic Data Systems Corp.          23,600       787,650
   First Data Corp.                       17,400       600,300

                                                     2,022,350
Computer & Office Equipment (1.52%)
   Hewlett-Packard Co.                    10,300       540,750
   International Business Machines Corp.   5,100       819,825

                                                     1,360,575
Consumer Products (0.51%)
   Philip Morris Cos., Inc.               11,700       460,688

Crude Petroleum & Natural Gas (1.34%)
   Texaco, Inc.                           11,400     1,202,700

Department Stores (0.82%)
   Dillard Department Stores, Inc.,
    Class A                               23,900       737,912

Drug Stores & Proprietary Stores (0.96%)
   Rite Aid Corp.                         18,700       860,200

Drugs (5.50%)
   Abbott Labs                            15,600       951,600
   American Home Products Corp.           13,500       894,375
   Johnson & Johnson                      10,300       630,875
   Merck & Co., Inc.                       8,900       805,450
   Pharmacia & Upjohn, Inc.               20,800       616,200
   Schering-Plough Corp.                   9,300       744,000
   Warner-Lambert Co.                      3,000       294,000

                                                     4,936,500
Electric Light & Wiring
Equipment (0.23%)
   Cooper Industries, Inc.                 4,433       203,918

Electric Services (2.95%)
   Central & Southwest Corp.              26,800       539,350
   Dominion Resources, Inc.               11,900       409,062
   FPL Group, Inc.                        10,300       459,638
   Houston Industries, Inc.               26,700       534,000
   Potomac Electric Power Co.             12,000       270,000
   Southern Co.                           21,300       433,988

                                                     2,646,038
Electrical Industrial Apparatus (1.01%)
   Emerson Electric Co.                   17,800       903,350

Electronic Distribution Equipment (0.78%)
   General Electric Co.                    6,300       698,512

Fats & Oils (0.95%)
   Archer Daniels Midland Co.             46,165       848,282

General Industrial Machinery (0.72%)
   BW/IP Holdings, Inc., Class  A          5,500        89,375
   Pall Corp.                             24,000       555,000

                                                       644,375
Grain Mill Products (0.93%)
   Ralston-Ralston Purina Group           10,100       831,988

Greeting Cards (0.75%)
   American Greetings Corp.               21,100       675,200

Grocery Stores (3.51%)
   Albertson's, Inc.                      28,600       943,800
   American Stores Co.                    21,600       982,800
   Sysco Corp.                            34,400     1,221,200

                                                     3,147,800
Household Furniture (0.96%)
   Masco Corp.                            22,800       860,700

Industrial Inorganic Chemicals (0.71%)
   Dow Chemical Co.                        5,600       475,300
   Eastman Chemical Co.                    3,250       165,750

                                                       641,050
Jewelry, Silverware &
Plated Ware (0.22%)
   Jostens, Inc.                           8,400       200,550

Management & Public Relations (1.26%)
   Cognizant Corp.                        17,800       580,725
   Dun & Bradstreet Corp.                 22,500       554,062

                                                     1,134,787
Meat Products (0.83%)
   Tyson Foods, Inc.                      37,150       743,000

Medical Instruments & Supplies (0.79%)
   St. Jude Medical, Inc.                 21,850(a)    710,125

Medical Service & Health
Insurance (1.12%)
   AON Corp.                               7,600       505,400
   Foundation Health Systems, Inc.,
    Class A                               17,550(a)    473,850
   Physicians Corp. of America             5,700(a)     27,788

                                                     1,007,038
Metal Forgings & Stampings (0.51%)
   Newell Co.                             13,200       462,000

Metalworking Machinery (0.12%)
   Giddings & Lewis                        5,500       111,375

Miscellaneous Business Services (0.19%)
   Safety-Kleen Corp.                     11,200       166,600

Miscellaneous Electrical Equipment &
Supplies (0.64%)
   Motorola, Inc.                         10,000       572,500

Miscellaneous Fabricated Metal
Products (0.14%)
   Keystone International, Inc.            6,300       124,425

Miscellaneous Shopping Goods
Stores (1.07%)
   Toys 'R' Us, Inc.                      33,600(a)    957,600

Motor Vehicles, Parts & Supplies (0.89%)
   Grainger (W. W.), Inc.                 10,600       798,975

Paper Mills (1.06%)
   Kimberly Clark Corp.                   18,600       953,250

Petroleum Refining (3.09%)
   Atlantic Richfield Co.                  9,900     1,347,637
   Exxon Corp.                            25,200     1,426,950

                                                     2,774,587
Plastic Materials & Synthetics (0.10%)
   Wellman, Inc.                           5,900        92,925

Sanitary Services (1.92%)
   Browning-Ferris Industries, Inc.       26,800       760,450
   WMX Technologies, Inc.                 32,700       960,563

                                                     1,721,013
Soap, Cleaners & Toilet Goods (1.80%)
   Avon Products                          13,400       825,775
   Colgate-Palmolive Co.                   7,100       788,100

                                                     1,613,875
Telephone Communication (1.73%)
   AT&T Corp.                             24,500       820,750
   MCI Communications Corp.               19,300       735,812

                                                     1,556,562
Variety Stores (2.13%)
   Dayton-Hudson Corp.                    21,800       981,000
   Wal-Mart Stores, Inc.                  33,000       932,250

                                                     1,913,250

                             Total Common Stocks    49,059,925

Preferred Stocks (1.98%)

Motor Vehicles & Equipment (1.92%)
   Federal-Mogul Corp.
     Series D Convertible                  7,800(b)    603,525
   Ford Motor Co.
     Series A Convertible                 10,000     1,120,000

                                                     1,723,525
Paper Mills (0.06%)
   James River Corp. of Virginia
     Series L Convertible Exchangeable     1,000        50,000

                          Total Preferred Stocks     1,773,525


                                        Principal
                                         Amount         Value
Bonds (2.15%)

Aircraft & Parts (0.26%)
   Rohr Industries, Inc.
     Convertible Subordinated
     Debentures; 7.00%; 10/1/12        $ 260,000    $  231,400

Blast Furnace & Basic
Steel Products (0.39%)
   Quanex Corp. Convertible
     Subordinated Debentures;
     6.88%; 6/30/07                      350,000       355,250

Electric Lighting & Wiring
Equipment (0.07%)
   Cooper Industries, Inc. Convertible
     Subordinated Debentures;
     7.05%; 1/1/15                        62,000        68,820

Engines & Turbines (0.51%)
   Outboard Marine Corp. Convertible
     Subordinated Debentures;
     7.00%; 7/1/02                       500,000       454,375

Lumber & Other Building
Materials (0.21%)
   Hechinger Co. Convertible
     Subordinated Debentures;
     5.50%; 4/1/12                       600,000       186,750

Petroleum Refining (0.54%)
   Pennzoil Co. Senior Exchangeable
     Debentures; 6.50%; 1/15/03          300,000       480,375

Trucking & Courier Services,
Ex., Air (0.17%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
      6.50%; 5/1/11                      306,000       155,677

                                     Total Bonds     1,932,647

U.S. Government Treasury Notes & Bonds (36.09%)

Treasury Notes & Bonds (36.09%)
   5.13%; 2/28/98                      4,000,000     3,973,752
   5.13%; 11/30/98                     1,000,000       984,063
   6.00%; 10/15/99                     2,150,000     2,133,875
   5.50%; 4/15/00                      5,800,000     5,656,815
   6.25%; 4/30/01                      2,000,000     1,980,000
   6.38%; 8/15/02                      3,300,000     3,270,095
   5.75%; 8/15/03                      3,800,000     3,625,439
   5.88%; 2/15/04                      4,000,000     3,827,500
   7.50%; 2/15/05                      1,000,000     1,046,875
   8.25%; 5/15/05                        750,000       781,875
   5.63%; 2/15/06                      2,600,000     2,407,439
   7.25%; 5/15/16                        575,000       587,399
   7.50%; 11/15/16                       575,000       601,953
   7.25%; 8/15/22                        500,000       510,157
   6.25%; 8/15/23                      1,100,000       994,469

                                                    32,381,706

Commercial Paper (4.54%)

Personal Credit Institutions (4.54%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.65%; 5/1/97                     $4,072,955   $4,072,955

            Total Portfolio Investments (99.43%)    89,220,758

Cash, receivables and other assets,
   net of liabilities (0.57%)                          511,850

                      Total Net Assets (100.00%)    $89,732,608

(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCOR BLUE CHIP FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (91.43%)

Beverages (5.90%)
   Coca-Cola Co.                          36,200    $2,303,225
   Pepsico, Inc.                          68,300     2,381,962

                                                     4,685,187
Commercial Banks (6.60%)
   Banc One Corp.                         41,645     1,764,707
   J. P. Morgan & Co., Inc.               17,000     1,731,875
   KeyCorp                                33,500     1,746,187

                                                     5,242,769
Commercial Printing (2.11%)
   R. R. Donnelley & Sons Co.             48,900     1,674,825

Communications Equipment (0.70%)
   Lucent Technologies                     9,366       553,765

Computer & Office Equipment (2.61%)
   Hewlett-Packard Co.                    39,500     2,073,750

Department Stores (2.31%)
   May Department Stores                  39,700     1,836,125

Drug Stores & Proprietary Stores (2.54%)
   Walgreen Co.                           43,800     2,014,800

Drugs (10.54%)
   Bristol-Myers Squibb Co.               32,200     2,109,100
   Johnson & Johnson                      38,100     2,333,625
   Merck & Co., Inc.                      23,900     2,162,950
   Warner-Lambert Co.                     18,000     1,764,000

                                                     8,369,675
Eating & Drinking Places (3.11%)
   McDonald's Corp.                       46,100    $2,472,112

Electric Services (4.65%)
   Dominion Resources, Inc.               49,300     1,694,688
   KU Energy Corp.                        65,800     1,998,675

                                                     3,693,363
Electrical Industrial Apparatus (2.83%)
   Emerson Electric Co.                   44,300     2,248,225

Electronic Distribution
Equipment (2.95%)
   General Electric Co.                   21,100     2,339,463

Fire, Marine & Casualty
Insurance (2.85%)
   American International Group           17,600     2,261,600

General Industrial Machinery (2.64%)
   Pall Corp.                             90,600     2,095,125

Grain Mill Products (2.84%)
   Kellogg Co.                            32,300     2,252,925

Industrial Inorganic Chemicals (2.69%)
   Dow Chemical Co.                       25,200     2,138,850

Insurance Agents, Brokers &
Services (2.51%)
   Equifax, Inc.                          69,200     1,989,500

Medical Instruments & Supplies (2.85%)
   Baxter International, Inc.             47,200     2,259,700

Metal Cans & Shipping
Containers (2.70%)
   Crown Cork & Seal Co., Inc.            39,200     2,146,200

Miscellaneous Converted Paper
Products (2.71%)
   Minnesota Mining & Mfg. Co.            24,700     2,148,900

Miscellaneous Electrical Equipment &
Supplies (2.88%)
   Motorola, Inc.                         39,900     2,284,275

Petroleum Refining (5.66%)
   Exxon Corp.                            41,400     2,344,275
   Royal Dutch Petroleum Co. ADR          11,900     2,144,975

                                                     4,489,250
Preserved Fruits & Vegetables (2.73%)
   H. J. Heinz Co.                        52,200     2,166,300

Sanitary Services (1.11%)
   WMX Technologies, Inc.                 30,000       881,250

Soap, Cleaners & Toilet Goods (2.84%)
   Procter & Gamble Co.                   17,900     2,250,925

Sugar & Confectionary Products (2.72%)
   Wrigley Wm. Jr. Co.                    37,000     2,155,250

Telephone Communication (4.85%)
   AT&T Corp.                             58,500     1,959,750
   Bellsouth Corp.                        42,500     1,891,250

                                                     3,851,000

                             Total Common Stocks    72,575,109

                                        Principal
                                         Amount         Value
Commercial Paper (8.17%)

Miscellaneous Electrical Equipment &
Supplies (0.98%)
   General Electric Co.;
     5.45%; 5/5/97                     $ 775,000    $  774,531

Personal Credit Institutions (5.74%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.65%; 5/1/97                     3,937,407     3,937,407
   Ford Motor Credit;
     5.48%; 5/2/97                       220,000       219,967
     5.48%; 5/5/97                       400,000       399,756

                                                     4,557,130
Securities Brokers & Dealers (1.45%)
   Merrill Lynch & Co.
     5.47%; 5/2/97                     1,150,000     1,149,825


                          Total Commercial Paper     6,481,486


            Total Portfolio Investments (99.60%)    79,056,595

Cash, receivables and other assets,
   net of liabilities (0.40%)                          320,238

                      Total Net Assets (100.00%)    $79,376,833


PRINCOR CAPITAL ACCUMULATION FUND, INC.

                                          Shares
                                           Held         Value
Common Stocks (97.75%)

Beverages (3.69%)
   Anheuser Busch Cos., Inc.             285,000   $12,219,375
   Pepsico, Inc.                         119,700     4,174,538
   Universal Foods Corp.                  48,300     1,702,575

                                                    18,096,488
Combination Utility Services (1.08%)
   Cinergy Corp.                         158,800     5,280,100

Commercial Banks (15.79%)
   Banc One Corp.                        295,240    12,510,795
   Bankboston Corp.                      100,700     7,325,925
   Comerica, Inc.                        180,000    10,530,000
   CoreStates Financial Corp.            248,000    12,555,000
   First of America Bank Corp.            80,200     5,333,300
   KeyCorp                               229,500    11,962,688
   Nationsbank Corp.                      86,000     5,192,250
   Summit Bancorp                        257,000    11,950,500

                                                    77,360,458
Commercial Printing (1.99%)
   R. R. Donnelley & Sons Co.            285,000     9,761,250

Communications Equipment (1.84%)
   Allen Telecom, Inc.                    44,700(a)    771,075
   DSC Communications Corp.              136,300(a)  2,777,112
   General Instrument Corp.              232,400(a)  5,432,350

                                                     8,980,537
Computer & Office Equipment (2.45%)
   Hewlett-Packard Co.                    82,000   $ 4,305,000
   International Business
      Machines Corp.                      48,000     7,716,000

                                                    12,021,000
Crude Petroleum & Natural Gas (2.05%)
   Texaco, Inc.                           95,300    10,054,150

Drugs (6.84%)
   Abbott Labs                           150,000     9,150,000
   American Home Products Corp.          103,000     6,823,750
   Merck & Co., Inc.                      85,000     7,692,500
   Pharmacia & Upjohn, Inc.              333,000     9,865,125

                                                    33,531,375
Electric Services (4.13%)
   Dominion Resources, Inc.               98,200     3,375,625
   FPL Group, Inc.                        85,100     3,797,588
   Houston Industries, Inc.              530,000    10,600,000
   Potomac Electric Power Co.            110,000     2,475,000

                                                    20,248,213
Electrical Industrial Apparatus (1.26%)
   Emerson Electric Co.                  121,394     6,160,745

Electronic Distribution Equipment (1.49%)
   General Electric Co.                   66,000     7,317,750

Farm & Garden Machinery (2.30%)
   Tenneco, Inc.                         282,000    11,244,750

Fats & Oils (1.58%)
   Archer Daniels Midland Co.            420,000     7,717,500

General Industrial Machinery (0.61%)
   BW/IP Holdings, Inc., Class A          64,100     1,041,625
   Pall Corp.                             84,000     1,942,500

                                                     2,984,125
Grain Mill Products (1.09%)
   Ralston-Ralston Purina Group           65,000     5,354,375

Greeting Cards (2.64%)
   American Greetings Corp.              404,100    12,931,200

Grocery Stores (3.49%)
   Albertson's, Inc.                      98,000     3,234,000
   American Stores Co.                   140,000     6,370,000
   Sysco Corp.                           210,500     7,472,750

                                                    17,076,750
Household Furniture (2.48%)
   Masco Corp.                           321,500    12,136,625

Industrial Inorganic Chemicals (1.19%)
   Dow Chemical Co.                       47,700     4,048,538
   Eastman Chemical Co.                   35,400     1,805,400

                                                     5,853,938
Industrial Organic Chemicals (0.37%)
   Ethyl Corp.                           200,000     1,825,000

Jewelry, Silverware & Plated
Ware (0.43%)
   Jostens, Inc.                          88,200     2,105,775

Life Insurance (2.60%)
   American General Corp.                292,000    12,738,500

Management & Public Relations (2.10%)
   Cognizant Corp.                       110,600   $ 3,608,325
   Dun & Bradstreet Corp.                270,600     6,663,525

                                                    10,271,850
Meat Products (1.35%)
   Tyson Foods, Inc.                     329,550     6,591,000

Medical Instruments & Supplies (0.87%)
   St. Jude Medical, Inc.                131,450(a)  4,272,125

Medical Service & Health
Insurance (1.68%)
   AON Corp.                              74,600     4,960,900
   Foundation Health Systems, Class A    121,160(a)  3,271,320

                                                     8,232,220
Metal Forgings & Stampings (1.07%)
   Newell Co.                            150,000     5,250,000

Miscellaneous Business Services (0.37%)
   Safety-Kleen Corp.                    121,200     1,802,850

Miscellaneous Electrical Equipment
& Supplies (0.90%)
   Motorola, Inc.                         77,300     4,425,425

Miscellaneous Fabricated Metal
Products (0.31%)
   Keystone International, Inc.           76,200     1,504,950

Miscellaneous Shopping Goods
Stores (1.57%)
   Toys 'R' Us, Inc.                     270,100(a)  7,697,850

Motor Vehicles, Parts & Supplies (1.39%)
   Grainger (W. W.), Inc.                 90,300     6,806,362

Newspapers (1.28%)
   Dow Jones & Co., Inc.                 155,000     6,277,500

Paper Mills (1.55%)
   Kimberly Clark Corp.                  147,800     7,574,750

Petroleum Refining (4.58%)
   Atlantic Richfield Co.                 89,800    12,224,025
   Exxon Corp.                           180,800    10,237,800

                                                    22,461,825
Plastic Materials & Synthetics (0.21%)
   Wellman, Inc.                          64,200     1,011,150

Rental of Railroad Cars (1.12%)
   GATX Corp.                            100,000     5,475,000

Sanitary Services (3.94%)
   Browning-Ferris Industries, Inc.      395,000    11,208,125
   WMX Technologies, Inc.                276,000     8,107,500

                                                    19,315,625
Soap, Cleaners & Toilet Goods (3.18%)
   Avon Products                         145,000     8,935,625
   Colgate-Palmolive Co.                  60,000     6,660,000

                                                    15,595,625
Telephone Communication (5.46%)
   AT&T Corp.                            128,300   $ 4,298,050
   MCI Communications Corp.              137,800     5,253,625
   Southern New England Telecom          125,000     4,562,500
   US West Communications Group          360,000    12,645,000

                                                    26,759,175
Variety Stores (3.43%)
   Dayton-Hudson Corp.                   195,000     8,775,000
   Wal-Mart Stores, Inc.                 284,000     8,023,000

                                                    16,798,000

                            Total Common Stocks    478,903,886

                                        Principal
                                         Amount         Value
Commercial Paper (2.04%)

Personal Credit Institutions (2.04%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.65%; 5/1/97                     $9,996,817 $  9,996,817


            Total Portfolio Investments (99.79%)   488,900,703

Cash, receivables and other assets,
   net of liabilities (0.21%)                        1,015,448

                      Total Net Assets (100.00%)  $489,916,151

(a) Non-Income producing security - No dividend paid during the period.


PRINCOR EMERGING GROWTH FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (82.44%)

Blast Furnace & Basic Steel
Products (0.89%)
   Lukens, Inc.                          144,000   $ 2,754,000

Carpets & Rugs (0.77%)
   Shaw Industries, Inc.                 196,800     2,386,200

Chemicals & Allied Products (0.39%)
   Sigma-Aldrich Corp.                    40,000     1,200,000

Commercial Banks (9.35%)
   First Commerce Corp.                   35,000     1,430,625
   First Federal Capital Corp.           108,532     2,876,098
   Independent Bank Corp. Michigan        41,632     1,634,056
   Mercantile Bancorp., Inc.             129,153     7,490,874
   Merchants Bancorp., Inc.               57,500     2,098,750
   National City Corp.                    32,000     1,560,000
   Nationsbank Corp.                      13,310       803,591
   North Fork Bancorp., Inc.             119,579     4,738,318
   Peoples Heritage Financial Group, Inc. 98,000     3,074,750
   Princeton National Bancorp., Inc.     100,000     1,850,000
   Summit Bancorp.                        31,000     1,441,500

                                                    28,998,562
Commercial Printing (0.33%)
   Merrill Corp.                          43,200     1,004,400

Computer & Data Processing
Services (6.97%)
   American Management Systems, Inc.     220,000(a)  5,445,000
   Bitstream                             198,000(a)    594,000
   Cerner Corp.                          236,600(a)  3,815,175
   HBO & Co.                              69,000     3,691,500
   Microsoft Corp.                        50,000(a)  6,075,000
   National Processing, Inc.              41,000(a)    287,000
   Sunquest Information Systems, Inc.    167,700(a)  1,718,925

                                                    21,626,600
Computer & Office Equipment (3.00%)
   EMC Corp.                             176,100(a)  6,405,637
   Optika Imaging Systems                140,500(a)    702,500
   Seagate Technology                      9,410(a)    431,684
   SystemSoft Corp.                      230,000(a)  1,753,750

                                                     9,293,571
Construction & Related
Machinery (3.39%)
   Energy Ventures, Inc.                 157,400(a) 10,526,125

Crude Petroleum & Natural Gas (1.06%)
   Devon Energy Corp.                    100,000     3,300,000

Dairy Products (0.33%)
   Dreyer's Grand Ice Cream, Inc.         32,400     1,016,044

Drugs (1.84%)
   Alliance Pharmaceutical Corp.          48,600(a)    370,575
   Forest Laboratories, Inc.              33,700(a)  1,150,013
   Genzyme Corp. - General Division       15,130(a)    349,881
   Genzyme Corp. - Tissue Repair           1,021(a)      8,934
   Merck & Co., Inc.                      16,970     1,535,785
   Pharmacia & Upjohn, Inc.               75,000     2,221,875
   Seragen, Inc.                          60,000(a)     75,000

                                                     5,712,063
Electronic Components &
Accessories (7.10%)
   Intel Corp.                            74,000    11,331,250
   Linear Technology Corp.                99,000     4,974,750
   Solectron Corp.                       100,000(a)  5,737,500

                                                    22,043,500
Engineering & Architectural
Services (1.20%)
   Paychex, Inc.                          79,375     3,715,742

Finance Services (1.47%)
   First Financial Corp.                 173,500     4,576,062

Fire, Marine & Casualty
Insurance (2.20%)
   Avemco Corp.                          104,200     2,513,825
   Berkley W. R. Corp.                    87,700     4,319,225

                                                     6,833,050
Footwear, Except Rubber (0.75%)
   Nine West Group, Inc.                  58,600(a)  2,322,025

General Industrial Machinery (4.62%)
   Flow International Corp.              187,200(a)  1,661,400
   Kaydon Corp.                           89,900     3,978,075
   Pentair, Inc.                         136,200     4,068,975
   Roper Industries, Inc.                112,900     4,614,788

                                                    14,323,238
Grocery Stores (0.86%)
   Casey's General Stores, Inc.          141,400     2,668,925

Holding Offices (0.78%)
   ISB Financial Corp.                   108,100     2,432,250

Hose, Belting, Gaskets & Packing (0.98%)
   Mark IV Industries                    130,368     3,031,056

Hospitals (2.05%)
   Humana, Inc.                          118,700(a)  2,581,725
   Universal Health Services, Inc.,
    Class B                              100,000(a)  3,787,500

                                                     6,369,225
Insurance Agents, Brokers &
Services (1.46%)
   Equifax, Inc.                         157,400     4,525,250

Investment Offices (1.22%)
   AMVESCO PLC Sponsored ADR              68,760     3,773,205

Iron & Steel Foundries (0.63%)
   Atchison Casting Corp.                110,000(a)  1,952,500

Laundry, Cleaning & Garment
Services (0.78%)
   G&K Services, Inc., Class A            83,800     2,430,200

Management & Public Relations (0.39%)
   Complete Management, Inc.             108,000(a)  1,201,500

Measuring & Controlling Devices (1.54%)
   ISCO, Inc.                             30,935       239,742
   Millipore Corp.                       101,200     3,820,300
   Photon Dynamics                       129,300(a)    711,150

                                                     4,771,192
Meat Products (0.63%)
   Michael Foods, Inc.                   186,700     1,960,350

Medical Instruments & Supplies (3.40%)
   Boston Scientific Corp.                68,100(a)  3,285,825
   Nellcor Puritan Bennett               170,500(a)  2,898,500
   Steris Corp.                          133,000(a)  4,355,750

                                                    10,540,075
Medical Service & Health
Insurance (4.58%)
   Alternative Living Services           232,000(a)  3,828,000
   Foundation Health Systems, Inc.,
    Class A                              200,440(a)  5,411,880
   Orthofix International NV             156,200(a)  1,249,600
   Pacificare Health Systems, Inc.,
    Class A                                  188(a)     14,428
   Pacificare Health Systems, Inc.,
    Class B                                  591(a)     47,428
   Patient Infosystems, Inc.             125,000(a)    750,000
   United Healthcare Corp.                60,000     2,917,500

                                                    14,218,836
Metal Services, NEC (1.58%)
   BMC Industries, Inc.                  169,400     4,912,600

Miscellaneous Apparel &
Accessories (0.59%)
   Designer Holdings, Ltd.               225,000(a)  1,828,125

Miscellaneous Chemical Products (1.68%)
   Cytec Industries                       71,900(a)  2,705,238
   H. B. Fuller Co.                       47,000     2,520,375

                                                     5,225,613
Mortgage Bankers & Brokers (1.05%)
   Money Store, Inc.                     150,000     3,243,750

Office Furniture (1.04%)
   Chromcraft Revington, Inc.             70,700(a)  1,953,088
   Kimball International, Inc., Class B   36,300     1,279,575

                                                     3,232,663
Offices & Clinics of Medical
Doctors (0.02%)
   Talbert Medical Management Holdings
   Rights                                  4,389(a)     76,807

Oil & Gas Field Services (1.54%)
   Diamond Offshore Drilling              74,300(a)  4,783,063

Operative Builders (1.15%)
   D. R. Horton, Inc.                    292,500     2,851,875
   Pulte Corp.                            25,000       712,500

                                                     3,564,375
Paints & Allied Products (0.86%)
   RPM, Inc.                             158,900     2,661,575

Plastic Materials & Synthetics (0.65%)
   A. Schulman, Inc.                     106,800     2,029,200

Plumbing, Heating &
Air-Conditioning (1.72%)
   Apogee Enterprises, Inc.              340,400     5,106,000
   Metalclad Corp.                       228,400(a)    235,538

                                                     5,341,538
Refrigeration & Service
Machinery (0.44%)
   Tecumseh Products Co. Class A          25,000     1,350,000

Sanitary Services (0.87%)
   Browning-Ferris Industries, Inc.       85,400     2,423,225
   USA Waste Services, Inc.                8,846(a)    289,706

                                                     2,712,931
Savings Institutions (0.42%)
   Sterling Financial Corp.               82,333(a)  1,296,745

Screw Machine Products, Bolts,
Etc. (0.89%)
   Trimas Corp.                          112,400     2,767,850

Security Brokers & Dealers (0.80%)
   Jefferies Group, Inc.                  53,200     2,467,150

Telephone Communication (1.00%)
   McLeod, Inc.                          169,700(a)  3,118,238

Toys & Sporting Goods (0.69%)
   Mattel, Inc.                           77,350     2,156,131

Trucking & Courier Services,
Ex., Air (0.49%)
   J. B. Hunt Transport Services, Inc.   108,900     1,510,987

                             Total Common Stocks   255,785,087

Preferred Stock (0.56%)

Medical Service & Health
Insurance (0.56%)
   Pacificare Health Systems, Inc.
     Series A Convertible                 55,600   $ 1,737,500

                                        Principal
                                         Amount         Value
Bonds (1.93%)

Computer & Data Processing
Services (0.89%)
   Sierra On Line Convertible
     Subordinated Debentures;
      6.50%; 4/1/01                    $ 990,000(b) $2,780,662

Industrial Inorganic Chemicals (0.47%)
   Ciba-Geigy Corp. Exchangeable
     Subordinated Debentures;
     6.25%; 3/15/16                      350,000(b)    362,688
   ICN Pharmaceuticals, Inc.
      Convertible Subordinated
     Debentures; 8.50%; 11/15/99       1,000,000     1,102,500

                                                     1,465,188
Management & Public Relations (0.43%)
   Complete Management Inc.
     Convertible Debentures;
     8.00%; 12/15/03                   1,500,000     1,342,500

Nursing & Personal Care Facilities (0.07%)
   Greenery Rehabilitation Group, Inc.
     Convertible Senior Subordinated
     Notes; 8.75%; 4/1/15                250,000       204,688

Sanitary Services (0.07%)
   Enclean, Inc. Convertible
     Subordinated Debentures;
     7.50%; 8/1/01                       200,000       203,656

                                 Total Bonds         5,996,694

Commercial Paper (14.92%)

Business Credit Institutions (4.19%)
   American Express Credit Corp.;
     5.47%; 5/8/97                     7,025,000     7,017,528
     5.45%; 5/9/97                     6,000,000     5,992,733

                                                    13,010,261
Personal Credit Institutions (9.75%)
   American General Finance Corp.;
     5.48%; 5/1/97                     5,885,000     5,885,000
     5.49%; 5/9/97                     1,775,000     1,772,834
   Investment in Joint Trade Account;
   Associates Corp.;
     5.65%; 5/1/97                     15,337,821   15,337,821
   Ford Motor Credit Co.;
     5.40%; 5/2/97                     2,000,000     1,999,700
     5.46%; 5/12/97                    5,275,000     5,266,200

                                                    30,261,555
Security Brokers & Dealers (0.98%)
   Merrill Lynch & Co., Inc.;
     5.50%; 5/8/97                     3,025,000   $ 3,021,765

                          Total Commercial Paper    46,293,581

            Total Portfolio Investments (99.85%)   309,812,862

Cash, receivables and other assets,
   net of liabilities (0.15%)                          477,661

                  Total Net Assets (100.00%)      $310,290,523

(a)  Non-income producing security - No dividend paid during the period.
(b) Restricted security - See Note 4 to the financial statements.


PRINCOR GROWTH FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (86.73%)

Advertising (1.10%)
   Interpublic Group of Cos., Inc.        60,000   $ 3,397,500

Beverages (2.37%)
   Coca-Cola Co.                          60,000     3,817,500
   Pepsico, Inc.                         100,000     3,487,500

                                                     7,305,000
Blast Furnace & Basic Steel
Products (0.70%)
   Lukens, Inc.                           80,000     1,530,000
   Quanex Corp.                           24,142       609,586

                                                     2,139,586
Carpets & Rugs (0.79%)
   Shaw Industries, Inc.                 200,000     2,425,000

Cash Grains (2.29%)
   Pioneer Hi-Bred International         100,000     7,062,500

Commercial Banks (5.96%)
   Banc One Corp.                         55,000     2,330,625
   CoreStates Financial Corp.             12,250       620,156
   First of America Bank Corp.            40,000     2,660,000
   Firstar Corp.                         150,000     4,406,250
   FirstMerit Corp.                       50,000     2,137,500
   Mercantile Bancorp., Inc.              13,050       756,900
   Nationsbank Corp.                      71,644     4,325,506
   Princeton National Bancorp., Inc.      60,000     1,110,000

                                                    18,346,937
Communications Equipment (4.23%)
   General Instrument Corp.              175,000(a)  4,090,625
   Northern Telecom Ltd.                  75,000     5,446,875
   Octel Communications Corp.            213,700(a)  3,472,625

                                                    13,010,125
Computer & Data Processing
Services (4.71%)
   GTECH Holdings Corp.                  139,300(a)  4,283,475
   Microsoft Corp.                        84,000(a) 10,206,000

                                                    14,489,475
Computer & Office Equipment (3.73%)
   Bay Networks                          113,800(a)  2,019,950
   Ceridian Corp.                        106,200(a)  3,544,425
   Digital Equipment Corp.                71,500(a)  2,136,063
   Hewlett-Packard Co.                    60,000     3,150,000
   Pitney Bowes, Inc.                     10,000       640,000

                                                    11,490,438
Department Stores (0.98%)
   May Department Stores                  65,000     3,006,250

Drugs (8.97%)
   Alliance Pharmaceutical Corp.          20,000(a)    152,500
   Bristol-Myers Squibb Co.               50,000     3,275,000
   Forest Laboratories, Inc.              66,300(a)  2,262,487
   Genzyme Corp. - General Division        9,456(a)    218,670
   Genzyme Corp. - Tissue Repair             638(a)      5,583
   Johnson & Johnson                      80,000     4,900,000
   Lilly (Eli) & Co.                      50,000     4,393,750
   Merck & Co., Inc.                      50,000     4,525,000
   Pharmacia & Upjohn, Inc.              100,000     2,962,500
   Seragen, Inc.                          70,500(a)     88,125
   Smithkline Beecham PLC ADR.            60,000     4,837,500

                                                    27,621,115
Electric Light & Wiring
Equipment (0.17%)
   Raychem Corp.                           8,100       522,450

Electrical Goods (0.59%)
   Avnet, Inc.                            30,000     1,826,250

Electronic Components &
Accessories (4.60%)
   Intel Corp.                            63,000     9,646,875
   Linear Technology Corp.                90,000     4,522,500

                                                    14,169,375
Electronic Distribution Equipment (0.72%)
   General Electric Co.                   20,000     2,217,500

Federal & Federally Sponsored
Credit (0.53%)
   Federal National Mortgage Association  40,000     1,645,000

Footwear, Except Rubber (1.90%)
   Stride Rite Corp.                     425,000     5,843,750

General Industrial Machinery (3.48%)
   Flow International Corp.              100,000(a)    887,500
   Ingersoll-Rand Co.                     70,000     3,438,750
   Tyco International Ltd.               104,700     6,386,700

                                                    10,712,950
Grain Mill Products (1.41%)
   General Mills, Inc.                     1,765       109,430
   Ralcorp Holdings, Inc.                 10,833       111,038
   Ralston-Ralston Purina Group           50,000     4,118,750
                                                     4,339,218
Grocery Stores (0.13%)
   Casey's General Stores, Inc.           21,052       397,357

Hose, Belting, Gaskets & Packing (1.02%)
   Mark IV Industries                    134,564     3,128,608

Hospitals (2.78%)
   Columbia/HCA Healthcare Corp.          70,800     2,478,000
   Humana, Inc.                          105,000(a)  2,283,750
   Universal Health Services, Inc.,
    Class B                              100,000(a)  3,787,500

                                                     8,549,250
Household Furniture (0.98%)
   Masco Corp.                            80,000   $ 3,020,000

Investment Offices (1.07%)
   AMVESCO PLC Sponsored ADS              60,000     3,292,500

Lumber & Other Building
Materials (1.88%)
   Home Depot, Inc.                      100,000     5,800,000

Management & Public Relations (1.09%)
   ACNielson Corp.                         3,333(a)     49,995
   Cognizant Corp.                        10,000       326,250
   Dun & Bradstreet Corp.                 10,000       246,250
   Medaphis Corp.                        527,000(a)  2,733,813

                                                     3,356,308
Medical Instruments & Supplies (4.32%)
   Becton, Dickinson & Co.                70,000     3,220,000
   Boston Scientific Corp.               150,000(a)  7,237,500
   Nellcor Puritan Bennett               166,600(a)  2,832,200

                                                    13,289,700
Medical Service & Health
Insurance (3.69%)
   AON Corp.                              40,000     2,660,000
   Foundation Health Systems, Inc.,
    Class A                              147,500(a)  3,982,500
   Pacificare Health Systems, Inc.,
    Class A                                  840        64,470
   Pacificare Health Systems, Inc.,
    Class B                                2,640       211,860
   United Healthcare Corp.                60,000     2,917,500
   Value Health, Inc.                     75,000(a)  1,509,375

                                                    11,345,705
Millwork, Plywood & Structural
Members (0.51%)
   Georgia-Pacific Corp.                  20,000     1,560,000

Miscellaneous Converted Paper
Products (0.40%)
   Minnesota Mining & Mfg. Co.            14,000     1,218,000

Miscellaneous Electrical Equipment
& Supplies (1.12%)
   Motorola, Inc.                         60,000     3,435,000

Miscellaneous  Fabricated Metal
Products (1.11%)
   Parker-Hannifin Corp.                  68,900     3,427,775

Miscellaneous  Shopping Goods
Stores (0.32%)
   Toys 'R' Us, Inc.                      35,000(a)    997,500

Motor Vehicles & Equipment (1.99%)
   Chrysler Corp.                        100,000     3,000,000
   Dana Corp.                             98,000     3,123,750

                                                     6,123,750
Office Furniture (0.13%)
   Chromcraft Revington, Inc.             15,000(a)    414,375

Offices & Clinics of Medical
Doctors (0.03%)
   Talbert Medical Management Holdings,
   Rights                                  5,425(a)     94,937

Operative Builders (0.39%)
   Pulte Corp.                            42,105     1,199,992

Petroleum Refining (2.17%)
   Atlantic Richfield Co.                 20,000     2,722,500
   Exxon Corp.                            70,000     3,963,750

                                                     6,686,250
Photographic Equipment &
Supplies (0.01%)
   Imation Corp.                           1,400(a)     33,075

Plastic Materials & Synthetics (0.49%)
   A. Schulman, Inc.                      80,000     1,520,000

Plumbing, Heating &
Air-Conditioning  (0.09%)
   Metalclad Corp.                       264,500(a)    272,766

Preserved Fruits & Vegetables (0.67%)
   CPC International, Inc.                25,000     2,065,625

Radio, Television & Computer
Stores (0.17%)
   Tandy Corp.                            10,000       523,750

Radio & Television Broadcasting  (0.75%)
   Sinclair Broadcast Group              100,000(a)  2,325,000

Refrigeration & Service
Machinery (0.70%)
   Tecumseh Products Co., Class A         40,000     2,160,000

Rubber & Plastics Footwear (0.62%)
   Reebok International Ltd.              50,000     1,912,500

Sanitary Services (1.35%)
   Browning-Ferris Industries, Inc.       80,000     2,270,000
   USA Waste Services, Inc.               17,695(a)    579,511
   WMX Technologies, Inc.                 45,000     1,321,875

                                                     4,171,386
Security Brokers & Dealers (1.14%)
   Salomon, Inc.                          70,000     3,500,000

Shoe Stores (0.14%)
   Payless ShoeSource, Inc.               10,400(a)    442,000

Soap, Cleaners & Toilet Goods (3.23%)
   Colgate-Palmolive Co.                  40,000     4,440,000
   Ecolab, Inc.                          120,000     4,890,000
   International Flavors &
    Fragrances, Inc.                      15,000       631,875

                                                     9,961,875
Toys & Sporting Goods (1.11%)
   Mattel, Inc.                          123,046     3,429,907

Trucking & Courier Services,
Ex., Air (0.19%)
   Caliber System, Inc.                   15,000       446,250
   Roadway Express                         7,500       131,250

                                                       577,500
Women's & Children's
Undergarments (1.71%)
   Warnaco Group, Class A                185,200     5,278,200

                             Total Common Stocks   267,081,010

Preferred Stocks (0.99%)

Medical Service & Health
Insurance (0.63%)
   Pacificare Health Systems, Inc.
     Series A Convertible                 62,000   $ 1,937,500

Motor Vehicles & Equipment (0.36%)
   Ford Motor Co.
     Series A Convertible                 10,000     1,120,000



                          Total Preferred Stocks     3,057,500

                                        Principal
                                         Amount         Value
Bonds (1.15%)

Electrical Industrial Apparatus (0.62%)
   Liebert Co. Convertible
     Subordinated Debentures;
     8.00%; 11/15/10                   $ 500,000   $ 1,909,375

Industrial Inorganic Chemicals (0.17%)
   Ciba-Geigy Corp. Exchangeable
     Subordinated Debentures;
     6.25%; 3/15/16                      500,000(b)    518,125

Nursing & Personal Care Facilities (0.26%)
   Greenery Rehabilitation Group, Inc.
     Convertible Senior Subordinated
     Notes; 8.75%; 4/1/15              1,000,000       818,750

Sanitary Services (0.10%)
   Enclean, Inc. Convertible
     Subordinated Debentures;
      7.50%; 8/1/01                      300,000       305,484

                                     Total Bonds     3,551,734

Commercial Paper (10.98%)

Crude Petroleum & Natural Gas (1.95%)
   Chevron Oil Finance;
     5.42%; 5/5/97                     6,020,000     6,016,375

Personal Credit Institutions (7.22%)
   American General Finance;
     5.48%%; 5/1/97                    7,485,000     7,485,000
   Investment in Joint Trade Account;
   Associates Corp;
     5.65%; 5/1/97                    14,748,712    14,748,712

                                                    22,233,712
Securities Brokers & Dealers (1.81%)
   Merrill Lynch & Co.;
     5.47%; 5/1/97                     5,575,000     5,575,000

                          Total Commercial Paper    33,825,087

            Total Portfolio Investments (99.85%)   307,515,331

Cash, receivables and other assets,
   net of liabilities (0.15%)                          449,518

                      Total Net Assets (100.00%)  $307,964,849

(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.


PRINCOR UTILITIES FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (98.97%)

Combination Utility Services (33.84%)
   Baltimore Gas & Electric Co.           82,500    $2,103,750
   Cilcorp, Inc.                          60,800     2,348,400
   Cinergy Corp.                          65,799     2,187,816
   Commonwealth Energy Systems            48,000     1,050,000
   LG&E Energy Corp.                      45,400     1,095,275
   Montana Power Co.                      97,800     2,163,825
   Nipsco Industries, Inc.                46,600     1,840,700
   Pacificorp                            107,600     2,138,550
   Scana Corp.                            55,600     1,341,350
   Utilicorp United, Inc.                 69,000     1,794,000
   Washington Water Power Co.             40,500       723,938
   Western Resources, Inc.                69,700     2,099,712
   Wisconsin Energy Corp.                 79,300     1,982,500
   WPS Resources Corp.                    25,000       615,625

                                                    23,485,441
Electric Services (33.25%)
   Carolina Power & Light Co.             60,300     2,050,200
   Central & Southwest                    84,800     1,706,600
   Dominion Resources, Inc.               56,300     1,935,313
   Duke Power Co.                         48,400     2,123,550
   FPL Group, Inc.                        47,600     2,124,150
   GPU, Inc.                              32,400     1,044,900
   Houston Industries, Inc.               94,900     1,898,000
   Mid American Energy Holdings Co.      106,800     1,788,900
   Pinnacle West Capital Corp.            59,700     1,701,450
   Portland General Corp.                 35,400     1,292,100
   Southern Co.                          100,800     2,053,800
   Teco Energy, Inc.                      90,500     2,160,687
   Texas Utilities Co.                    35,600     1,201,500

                                                    23,081,150
Gas Production & Distribution (4.25%)
   AGL Res., Inc.                         54,400     1,047,200
   New Jersey Resources Corp.             38,700     1,117,463
   Peoples Energy Corp.                   23,300       786,375

                                                     2,951,038
Telephone Communication (27.63%)
   AT&T Corp.                             46,900     1,571,150
   Ameritech Corp.                        41,300     2,524,462
   Bell Atlantic Corp.                    36,800     2,493,200
   Bellsouth Corp.                        59,500     2,647,750
   GTE Corp.                              52,900     2,426,788
   MCI Communications Corp.               65,700     2,504,813
   Sprint Corp.                           53,400     2,342,925
   US West Communications Group           76,000     2,669,500

                                                    19,180,588

                             Total Common Stocks    68,698,217

                                        Principal
                                         Amount         Value
Commercial Paper (0.69%)

Personal Credit Institutions (0.69%)
   Investment in Joint Trade Account;
   Associates Corp.;
     5.65%; 5/1/97                     $ 478,100   $   478,100


            Total Portfolio Investments (99.66%)    69,176,317

Cash, receivables and other assets, net of
   liabilities (0.34%)                                 233,255


                      Total Net Assets (100.00%)   $69,409,572


PRINCOR WORLD FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (93.34%)

Advertising (0.94%)
   WPP Group PLC                         580,000   $ 2,376,301

Beverages (1.61%)
   Lion Nathan                         1,102,000     2,651,706
   PanAmerican Beverages                  46,000     1,334,000
   Quilmes Industrial Quins SA ADR         5,700        63,413

                                                     4,049,119
Blast Furnace & Basic Steel
Products (1.74%)
   British Steel PLC                     712,000     1,646,292
   Voest-Alpine Stahl                     69,000(b)  2,723,192

                                                     4,369,484
Central Reserve Depositories (3.76%)
   Banco Totta & Acores                  145,000     2,027,971
   Dao Heng Bank Group Ltd.              310,000     1,472,662
   Ergo Bank                               5,334       351,566
   National Westminster Bank             215,800     2,556,150
   Union Bank of Norway                   36,700     1,056,554
   Wing Hang Bank                        549,600     2,007,829

                                                     9,472,732
Chewing & Smoking Tobacco (0.69%)
   Imperial Tobacco Group PLC            264,000(a)  1,734,886

Combination Utility Services (2.03%)
   ABB AG                                  3,240     3,925,108
   Iberdrola 1 SA                        105,000     1,186,035

                                                     5,111,143
Commercial Banks (10.97%)
   ABN-AMRO Holdings NV                   56,218     3,864,054
   Bangkok Bank                           79,000       731,788
   Bank of Ireland                       429,239     4,471,428
   Barclays PLC                          285,594     5,319,895
   Fokus Bank                            240,000(b)  2,342,436
   Istituto Mobiliare Italiano           413,000   $ 3,518,717
   National Australia Bank Ltd.          287,715     3,946,802
   Svenska Handelsbanken AB Free         130,750     3,416,451

                                                    27,611,571
Communications Equipment (0.89%)
   ECI Telecommunications Ltd.           103,000     2,253,125

Communications Services, NEC (1.10%)
   KPN Royal PTT Nederland                77,786     2,763,088

Computer & Office Equipment (0.33%)
   Canon, Inc.                            35,000       830,116

Construction & Related
Machinery (0.71%)
   Powerscreen International PLC         182,000     1,794,030

Consumer Products (1.83%)
   Imasco Ltd.                           169,000     4,600,753

Crude Petroleum & Natural Gas (1.04%)
   Hardy Oil & Gas                       520,000     2,619,854

Deep Sea Foreign Transportation of
Freight (1.00%)
   Van Ommeren NV                         64,841     2,526,264

Department Stores (0.68%)
   Vendex International                   36,292     1,723,216

Drugs (6.21%)
   Elan Corp. PLC ADR                    103,000(a)  3,502,000
   Galencia Holdings AG                    2,890     1,223,914
   Novartis AG                             4,423     5,829,544
   Pharmacia & Upjohn, Inc.               65,000     1,925,625
   Teva Pharmaceutical ADR                62,000     3,146,500

                                                    15,627,583
Electric Light & Wiring
Equipment (0.51%)
   Clipsal Industries Holdings           149,000       584,080
   Otra NV                                44,300       704,941

                                                     1,289,021
Electric Services (0.47%)
   Korea Electric Power Corp.             39,500     1,177,914

Electronic Components &
Accessories (1.81%)
   Amtek Engineering                     675,000     1,166,754
   Elec & Eltek International            454,000     2,587,800
   Murata Mfg.                             9,000       331,889
   Varitronix                            340,000       474,019

                                                     4,560,462
Electronic Distribution Equipment (1.70%)
   Phillips Electronics                   82,100     4,285,991

Engines & Turbines (1.93%)
   Mabuchi Motor                           4,000       202,663
   Radex-Heraklith                        47,000     1,874,209
   Scapa Group PLC                       838,000     2,780,670

                                                     4,857,542
Farm & Garden Machinery (1.36%)
   New Holland NV                        155,000(a)  3,429,375

Finance Services (1.08%)
   MBF Capital Berhad                  1,829,000     2,710,728

Forest Products (0.28%)
   Metsa-Serla                            94,000       704,509

Functions Closely Related to
Banking (0.65%)
   Liechtenstein Global Trust AG           3,000     1,649,205

Gas Production & Distribution (1.33%)
   OMV AG                                 30,600     3,339,313

General Industrial Machinery (0.92%)
   SKF AB 'B' Free                       106,700     2,312,028

Holding Offices (1.21%)
   First Pacific Co., Ltd.             2,557,302     3,053,637

Household Appliances (0.61%)
   Fisher & Paykel                       430,665     1,546,979

Industrial Inorganic Chemicals (3.43%)
   Bayer AG                               90,550     3,601,785
   Kemira Oy                             332,000(b)  3,075,242
   Rhone Poulenc                          58,000     1,950,766

                                                     8,627,793
Investment Offices (1.40%)
   AMVESCO PLC                           651,400     3,530,257

Life Insurance (1.08%)
   QBE Insurance Group Ltd.              473,000     2,710,006

Lumber & Other Building
Materials (0.13%)
   Wickes PLC                            125,800       338,845

Meat Products (5.87%)
   Danisco AS                             89,000     5,158,081
   Orkla B Ordinary Shares                70,400     5,447,483
   Unilever NV                            21,500     4,181,675

                                                    14,787,239
Miscellaneous Chemical Products (1.57%)
   Hoechst AG                            101,000     3,963,209

Miscellaneous Durable Goods (0.92%)
   Hagemeyer NV                           26,495     2,305,265

Miscellaneous Food &
Kindred Products (0.65%)
   Burns, Philp & Co., Ltd.              989,938     1,648,135

Miscellaneous Manufacturers (0.26%)
   Carter Holt Harvey Ltd.               297,300       659,719

Miscellaneous Non-Durable
Goods (2.14%)
   Grand Metropolitan PLC                643,726     5,389,678

Miscellaneous Plastics
Products, NEC (0.63%)
   Royal Group Technologies Ltd.        70,000(a)(b) 1,575,093

Miscellaneous Textile Goods (1.03%)
   Esprit Asia                         5,666,000     2,596,560

Miscellaneous Transportation
Equipment (0.80%)
   Autoliv AB                             55,000     2,001,467

Miscellaneous Wood Products (0.47%)
   Enso Oy                               142,000     1,173,413

Motor Vehicles, Parts & Supplies (0.47%)
   Dahl International AB                  57,000     1,184,247

Motor Vehicles & Equipment (1.78%)
   Hyundai Motor Co. Ltd.                 63,000(b)    529,200
   UMW Holdings Berhad                   337,000     1,772,283
   Volvo AB                               87,000     2,190,111

                                                     4,491,594
Newspapers (1.49%)
   Publishing & Broadcasting Ltd.        710,000     3,757,095

Petroleum Refining (1.91%)
   Repsol Petroleo, SA                   114,400     4,800,767

Plastic Materials & Synthetics (0.74%)
   Astra AB                               47,050     1,868,088

Pulp Mills (1.23%)
   UPM-Kymmene Oy                        134,980     3,086,815

Security & Commodity Services (1.28%)
   Corporacion Bancaria de Espania SA     72,000     3,213,692

Security Brokers & Dealers (0.92%)
   Peregrine Investment Holdings       1,496,000     2,298,117
   Peregrine Investment - Warrants       127,000(a)     19,017

                                                     2,317,134

Soap, Cleaners & Toilet Goods (1.61%)
   Reckitt & Colman PLC                  298,797     4,060,440

Special Industry Machinery (0.97%)
   Bobst SA                                  835     1,216,143
   IHC Caland NV                          23,300     1,150,584
   Rauma Group                             3,758        77,274

                                                     2,444,001
Sugar & Confectionary Products (3.12%)
   Nestle                                  4,704     5,714,639
   Tate & Lyle                           286,000     2,132,375

                                                     7,847,014
Telephone Communication (7.22%)
   Cable & Wireless PLC                  216,000     1,666,542
   Nokia Corp. Class A ADR                71,000     4,588,375
   Tele Danmark B                         34,800     1,673,683
   Telecom Corp of New Zealand Ltd.      547,000     2,454,177
   Telecom Italia-DI                   1,440,000     3,103,965
   Telefonica de Espana, SA              183,400     4,701,920

                                                    18,188,662
Water Transportation of
Freight, NEC (0.83%)
   ICB Shipping AB 'B' Free              213,733     2,097,693

                             Total Common Stocks   235,043,890

Preferred Stocks (0.55%)

Commercial Banks (0.55%)
   National Australia Bank
    Convertible                           52,000     1,378,000


                                        Principal
                                         Amount         Value
Bonds (0.99%)

Fire, Marine & Casualty
Insurance (0.99%)
   Alfa SA Convertible Subordinated
    Debentures; 8.00%; 9/15/00         $2,010,000(b) $2,492,400

Commercial Paper (4.23%)

Miscellaneous Electrical
Equipment & Supplies (0.73%)
   General Electric Co.;
    5.42%; 5/2/97                      1,840,000     1,839,723

Personal Credit Institutions (2.04%)
   Associates Corp.;
    5.65%; 5/1/97                      5,125,000     5,125,000

Securities Brokers & Dealers (1.46%)
   Merrill Lynch & Co.;
    5.50%; 5/5/97                      3,685,000     3,682,748

                          Total Commercial Paper    10,647,471

            Total Portfolio Investments (99.11%)   249,561,761

Cash, receivables and other assets,
   net of liabilities (0.89%)                        2,237,343

                      Total Net Assets (100.00%)  $251,799,104

(a)  Non-Income producing security - No dividend paid during the period.
(b)  Restricted security - See Notes 4 to the financial statements.

                 Princor World Fund, Inc. Investments by Country

                             Total Market    Percentage of Total
    Country                      Value          Market Value
   Argentina                 $    63,413            0.03%
   Australia                  13,440,039            5.39
   Austria                     7,936,714            3.18
   Canada                      6,175,847            2.47
   Denmark                     6,831,764            2.74
   Finland                    12,705,628            5.09
   France                      1,950,766            0.78
   Germany                     7,564,993            3.03
   Greece                        351,566            0.14
   Hong Kong                  11,921,842            4.78
   Israel                      5,399,625            2.16
   Italy                       6,622,682            2.65
   Japan                       1,364,668            0.55
   Korea                       1,707,114            0.68
   Malaysia                    4,483,010            1.80
   Mexico                      2,492,400            1.00
   Netherlands                26,934,452           10.79
   New Zealand                 7,312,581            2.93
   Norway                      8,846,473            3.54
   Portugal                    2,027,972            0.81
   Singapore                   4,338,634            1.74
   Spain                      13,902,413            5.57
   Sweden                     15,070,086            6.04
   Switzerland                19,558,553            7.84
   Thailand                      731,788            0.29
   United Kingdom             45,919,642           18.41
   United States              13,907,096            5.57

   Total Market Value       $249,561,761          100.00%

FINANCIAL HIGHLIGHTS
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions

                                                             Net Realized
                                                                  and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions
                                        Beginning     ment     (Loss) on      Investment  Investment        from           Total
                                        of Period    Income   Investments    Operations     Income      Capital Gains  Distributions
 PRINCOR BALANCED FUND, INC.(b)
     Class A:
   Six Months Ended April 30, 1997        $14.61      $.18       $  .68        $  .86        $(.19)        $(1.30)         $(1.49)
   Year Ended October 31,
     1996                                  13.74       .38         1.59          1.97         (.43)          (.67)          (1.10)
     1995                                  12.43       .41         1.31          1.72         (.36)          (.05)           (.41)
     1994                                  13.26       .32         (.20)          .12         (.40)          (.55)           (.95)
     1993                                  12.78       .35         1.14          1.49         (.37)          (.64)          (1.01)
     1992                                  11.81       .41          .98          1.39         (.42)          --              (.42)
     Class B:
   Six Months Ended April 30, 1997         14.56       .13          .67           .80         (.13)         (1.30)          (1.43)
   Year Ended October 31, 1996             13.71       .29         1.55          1.84         (.32)          (.67)           (.99)
   Period Ended October 31, 1995(c)        11.80       .31         1.90          2.21         (.30)          --              (.30)
     Class R:
   Six Months Ended April 30, 1997         14.52       .16          .65           .81         (.16)         (1.30)          (1.46)
   Period Ended October 31, 1996(f)        13.81       .24          .73           .97         (.26)          --              (.26)

 PRINCOR BLUE CHIP FUND, INC.
     Class A:
   Six Months Ended April 30, 1997         17.10       .10         2.09          2.19         (.10)          (.46)           (.56)
   Year Ended October 31,
     1996                                  15.03       .23         2.45          2.68         (.26)          (.35)           (.61)
     1995                                  12.45       .24         2.55          2.79         (.21)          --              (.21)
     1994                                  11.94       .20          .57           .77         (.26)          --              (.26)
     1993                                  11.51       .21          .43           .64         (.18)          (.03)           (.21)
     1992                                  10.61       .17          .88          1.05         (.15)          --              (.15)
     Class B:
   Six Months Ended April 30, 1997         17.03       .04         2.05          2.09         (.02)          (.46)           (.48)
   Year Ended October 31, 1996             14.99       .11         2.41          2.52         (.13)          (.35)           (.48)
   Period Ended October 31, 1995(c)        11.89       .15         3.10          3.25         (.15)          --              (.15)
     Class R:
   Six Months Ended April 30, 1997         17.08       .08         2.05          2.13         (.07)          (.46)           (.53)
   Period Ended October 31, 1996(f)        16.21       .12          .90          1.02         (.15)          --              (.15)

 PRINCOR CAPITAL ACCUMULATION FUND, INC.
     Class A:
   Six Months Ended April 30, 1997         27.72       .22         2.31          2.53         (.24)         (3.85)          (4.09)
   Year Ended October 31,
     1996                                  23.69       .45         5.48          5.93         (.43)         (1.47)          (1.90)
     1995                                  20.83       .45         3.15          3.60         (.39)          (.35)           (.74)
     1994                                  21.41       .39          .93          1.32         (.41)         (1.49)          (1.90)
     1993                                  21.34       .43         1.67          2.10         (.43)         (1.60)          (2.03)
     1992                                  19.53       .45         1.82          2.27         (.46)          --              (.46)
     Class B:
   Six Months Ended April 30, 1997         27.58       .12         2.28          2.40         (.11)         (3.85)          (3.96)
   Year Ended October 31, 1996             23.61       .21         5.45          5.66         (.22)         (1.47)          (1.69)
   Period Ended October 31, 1995(c)        19.12       .33         4.46          4.79         (.30)          --              (.30)
     Class R:
   Six Months Ended April 30, 1997         27.57       .15         2.27          2.42         (.18)         (3.85)          (4.03)
   Period Ended October 31, 1996(f)        24.73       .19         2.81          3.00         (.16)          --              (.16)

See accompanying notes.

                                                                      Ratios/Supplemental Data

                                                                                              Ratio of Net
                                          Net Asset                               Ratio of     Investment
                                          Value at               Net Assets at   Expenses to    Income to    Portfolio   Average
                                             End        Total    End of Period     Average       Average     Turnover   Commission
                                          of Period   Return(a) (in thousands)  Net Assets     Net Assets      Rate     Rate Paid


 PRINCOR BALANCED FUND, INC.(b)
     Class A:
   Six Months Ended April 30, 1997         $13.98      5.99%(d)   $  75,739        1.28%(e)      2.61%(e)     24.3%(e)     $.0358
   Year Ended October 31,
     1996                                   14.61     15.10%         70,820        1.28%         2.82%         32.6%        .0421
     1995                                   13.74     14.18%         57,125        1.37%         3.21%         35.8%         N/A
     1994                                   12.43      0.94%         53,366        1.51%         2.70%         14.4%         N/A
     1993                                   13.26     12.24%         39,952        1.35%         2.78%         27.5%         N/A
     1992                                   12.78     11.86%         31,339        1.29%         3.39%         30.6%         N/A
     Class B:
   Six Months Ended April 30, 1997          13.93      5.60%(d)       8,568        2.00%(e)      1.87%(e)      24.3%(e)    .0358
   Year Ended October 31, 1996              14.56     14.10%          5,964        2.13%         1.93%         32.6%       .0421
   Period Ended October 31, 1995(c)         13.71     18.72%(d)       1,263        1.91%(e)      2.53%(e)      35.8%(e)      N/A
     Class R:
   Six Months Ended April 30, 1997          13.87      5.71%(d)       5,426        1.80%(e)      2.02%(e)      24.3%(e)    .0358
   Period Ended October 31, 1996(f)         14.52      7.52%(d)         875        1.49%(e)      2.26%(e)      32.6%(e)    .0421(e)

 PRINCOR BLUE CHIP FUND, INC.
     Class A:
   Six Months Ended April 30, 1997          18.73     13.00%(d)      60,015        1.21%(e)      1.19%(e)       5.4%(e)    .0324
   Year Ended October 31,
     1996                                   17.10     18.20%         44,389        1.33%         1.41%         13.3%       .0456
     1995                                   15.03     22.65%         35,212        1.38%         1.83%         26.1%         N/A
     1994                                   12.45      6.58%         27,246        1.46%         1.72%          5.5%         N/A
     1993                                   11.94      5.65%         23,759        1.25%         1.87%         11.2%         N/A
     1992                                   11.51      9.92%         19,926        1.56%         1.49%         13.5%         N/A
     Class B:
   Six Months Ended April 30, 1997          18.64     12.43%(d)      11,681        2.02%(e)       .35%(e)       5.4%(e)    .0324
   Year Ended October 31, 1996              17.03     17.18%          6,527        2.19%          .49%         13.3%       .0456
   Period Ended October 31, 1995(c)         14.99     26.20%(d)       1,732        1.90%(e)       .97%(e)      26.1%(e)      N/A
     Class R:
   Six Months Ended April 30, 1997          18.68     12.64%(d)       7,681        1.72%(e)       .55%(e)       5.4%(e)    .0324
   Period Ended October 31, 1996(f)         17.08      7.02%(d)       1,575        1.48%(e)       .68%(e)      13.3%(e)    .0456(e)

 PRINCOR CAPITAL ACCUMULATION FUND, INC.
     Class A:
   Six Months Ended April 30, 1997          26.16      9.55%(d)     463,345         .68%(e)      1.94%(e)      39.5%(e)    .0447
   Year Ended October 31,
     1996                                   27.72     26.41%        435,617         .69%         1.82%         50.2%       .0421
     1995                                   23.69     17.94%        339,656         .75%         2.08%         46.0%         N/A
     1994                                   20.83      6.67%        285,965         .83%         2.02%         31.7%         N/A
     1993                                   21.41     10.42%        240,016         .82%         2.16%         24.8%         N/A
     1992                                   21.34     11.67%        190,301         .93%         2.17%         38.3%         N/A
     Class B:
   Six Months Ended April 30, 1997          26.02      9.04%(d)      17,213        1.58%(e)       .99%(e)      39.5%(e)    .0447
   Year Ended October 31, 1996              27.58     25.19%          9,832        1.70%          .80%         50.2%       .0421
   Period Ended October 31, 1995(c)         23.61     25.06%(d)       2,248        1.50%(e)      1.07%(e)      46.0%(e)      N/A
     Class R:
   Six Months Ended April 30, 1997          25.96      9.12%(d)       9,358        1.40%(e)      1.06%(e)      39.5%(e)    .0447
   Period Ended October 31, 1996(f)         27.57     12.74%(d)       1,752        1.16%(e)      1.18%(e)      50.2%(e)    .0421(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions

                                                             Net Realized
                                                                  and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions
                                        Beginning     ment     (Loss) on      Investment  Investment        from           Total
                                        of Period    Income   Investments    Operations     Income      Capital Gains  Distributions
 PRINCOR EMERGING GROWTH FUND, INC.
     Class A:
   Six Months Ended April 30, 1997        $35.75      $.06        $2.04         $2.10        $(.05)        $(1.19)         $(1.24)
   Year Ended October 31,
     1996                                  31.45       .14         5.05          5.19         (.14)          (.75)           (.89)
     1995                                  25.08       .12         6.45          6.57         (.06)          (.14)           (.20)
     1994                                  23.56       --          1.61          1.61          --            (.09)           (.09)
     1993                                  19.79       .06         3.82          3.88         (.11)          --              (.11)
     1992                                  18.33       .14         1.92          2.06         (.15)          (.45)           (.60)
     Class B:
   Six Months Ended April 30, 1997         35.48      (.03)        2.01          1.98         (.01)         (1.19)          (1.20)
   Year Ended October 31, 1996             31.31      (.04)        4.97          4.93         (.01)          (.75)           (.76)
   Period Ended October 31, 1995(c)        23.15       --          8.18          8.18         (.02)          --              (.02)
     Class R:
   Six Months Ended April 30, 1997         35.67      (.01)        2.04          2.03         (.01)         (1.19)          (1.20)
   Period Ended October 31, 1996(f)        33.77       .04         1.88          1.92         (.02)          --              (.02)

   PRINCOR GROWTH FUND, INC.
     Class A:
   Six Months Ended April 30, 1997         39.54       .14         4.61          4.75         (.17)          (.37)           (.54)
   Year Ended October 31,
     1996                                  37.22       .35         3.50          3.85         (.35)         (1.18)          (1.53)
     1995                                  31.14       .35         6.67          7.02         (.31)          (.63)           (.94)
     1994                                  30.41       .26         2.56          2.82         (.28)         (1.81)          (2.09)
     1993                                  28.63       .40         2.36          2.76         (.42)          (.56)           (.98)
     1992                                  25.92       .39         3.32          3.71         (.40)          (.60)          (1.00)
     Class B:
   Six Months Ended April 30, 1997         39.43      --           4.60          4.60         (.02)          (.38)           (.40)
   Year Ended October 31, 1996             37.10       .08         3.48          3.56         (.05)         (1.18)          (1.23)
   Period Ended October 31, 1995(c)        28.33       .21         8.76          8.97         (.20)          --              (.20)
     Class R:
   Six Months Ended April 30, 1997         39.40       .06         4.55          4.61         (.09)          (.38)           (.47)
   Period Ended October 31, 1996(f)        39.27       .10          .13           .23         (.10)          --              (.10)

See accompanying notes.

                                                                    Ratios/Supplemental Data

                                                                                             Ratio of Net
                                         Net Asset                               Ratio of     Investment
                                         Value at               Net Assets at   Expenses to    Income to    Portfolio    Average
                                            End        Total    End of Period     Average       Average     Turnover    Commission
                                         of Period   Return(a) (in thousands)  Net Assets     Net Assets      Rate      Rate Paid
 PRINCOR EMERGING GROWTH FUND, INC.
     Class A:
   Six Months Ended April 30, 1997        $36.61      5.87%(d)    $263,305        1.28%(e)       .35%(e)       9.5%(e)    $.0387
   Year Ended October 31,
     1996                                  35.75     16.89%        229,465        1.32%          .46%         12.3%        .0391
     1995                                  31.45     26.89%        150,611        1.47%          .47%         13.5%          N/A
     1994                                  25.08      6.86%         92,965        1.74%          .02%          8.1%          N/A
     1993                                  23.56     19.66%         48,668        1.66%          .26%          7.0%          N/A
     1992                                  19.79     11.63%         29,055        1.74%          .80%          5.8%          N/A
     Class B:
   Six Months Ended April 30, 1997         36.26      5.55%(d)      38,769        1.93%(e)      (.29)%(e)      9.5%(e)     .0387
   Year Ended October 31, 1996             35.48     16.07%         28,480        2.01%         (.24)%        12.3%        .0391
   Period Ended October 31, 1995(c)        31.31     35.65%(d)       8,997        2.04%(e)      (.17)%(e)     13.5%(e)       N/A
     Class R:
   Six Months Ended April 30, 1997         36.50      5.66%(d)       8,216        1.74%(e)      (.05)%(e)      9.5%(e)     .0387
   Period Ended October 31, 1996(f)        35.67      6.20%(d)       2,016        1.53%(e)       .29%(e)      12.3%(e)     .0391(e)

   PRINCOR GROWTH FUND, INC.
     Class A:
   Six Months Ended April 30, 1997         43.75     12.06%(d)     267,276        1.05%(e)       .66%(e)       2.7%(e)     .0500
   Year Ended October 31,
     1996                                  39.54     10.60%        228,361        1.08%          .95%          1.8%        .0443
     1995                                  37.22     23.29%        174,328        1.16%         1.12%         12.2%          N/A
     1994                                  31.14      9.82%        116,363        1.30%          .95%         13.6%          N/A
     1993                                  30.41      9.83%         80,051        1.26%         1.40%         16.4%          N/A
     1992                                  28.63     14.76%         63,405        1.19%         1.46%         15.6%          N/A
     Class B:
   Six Months Ended April 30, 1997         43.63     11.69%(d)      31,441        1.71%(e)       .01%(e)       2.7%(e)     .0500
   Year Ended October 31, 1996             39.43      9.80%         24,019        1.79%          .22%          1.8%        .0443
   Period Ended October 31, 1995(c)        37.10     31.48%(d)       8,279        1.80%(e)       .31%(e)      12.2%(e)       N/A
     Class R:
   Six Months Ended April 30, 1997         43.54     11.73%(d)       9,248        1.61%(e)       .07%(e)       2.7%(e)     .0500
   Period Ended October 31, 1996(f)        39.40      1.12%(d)       2,014        1.42%(e)       .14%(e)       1.8%(e)     .0443(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions

                                                             Net Realized
                                                                  and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions
                                        Beginning     ment     (Loss) on      Investment  Investment        from            Total
                                        of Period    Income   Investments    Operations     Income      Capital Gains  Distributions


PRINCOR UTILITIES FUND, INC.
     Class A:
   Six Months Ended April 30, 1997        $11.40      $.24(g)   $   .07       $   .31        $(.22)         $--             $(.22)
   Year  Ended October 31,
     1996                                  10.94       .44(g)       .45           .89         (.43)          --              (.43)
     1995                                   9.25       .48(g)      1.70          2.18         (.49)          --              (.49)
     1994                                  11.45       .46(g)     (2.19)        (1.73)        (.45)          (.02)           (.47)
   Period Ended October 31, 1993(h)        10.18       .35(g)      1.27          1.62         (.35)          --              (.35)
     Class B:
   Six Months Ended April 30, 1997         11.38       .19(g)       .08           .27         (.17)          --              (.17)
   Year Ended October 31, 1996             10.93       .36(g)       .43           .79         (.34)          --              (.34)
   Period Ended October 31, 1995(c)         9.20       .40(g)      1.77          2.17         (.44)          --              (.44)
     Class R:
   Six Months Ended April 30, 1997         14.56       .20(g)       .08           .28         (.19)          --              (.19)
   Period Ended October 31, 1996(f)        11.75       .28         (.41)         (.13)        (.29)          --              (.29)

PRINCOR WORLD FUND, INC.
     Class A:
   Six Months Ended April 30, 1997          8.14       .05          .78           .83         (.11)          (.31)           (.42)
   Year Ended October 31,
       1996                                 7.28       .10         1.17          1.27         (.08)          (.33)           (.41)
       1995                                 7.44       .08         (.02)          .06         (.03)          (.19)           (.22)
     1994                                   6.85       .01          .64           .65         (.02)          (.04)           (.06)
     1993                                   5.02       .03         1.98          2.01         (.05)          (.13)           (.18)
     1992                                   5.24       .06         (.14)         (.08)        (.06)          (.08)           (.14)
     Class B:
   Six Months Ended April 30, 1997          8.07       .03          .77           .80         (.04)          (.31)           (.35)
   Year Ended October 31, 1996              7.24       .03         1.15          1.18         (.02)          (.33)           (.35)
   Period Ended October 31, 1995(c)         6.71       .05          .51           .56         (.03)          --              (.03)
     Class R:
   Six Months Ended April 30, 1997          8.12       .07          .73           .80         (.08)          (.31)           (.39)
   Period Ended October 31, 1996(f)         7.48       .01          .63           .64          --            --               --

See accompanying notes.

                                                                 Ratios/Supplemental Data

                                                                                          Ratio of Net
                                      Net Asset                               Ratio of     Investment
                                      Value at               Net Assets at   Expenses to    Income to    Portfolio      Average
                                         End        Total    End of Period     Average       Average     Turnover      Commission
                                      of Period   Return(a) (in thousands)  Net Assets     Net Assets      Rate         Rate Paid


PRINCOR UTILITIES FUND, INC.
     Class A:
   Six Months Ended April 30, 1997     $11.49      2.68%(d)   $  62,580      1.15%(e)(g)    3.99%(e)      37.6%(e)        $.0473
   Year  Ended October 31,
     1996                               11.40      8.13%         66,322      1.17%(g)       3.85%         34.2%            .0410
     1995                               10.94     24.36%         65,873      1.04%(g)       4.95%         13.0%              --
     1994                                9.25    (15.20)%        56,747      1.00%(g)       4.89%         13.8%              --
   Period Ended October 31, 1993(h)     11.45     15.92%(d)      50,372      1.00%(e)(g)    4.48%(e)       4.3%(e)           --
     Class B:
   Six Months Ended April 30, 1997      11.48      2.35%(d)       5,901      1.90%(e)(g)    3.24%(e)      37.6%(e)         .0473
   Year Ended October 31, 1996          11.38      7.23%          5,579      1.93%(g)       3.07%         34.2%            .0410
   Period Ended October 31, 1995(c)     10.93     24.18%(d)       3,952      1.72%(e)(g)    3.84%(e)      13.0%(e)           --
     Class R:
   Six Months Ended April 30, 1997      11.42      2.42%(d)         929      1.64%(e)(g)    3.50%(e)      37.6%(e)         .0473
   Period Ended October 31, 1996(f)     11.33      (.31)%(d)        311      1.47%(e)       3.77%(e)      34.2%(e)         .0410(e)

PRINCOR WORLD FUND, INC.
     Class A:
   Six Months Ended April 30, 1997       8.55     10.39%(d)     223,275      1.35%(e)       1.53%(e)      24.9%(e)       .0147
   Year Ended October 31,
       1996                              8.14     18.36%        172,276      1.45%          1.43%         23.8%          .0147(i)
       1995                              7.28      1.03%        126,554      1.63%          1.10%         35.4%              N/A
     1994                                7.44      9.60%        115,812      1.74%           .10%         13.2%              N/A
     1993                                6.85     41.39%         63,718      1.61%           .59%         19.5%              N/A
     1992                                5.02     (1.57)%        35,048      1.69%          1.23%         19.9%              N/A
     Class B:
   Six Months Ended April 30, 1997       8.52     10.06%(d)      22,827      2.15%(e)        .75%(e)      24.9%(e)       .0147
   Year Ended October 31, 1996           8.07     17.16%         15,745      2.28%           .64%         23.8%          .0197(i)
   Period Ended October 31, 1995(c)      7.24      9.77%(d)       3,908      2.19%(e)        .58%(e)      35.4%(e)           N/A
     Class R:
   Six Months Ended April 30, 1997       8.53     10.09%(d)       5,697      1.96%(e)       1.41%(e)      24.9%(e)       .0147
   Period Ended October 31, 1996(f)      8.12      9.29%(d)       1,057      1.59%(e)        .78%(e)      23.8%(e)       .0197(e)(i)

See accompanying notes.

Notes to Financial Highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Effective December 5, 1994, the name of Princor Managed Fund, Inc. was changed to Princor Balanced Fund, Inc.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Growth Funds Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management Corporation. The Growth Funds Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                              Per Share
                                            Net Investment       Per Share
                 Fund                           Income        Unrealized (Loss)
 Princor Balanced Fund, Inc.                      --              $(.19)
 Princor Blue Chip Fund, Inc.                     --               (.15)
 Princor Capital Accumulation  Fund, Inc.         --               (.46)
 Princor Emerging Growth Fund, Inc.               --               (.77)
 Princor Growth Fund, Inc.                        --               (.86)
 Princor Utilities Fund, Inc.                   $.01               (.01)
 Princor World Fund, Inc.                         --               (.07)

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Growth Funds Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Princor Management Corporation. Additionally, the Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                  Per Share         Per Share
                                               Net Investment       Unrealized
                 Fund                              Income           Gain(Loss)
 Princor Balanced Fund, Inc.                       $ --               $(.03)
 Princor Blue Chip Fund, Inc.                         .01              (.02)
 Princor Capital Accumulation  Fund, Inc.             .01              (.11)
 Princor Emerging Growth Fund, Inc.                  --                 .19
 Princor Growth Fund, Inc.                            .01               .10
 Princor World Fund, Inc.                            --                 .02

(g) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Princor Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

               Year,          Per Share      Ratio of Expenses
              Except       Net Investment     to Average Net         Amount
              as Noted         Income             Assets             Waived
Class A        1997*           $.23               1.25%(e)         $  31,568
               1996             .43               1.25%               54,932
               1995             .46               1.30%              151,145
               1994             .41               1.50%              284,836
               1993(h)          .32               1.54%(e)           139,439
Class B        1997*            .18               1.99%(e)             2,673
               1996             .34               2.06%                6,690
               1995(c)          .40               1.81%(e)             1,338
Class R        1997*            .16               2.51%(e)             2,752
               1996             .17(e)            1.47%(e)              --

*    Six months ended April 30, 1997

(h) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represents activities of the fund prior to the initial public offering of fund shares.

(i) Princor World Fund identified the cost of commissions paid on purchases and sales of portfolio securities charged to the fund in the local currency of the respective country involved. The value of the commissions is translated into U.S. dollars at approximate rates when acquired or sold. This translation can give the appearance that the Princor World Fund average commission rate is substantially different from the other Growth Funds.

April 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                    Princor                  Princor Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.

    Investment in securities -- at cost..............................           $ 122,529,268                  $ 269,427,751

    Assets
    Investment in securities -- at value (Note 4)....................           $ 123,780,301                  $ 265,217,384
    Cash ............................................................                   2,001                          2,517
    Receivables:
       Dividends and interest........................................               2,611,618                      1,536,984
       Investment securities sold....................................                 --                            --
       Capital Stock sold............................................                 158,627                        190,103
    Other assets.....................................................                   4,975                         20,317

                                                         Total Assets             126,557,522                    266,967,305
    Liabilities
    Accrued expenses.................................................                  99,899                        204,772
    Payables:
       Investment securities purchased...............................                 --                           1,967,109
       Capital Stock reacquired......................................                  69,942                        279,375
       Line of Credit (Note 6).......................................                 --                            --

                                                    Total Liabilities                 169,841                      2,451,256

    Net Assets Applicable to Outstanding Shares......................           $ 126,387,681                  $ 264,516,049

    Net Assets Consist of:
    Capital Stock....................................................           $     116,277                  $     239,824
    Additional paid-in capital.......................................             125,434,181                    270,593,171
    Accumulated undistributed net investment income..................                  64,896                         75,314
    Accumulated net realized loss on investment transactions ........                (478,706)                    (2,181,893)
    Net unrealized appreciation (depreciation) of investments........               1,251,033                     (4,210,367)

                                                     Total Net Assets           $ 126,387,681                  $ 264,516,049

    Capital Stock (par value: $.01 a share)
    Shares authorized................................................             100,000,000                    100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................           $ 113,116,379                  $ 248,448,018
             Shares issued and outstanding...........................              10,405,287                     22,521,915
             Net asset value per share...............................                  $10.87                         $11.03
             Maximum offering price per share(a).....................                  $11.41                         $11.58

    Class B: Net Assets .............................................             $10,033,351                    $13,554,186
             Shares issued and outstanding...........................                 924,193                      1,231,267
             Net asset value per share(b)............................                  $10.86                         $11.01

    Class R: Net Assets..............................................              $3,237,951                     $2,513,845
             Shares issued and outstanding...........................                 298,273                        229,246
             Net asset value per share...............................                  $10.86                         $10.97

    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Princor Limited Term Bond Fund, Inc.) of the offering price.
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

April 30, 1997


STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                   Princor          Princor             Princor
                                                                                  High Yield   Limited Term Bond    Tax-Exempt Bond
INCOME FUNDS                                                                      Fund, Inc.      Fund, Inc.          Fund, Inc.

    Investment in securities -- at cost..............................             $35,888,273     $19,091,298        $185,001,491

    Assets
    Investment in securities -- at value (Note 4)....................             $36,306,744     $18,791,931        $190,886,229

    Cash ............................................................                 135,507           2,001               2,126
    Receivables:
       Dividends and interest........................................                 872,617         291,214           3,908,750
       Investment securities sold....................................                 --               19,693             --
       Capital Stock sold............................................                  79,405          36,326              97,465
    Other assets.....................................................                   2,318          --                   9,709

                                                         Total Assets              37,396,591      19,141,165         194,904,279
    Liabilities
    Accrued expenses.................................................                  21,036             644             136,472
    Payables:
       Investment securities purchased...............................                --                --                 --
       Capital Stock reacquired......................................                   4,325           2,520              59,544
       Line of Credit (Note 6).......................................                --                --                 482,000

                                                    Total Liabilities                  25,361           3,164             678,016

    Net Assets Applicable to Outstanding Shares    ..................             $37,371,230     $19,138,001        $194,226,263

    Net Assets Consist of:
    Capital Stock....................................................             $    45,206    $    19,667         $    162,061
    Additional paid-in capital.......................................              39,353,737     19,431,539          189,217,423
    Accumulated undistributed net investment income..................                  44,963         18,710               29,572
    Accumulated net realized loss on investment transactions ........              (2,491,147)       (32,548)          (1,067,531)
    Net unrealized appreciation (depreciation) of investments........                 418,471       (299,367)           5,884,738

                                                     Total Net Assets             $37,371,230    $19,138,001         $194,226,263

    Capital Stock (par value: $.01 a share)
    Shares authorized................................................             100,000,000    100,000,000          100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................             $32,600,014    $18,372,886         $187,584,617
             Shares issued and outstanding...........................               3,940,175      1,888,072           15,651,864
             Net asset value per share...............................                   $8.27          $9.73               $11.98
             Maximum offering price per share(a).....................                   $8.68          $9.88               $12.58

    Class B: Net Assets .............................................              $3,822,811       $221,807           $6,641,646
             Shares issued and outstanding...........................                 464,510         22,762              554,224
             Net asset value per share(b)............................                   $8.23          $9.74               $11.98

    Class R: Net Assets..............................................                $948,405       $543,308                  N/A
             Shares issued and outstanding...........................                 115,869         55,906                  N/A
             Net asset value per share...............................                   $8.19          $9.72                  N/A

    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Princor Limited Term Bond Fund, Inc.) of the offering price.
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Six Months Ended April 30, 1997

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                   Princor                   Princor Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                    Fund, Inc.

    Net Investment Income
    Interest Income....................................................           $4,813,808                     $9,481,875

    Expenses:
       Management and investment advisory fees (Note 3)   .............              301,461                        607,799
       Distribution and shareholder servicing fees (Note 1 and 3)......              185,280                        339,103
       Transfer and administrative services (Note 1 and 3).............              115,747                        198,557
       Registration fees (Note 1)......................................               23,102                         29,082
       Custodian fees .................................................                                               2,839
       Auditing and legal fees ........................................                3,417                          4,201
       Directors' fees ................................................                                               3,696
       Other ..........................................................                                               4,369

                                                  Total Gross Expenses               639,911                      1,203,260
       Less:  Management and investment
              advisory fees waived.....................................               20,922                         --

                                                    Total Net Expenses               618,989                      1,203,260

                                                 Net Investment Income             4,194,819                      8,278,615

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............              515,442                       (707,102)
    Net decrease in unrealized appreciation/depreciation
       on investments ................................................            (3,246,685)                    (3,417,599)

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments            (2,731,243)                    (4,124,701)

                                            Net Increase in Net Assets
                                             Resulting from Operations            $1,463,576                     $4,153,914

   See accompanying notes.

Six Months Ended April 30, 1997

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                Princor             Princor              Princor
                                                                               High Yield      Limited Term Bond     Tax-Exempt Bond
INCOME FUNDS                                                                   Fund, Inc.          Fund, Inc.           Fund, Inc.

    Net Investment Income

    Interest Income....................................................        $1,587,918           $646,617            $5,845,007

    Expenses:
       Management and investment advisory fees (Note 3)................           100,808             45,030               458,372
       Distribution and shareholder servicing fees (Note 1 and 3)......            52,609             19,458               258,285
       Transfer and administrative services (Note 1 and 3).............            35,957             21,073                74,877
       Registration fees (Note 1)......................................            17,474             17,226                26,352
       Custodian fees .................................................             2,597              1,737                 1,534
       Auditing and legal fees ........................................             2,747              2,965                 3,742
       Directors' fees ................................................             3,635              3,756                 3,690
       Other ..........................................................             1,517              3,232                 8,562

                                                  Total Gross Expenses            217,344            114,477               835,414
       Less:  Management and investment
              advisory fees waived.....................................              --               32,164                  --

                                                    Total Net Expenses            217,344             82,313               835,414

                                                 Net Investment Income          1,370,574            564,304             5,009,593

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............           485,226            (28,914)              585,219
    Net decrease in unrealized appreciation/depreciation
       on investments .................................................          (350,321)          (188,682)             (481,633)

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments            134,905           (217,596)              103,586

                                            Net Increase in Net Assets
                                             Resulting from Operations         $1,505,479           $346,708            $5,113,179

    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                    Princor                Princor Government
                                                                                     Bond                   Securities Income
INCOME FUNDS                                                                      Fund, Inc.                   Fund, Inc.

                                                                           Six Months      Year         Six Months       Year
                                                                              Ended        Ended           Ended         Ended
                                                                            April 30,   October 31,      April 30,    October 31,
                                                                              1997         1996            1997          1996
    Operations
    Net investment income............................................   $  4,194,819  $  7,759,173    $  8,278,615  $ 16,881,312
    Net realized gain (loss) from investment transactions............        515,442      (608,660)       (707,102)      434,186
    Net increase (decrease) in unrealized appreciation/depreciation..
       on investments................................................     (3,246,685)   (1,814,840)     (3,417,599)   (1,721,443)

                                          Net Increase in Net Assets
                                           Resulting from Operations       1,463,576     5,335,673       4,153,914    15,594,055

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................     (4,491,970)   (7,395,304)     (9,280,429)  (16,420,667
       Class B.......................................................       (309,245)     (336,861)       (415,263)     (470,574)
       Class R.......................................................        (57,606)       (3,457)(b)     (43,088)       (2,908)(b)

                                                 Total Distributions      (4,858,821)   (7,735,622)     (9,738,780)  (16,894,149)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................     12,494,488    21,969,069      18,765,621    37,110,671
       Class B.......................................................      2,961,465     5,830,264       3,452,473     8,060,500
       Class R.......................................................      2,789,752       517,933(b)    2,142,240       469,159(b)
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................      3,115,082     4,977,027       7,384,343    12,945,447
       Class B.......................................................        247,612       270,581         335,268       375,343
       Class R.......................................................         57,477         3,457(b)       42,976         2,905(b)
    Shares redeemed:
       Class A.......................................................    (12,809,277)  (18,116,844)    (31,438,419)  (50,822,999)
       Class B.......................................................       (918,092)     (773,259)     (1,554,975)   (1,570,936)
       Class R.......................................................        (94,550)       (8,814)(b)    (124,408)       (1,707)(b)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions       7,843,957    14,669,414        (994,881)    6,568,383

                                          Total Increase (Decrease)        4,448,712    12,269,465      (6,579,747)    5,268,289

    Net Assets
    Beginning of period..............................................    121,938,969   109,669,504     271,095,796   265,827,507

    End of period (including undistributed net investment
       income as set forth below)....................................   $126,387,681  $121,938,969    $264,516,049  $271,095,796

    Undistributed Net Investment Income  ............................   $     64,896  $    728,898    $     75,314  $  1,535,479

    (a)Period from February 13, 1996 (date operations commenced) through October 31, 1996. (b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                    Princor                     Princor
                                                                                   High Yield              Limited Term Bond
INCOME FUNDS                                                                       Fund, Inc.                  Fund, Inc.

                                                                            Six Months      Year       Six Months       Period
                                                                               Ended        Ended         Ended          Ended
                                                                             April 30,   October 31,    April 30,     October 31,
                                                                               1997         1996           1997          1996(a)
    Operations
    Net investment income............................................     $ 1,370,574  $ 2,246,839    $   564,304    $   535,922
    Net realized gain (loss) from investment transactions............         485,226       26,628        (28,914)        (3,634)
    Net increase (decrease) in unrealized appreciation/depreciation..
       on investments................................................        (350,321)     765,331       (188,682)      (110,685)

                                          Net Increase in Net Assets
                                           Resulting from Operations        1,505,479    3,038,798        346,708        421,603

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................      (1,435,538)  (2,164,495)      (629,819)      (434,063)
       Class B.......................................................        (116,502)    (100,795)        (5,220)        (1,401)(b)
       Class R.......................................................         (20,389)      (1,126)(b)    (10,491)          (522)(b)

                                                 Total Distributions       (1,572,429)  (2,266,416)      (645,530)      (435,986)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................       5,496,695    6,203,975      2,706,893     17,452,369
       Class B.......................................................       1,977,330    1,663,572        119,953        108,544(b)
       Class R.......................................................         853,587      120,413(b)     552,418         81,911(b)
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................         566,733      975,918        595,061        419,436
       Class B.......................................................          66,745       56,034          3,119          1,352(b)
       Class R.......................................................          20,373        1,126(b)      10,491            522(b)
    Shares redeemed:
       Class A.......................................................      (1,867,999)  (2,864,299)    (1,887,719)      (605,448)
       Class B.......................................................        (309,963)    (288,473)       (10,055)          (139)(b)
       Class R.......................................................         (34,782)       --           (97,502)         --

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        6,768,719    5,868,266      1,992,659     17,458,547

                                          Total Increase (Decrease)         6,701,769    6,640,648      1,693,837     17,444,164

    Net Assets
    Beginning of period..............................................      30,669,461   24,028,813     17,444,164         --

    End of period (including undistributed net investment
       income as set forth below)....................................     $37,371,230  $30,669,461    $19,138,001    $17,444,164

    Undistributed Net Investment Income  ............................     $    44,963  $   246,818    $    18,710    $    99,936

    (a)Period from February 13, 1996 (date operations commenced) through October 31, 1996. (b) Period from February 27, 1996 (date operations commenced) through October 31, 1996

    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                   Princor
                                                                               Tax-Exempt Bond
INCOME FUNDS                                                                     Fund, Inc.

                                                                           Six Months        Year
                                                                              Ended          Ended
                                                                            April 30,     October 31,
                                                                              1997           1996
    Operations
    Net investment income............................................     $ 5,009,593     $  9,923,693
    Net realized gain (loss) from investment transactions............         585,219          674,906
    Net increase (decrease) in unrealized appreciation/depreciation..
       on investments................................................        (481,633)         362,726

                                          Net Increase in Net Assets
                                           Resulting from Operations        5,113,179       10,961,325

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................      (5,771,744)      (9,811,318)
       Class B.......................................................        (156,142)        (209,899)
       Class R.......................................................           --          --

                                                 Total Distributions       (5,927,886)     (10,021,217)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................      11,608,695       23,815,010
       Class B.......................................................       1,179,893        2,684,628
       Class R.......................................................           --            --
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................       3,917,615        6,720,668
       Class B.......................................................         106,703          155,939
       Class R.......................................................           --            --
    Shares redeemed:
       Class A.......................................................     (14,323,225)     (23,971,299)
       Class B.......................................................        (422,366)        (572,822)
       Class R.......................................................            --            --

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        2,067,315        8,832,124

                                          Total Increase (Decrease)         1,252,608        9,772,232

    Net Assets
    Beginning of period..............................................     192,973,655      183,201,423

    End of period (including undistributed net investment
       income as set forth below)....................................    $194,226,263     $192,973,655

    Undistributed Net Investment Income  ............................    $     29,572     $    947,865

    (a)Period from February 13, 1996 (date operations commenced) through October 31, 1996. (b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

    See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

   Princor Bond Fund, Inc.
   Princor Government Securities Income Fund, Inc.
   Princor High Yield Fund, Inc.
   Princor Limited Term Bond Fund, Inc.
   Princor Tax-Exempt Bond Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Bond Fund, Inc., Princor Government Securities Income Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On February 13, 1996, the initial purchase of 1,000,000 shares of Class A Capital Stock of Princor Limited Term Bond Fund, Inc. was made by Principal Mutual Life Insurance Company (see Note 3). On February 27, 1996, the initial purchase of Class B shares of the fund was made by Princor Management Corporation (see Note 3); effective February 29, 1996, the fund began offering Class B shares to the public.

On February 27, 1996, the initial purchases of Class R shares of the Income Funds (except for Princor Tax-Exempt Bond Fund, Inc.) were made by Princor Management Corporation (see Note 3). Effective February 29, 1996, the Income Funds (except for Princor Tax-Exempt Bond Fund, Inc.) began offering Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates; certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the funds' respective Board of Directors. The Board of Directors of each fund declare separate dividends on each class of shares.

The Income Funds allocate all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the six months ended April 30, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                           Distribution and              Transfer and
                                                     Shareholder Servicing Fees    Administrative Services        Registration Fees
                                                      Class A  Class B  Class R   Class A  Class B  Class R Class A Class B  Class R
  Princor Bond Fund, Inc.                            $138,628  $40,602   $6,050    $37,379  $4,306    $494   $7,676  $3,671  $2,401
  Princor Government Securities Income Fund, Inc.     281,192   52,788    5,123     85,091   5,323     294    6,937   4,781   2,588
  Princor High Yield Fund, Inc.                        37,924   12,878    1,807      7,574   1,017     111    4,026   3,701   2,049
  Princor Limited Term Bond Fund, Inc.                 18,388      442      628        828      60      48    4,335   2,309   2,248
  Princor Tax-Exempt Bond Fund, Inc.                  233,263   25,022      N/A     29,442     959     N/A   10,928   4,884     N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.Reclassifications made for the year ended October 31, 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Income Funds is as follows:

                                                                       Net Asset Value of Funds
                                                                             (in millions)
                                              First            Next             Next              Next              Over
                 Fund                         $100             $100             $100              $100              $400
   Princor Bond Fund, Inc.                    0.50%            0.45%            0.40%             0.35%             0.30%
   Princor Government Securities
     Income Fund, Inc.                        0.50%            0.45%            0.40%             0.35%             0.30%
   Princor High Yield Fund, Inc.              0.60%            0.55%            0.50%             0.45%             0.40%
   Princor Limited Term Bond Fund, Inc.       0.50%            0.45%            0.40%             0.35%             0.30%
   Princor Tax-Exempt Bond Fund, Inc.         0.50%            0.45%            0.40%             0.35%             0.30%

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for some of the Income Funds. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below those shown, are as follows:

                                            Amount
                                            Waived
                              Six Months
                                 Ended            Period Ended           Expense
                            April 30, 1997      October 31, 1996          Limit
   Princor Bond
   Fund, Inc.
     Class A                   $16,146              $22,536               0.95%
     Class B                     2,226                5,874               1.70
     Class R                     2,550                    3(b)            1.45
   Princor Limited Term
   Bond Fund, Inc.
     Class A                    27,474               25,651(a)            0.90
     Class B                     2,592                  259(b)            1.25
     Class R                     2,098                   60(b)            1.50

   (a)Period from February 13, 1996, date Class A shares operation commenced, through October 31, 1996.
   (b)Period from February 27, 1996, date Class B and Class R shares operations commenced, through October 31, 1996.

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of the funds through February 28, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates, which for Class A shares begin at .75% and for Class B shares at 4.00% (.25% and 1.25% for Princor Limited Term Bond Fund, respectively) of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Princor Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the period ended April 30, 1997 were as follows:

                                                        Class A       Class B
   Princor Bond Fund, Inc.                             $256,464       $20,209
   Princor Government Securities Income Fund, Inc.      389,685        20,879
   Princor High Yield Fund, Inc.                        142,399         7,240
   Princor Limited Term Bond Fund, Inc.                  22,417             1
   Princor Tax-Exempt Bond Fund, Inc.                   278,962        10,920

No brokerage commissions were paid by the Income Funds to Princor Financial Services Corporation during the periods.

The Income Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to .25% (.15% for the Princor Limited Term Bond Fund, Inc.) of the average daily net assets attributable to Class A shares of each fund. Each of the Income Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund (.50% for the Princor Limited Term Bond Fund, Inc.). Effective February 1996, each of the Income Funds, with the exception of Princor Tax-Exempt Bond Fund, Inc., adopted
a  distribution   plan  with  respect  to  Class  R  shares  that  provides  for distribution and shareholder  servicing fees computed at an annual rate of up to
 .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Income Funds.

At April 30, 1997, Principal Mutual Life Insurance Company and subsidiaries of Principal Mutual Life Insurance Company owned shares of the Income Funds as follows:

                                                    Class A   Class B   Class R
   Princor Bond Fund, Inc.                           178,252     114        96
   Princor Government Securities Income Fund, Inc.    94,035     112        95
   Princor High Yield Fund, Inc.                   1,116,209     157     4,534
   Princor Limited Term Bond Fund, Inc.            1,073,939     107     4,369
   Princor Tax-Exempt Bond Fund, Inc.                 92,517     106      N/A

Note 4 -- Investment Transactions

For the six months ended April 30, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U. S. government securities) by the Income Funds were as follows:

                                                Purchases             Sales
   Princor Bond Fund, Inc.                     $15,064,570          $7,197,415
   Princor High Yield Fund, Inc.                13,400,745           7,473,644
   Princor Limited Term Bond Fund, Inc.          4,021,817           2,401,295
   Princor Tax-Exempt Bond Fund, Inc.           13,977,732           9,758,558

At April 30, 1997, net unrealized appreciation (depreciation) of investments by the Income Funds was composed of the following:

                                                                                                              Net Unrealized
                                                                  Gross Unrealized                      Appreciation (Depreciation)
                                                        Appreciation          (Depreciation)                  of Investments
   Princor Bond Fund, Inc.                                $3,209,371           $(1,958,338)                     $1,251,033
   Princor Government Securities Income Fund, Inc.         1,649,480            (5,859,847)                     (4,210,367)
   Princor High Yield Fund, Inc.                             850,201              (431,730)                        418,471
   Princor Limited Term Bond Fund, Inc.                       13,135              (312,502)                       (299,367)
   Princor Tax-Exempt Bond Fund, Inc.                      6,825,753              (941,015)                      5,884,738

The Income Funds may trade U.S.  Government  securities  on a  "to-be-announced"
(TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of April 30, 1997, Princor Government Securities Income Fund, Inc. had TBA purchase commitments involving securities with a face amount of $2,000,000, cost of $1,967,109 and market value of $1,993,520. The fund has set aside investment securities and other assets in excess of the commitments to serve as collateral.

Note 4 -- Investment Transactions (Con't.)

At April 30, 1997, Princor Bond Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc. held the following securities which were purchased in a private placement transaction and may require registration in order to effect a sale in the ordinary course of business.

                                                                                                          Value at      Value as a
                                                                               Date of                   April 30,     Percentage of
                  Fund                        Security Description            Acquisition      Cost         1997        Net Assets
  Princor Bond Fund, Inc.                John Hancock Mutual Life
                                         Insurance Co. Surplus Notes             1/8/97     $2,396,100    $2,315,252        1.83%

  Princor High Yield Fund, Inc.          Chesapeake Energy Corp.
                                         Senior Notes                           3/12/97        795,312       748,000        2.00

                                         Fage Dairy Industry S.A.
                                         Senior Notes                            2/6/97        686,000       647,500        1.73

                                         Fairchild Semiconductor Corp.
                                         Senior Subordinated Notes               3/6/97        757,500       755,625        2.02

                                         Motor & Gears, Inc.
                                         Senior Notes                           11/1/96        800,000       796,000        2.13

                                         Pen-Tab Industries, Inc.
                                         Senior Subordinated Notes              1/30/97        200,000       198,500         .53

                                         Quality Food Centers
                                         Senior Subordinated Notes              3/13/97        800,000       793,000        2.12

                                         Rio Hotel & Casino, Inc.
                                         Senior Subordinated Notes               2/7/97        713,125       686,000        1.84

                                         Sun Media Corp
                                         Senior Subordinated Notes              2/13/97        200,000       195,000         .52

                                                                                                           4,819,625       12.89
  Princor Limited Term Bond Fund, Inc.   B.A.T. Capital Corp.
                                         Medium-Term Notes                      7/24/96        583,584       589,156        3.08

                                         Orix Credit Alliance, Inc.
                                         Medium-Term Notes                      11/8/96        850,000       843,446        4.41

                                                                                                           1,432,602        7.49
  Princor Tax-Exempt Bond Fund, Inc.     Eddyville, Iowa, IDR Ref. Bonds;
                                         Cargill Inc. Project                   1/11/95        859,910       991,250         .51

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                   Princor                 Princor                    Princor
                                                                    Bond             Government Securities          High Yield
                                                                 Fund, Inc.            Income Fund, Inc.            Fund, Inc.
   Six Months Ended April 30, 1997:
   Shares sold:
    Class A   .........................................          1,133,242                 1,685,350                  656,903
    Class B   .........................................            269,632                   309,608                  236,890
    Class R............................................            254,536                   193,746                  102,509
   Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................            282,617                   662,911                   67,806
    Class B ...........................................             22,515                    30,167                    8,032
    Class R............................................              5,254                     3,899                    2,460
   Shares redeemed:
    Class A   .........................................         (1,162,040)               (2,826,157)                (222,938)
    Class B   .........................................            (83,265)                 (139,797)                 (37,366)
    Class R............................................             (8,611)                  (11,321)                  (4,217)

                                          Net Increase             713,880                    91,594                  810,079

   Year Ended October 31, 1996:
   Shares sold:
    Class A   .........................................          1,970,454                 3,321,877                  768,505
    Class B   .........................................            523,960                   722,764                  207,062
    Class R*...........................................             47,584                    42,812                   14,977
   Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................            448,289                 1,164,488                  121,239
    Class B ...........................................             24,582                    33,968                    6,991
    Class R*...........................................                318                       266                      140
   Shares redeemed:
    Class A   .........................................         (1,629,399)               (4,575,851)                (354,640)
    Class B   .........................................            (70,602)                 (141,657)                 (35,769)
    Class R*...........................................               (808)                     (156)                   --

                                          Net Increase           1,314,378                   568,511                  728,505

   * Period from February 27, 1996 (date operations  commenced)  through October 31, 1996.

                                                                     Princor                     Princor
                                                                 Limited Term Bond           Tax-Exempt Bond
                                                                    Fund, Inc.                 Fund, Inc.
   Six Months Ended April 30, 1997:
   Shares sold:
    Class A   .........................................               275,644                    964,417
    Class B   .........................................                12,184                     98,369
    Class R............................................                56,421                      N/A
   Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................                60,733                    325,653
    Class B   .........................................                   319                      8,873
    Class R............................................                 1,075                      N/A
   Shares redeemed:
    Class A   .........................................              (191,849)                (1,190,968)
    Class B   .........................................                (1,023)                   (35,090)
    Class R............................................               (10,031)                     N/A

                                           Net Increase               203,473                    171,254


   Year Ended October 31, 1996, Except as Noted:
   Shares sold:
    Class A   .........................................             1,762,547(a)               1,994,928
    Class B   .........................................                11,158(a)                 225,823
    Class R............................................                 8,387(a)                   N/A
   Shares issued in reinvestment of dividends and distributions:
    Class A   .........................................                43,053(a)                 563,980
    Class B   .........................................                   139(a)                  13,120
    Class R............................................                    54(a)                   N/A
   Shares redeemed:
    Class A   .........................................               (62,056)(a)             (2,011,737)
    Class B   .........................................                   (15)(a)                (48,315)

                                           Net Increase             1,763,267                    737,799

   (a) Period from February 13, 1996 (February 27, 1996 -- Princor Limited Term Bond Fund, Inc. Class B and Class R) date operations commenced through October 31, 1996.

Note 6 -- Line of Credit

The Income Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% of the line of credit. At April 30, 1997, the Princor Tax-Exempt Bond Fund, Inc. had an outstanding borrowing of $482,000. All other Income Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS

INCOME FUNDS

PRINCOR BOND FUND, INC.

                                                        Principal
                                                          Amount         Value
Bonds (96.77%)

Air Transportation, Scheduled (2.02%)
   Federal Express Corp. 1994 Pass
     Through Cert., Series A310-A3;
     8.40%; 3/23/10                                    $1,500,000   $ 1,603,612
   Federal Express Corp. Pass Through
     Cert.; 7.58%; 7/2/19                               1,000,000       954,070

                                                                      2,557,682
Aircraft & Parts (0.86%)
   Textron, Inc. Medium-Term
     Notes, Series C;
     9.80%; 1/10/00                                       500,000       536,317
     9.55%; 3/19/01                                       500,000       542,987

                                                                      1,079,304
Auto & Home Supply Stores (1.17%)
   Pep Boys-Manny, Moe & Jack Notes;
      7.00%; 6/1/05                                     1,500,000     1,472,661

Beverages (1.73%)
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.38%; 2/15/07                                     1,000,000     1,067,041
     8.88%; 9/15/11                                     1,000,000     1,116,500

                                                                      2,183,541
Cable & Other Pay TV Services (1.88%)
   Tele-Communications, Inc. Notes;
     7.25%; 8/1/05                                      2,000,000     1,896,316
   Tele-Communications, Inc. Senior
     Debentures; 7.88%; 8/1/13                            500,000       474,368

                                                                      2,370,684
Cash Grains (1.98%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/03                                     2,500,000     2,503,840

Combination Utility Services (1.46%)
   PG Energy, Inc. First Mortgage
     Bonds; 8.38%; 12/1/02                                500,000       519,840
   Public Service Electric & Gas
     Medium-Term Notes;
     8.16%; 5/26/09                                     1,250,000     1,322,205

                                                                      1,842,045
Computer & Office Equipment (1.02%)
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/07                                      1,300,000     1,287,678

Construction & Related
Machinery (0.93%)
   Caterpillar, Inc. Global Debentures;
     9.38%; 8/15/11                                     1,000,000     1,176,126

Consumer Products (1.16%)
   Philip Morris Cos. Notes;
     6.80%; 12/1/03                                       500,000       483,738
   RJR Nabisco Capital Corp. Senior
     Notes; 8.75%; 4/15/04                              1,000,000       985,000

                                                                      1,468,738
Copper Ores (2.51%)
   Asarco, Inc. Debentures;
     7.88%; 4/15/13                                    $2,000,000   $ 1,959,984
   Asarco, Inc. Notes; 7.38%; 2/1/03                    1,200,000     1,210,051

                                                                      3,170,035
Crude Petroleum & Natural Gas (0.44%)
   Occidental Petroleum Corp.
     Medium-Term Notes;
      9.73%; 6/15/01                                      500,000       547,903

Department Stores (2.58%)
   Dillard Investment Co. Notes;
      9.25%; 5/1/97                                       200,000       200,000
   Harcourt General, Inc. Subordinated
      Notes; 9.50%; 3/15/00                               400,000       424,634
   J.C. Penney Co., Inc. Debentures;
     7.13%; 11/15/23                                    1,000,000       913,250
   Sears Roebuck Co.
     Medium-Term  Notes;
     9.05%; 2/6/12                                        500,000       571,693
     9.12%; 2/13/12                                     1,000,000     1,149,701

                                                                      3,259,278
Drug Stores & Proprietary Stores (1.40%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/13                                     2,000,000     1,773,836

Eating & Drinking Places (1.80%)
   Marriott International, Inc. Notes;
     6.75%; 12/15/03                                    1,300,000     1,258,237
   Marriott International, Inc. Senior
     Notes; 7.88%; 4/15/05                              1,000,000     1,019,086

                                                                      2,277,323
Electric Services (3.15%)
   Ohio Edison Co. First Mortgage
     Bonds; 8.25%; 4/1/02                               2,000,000     2,052,756
   Southern California Edison Co. Notes;
     6.38%; 1/15/06                                     1,000,000       941,250
   Toledo Edison Co. Debentures;
     8.70%; 9/1/02                                      1,000,000       982,375

                                                                      3,976,381
Engines & Turbines (0.74%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/23                                      1,000,000       935,720

Fabricated Rubber Products,
NEC (1.30%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/03                                     1,500,000     1,648,938

Farm & Garden Machinery (1.99%)
   Case Corp. Notes; 7.25%; 1/15/16                     1,000,000       924,760
   Tenneco, Inc. Notes;
     10.08%; 2/1/01                                       500,000       549,291
     8.08%; 10/1/02                                     1,000,000     1,041,463

                                                                      2,515,514
Gas Production & Distribution (0.94%)
   Transco Energy Co. Notes;
     9.38%; 8/15/01                                     1,100,000     1,190,668

General Government, NEC (3.24%)
   Ontario Hydro Debentures;
     7.45%; 3/31/13                                     2,000,000     2,005,160
   Province of Saskatchewan, Canada
     Global Notes; 8.00%; 2/1/13                       $2,000,000   $ 2,089,040

                                                                      4,094,200
Gold & Silver Ores (0.96%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/07                                    1,250,000     1,212,752

Grain Mill Products (0.78%)
   Ralston Purina Co. Debentures;
      7.75%; 10/1/15                                    1,000,000       985,821

Grocery Stores (1.66%)
   Food Lion, Inc. Medium-Term
     Notes; 8.67%; 8/28/06                              1,000,000     1,091,109
   Food Lion, Inc. Notes;
     7.55%; 4/15/07                                     1,000,000     1,006,910

                                                                      2,098,019
Highway & Street Construction (1.89%)
   Foster Wheeler Corp. Notes;
     6.75%; 11/15/05                                    2,500,000     2,387,455

Household Furniture (1.51%)
   Masco Corp. Debentures;
     7.13%; 8/15/13                                     2,000,000     1,906,256

Industrial Inorganic Chemicals (4.17%)
   Dow Chemical Co. Debentures;
     7.38%; 3/1/23                                      1,000,000       950,677
   Dow Chemical Co. Medium-Term
     Notes; 7.75%; 9/15/20                              1,000,000     1,007,762
   FMC Corp. Senior Notes;
     6.38%; 9/1/03                                        750,000       719,957
   Grace, (W.R.) & Co. Guaranteed
      Notes; 8.00%; 8/15/04                             2,500,000     2,592,522

                                                                      5,270,918
Life Insurance (1.83%)
   John Hancock Mutual Life Insurance
     Co. Surplus Notes; 7.38%; 2/15/24                  2,500,000(a)  2,315,252

Machinery, Equipment,
& Supplies (0.19%)
   AAR Corp. Notes; 7.25%; 10/15/03                       250,000       241,046

Millwork, Plywood & Structural
Members (1.31%)
   Georgia-Pacific Corp. Debentures;
     9.50%; 12/1/11                                       600,000       694,193
   Georgia-Pacific Corp. Senior
     Debentures; 7.70%; 6/15/15                         1,000,000       966,870

                                                                      1,661,063
Miscellaneous Amusement,
Recreation Service (1.47%)
   Circus Circus Enterprises Senior
     Notes; 6.45%; 2/1/06                               2,000,000     1,859,180

Miscellaneous Chemical
Products (1.17%)
   Cabot Corp. Notes;
     10.25%; 12/15/97                                     400,000       409,394
   Ferro Corp. Senior Debentures;
      7.63%; 5/1/13                                    $1,100,000   $ 1,065,337

                                                                      1,474,731
Miscellaneous Equipment Rental
& Leasing (0.82%)
   McDonnell Douglas Finance Corp.
     Medium-Term Notes, Series 9;
     9.94%; 6/11/98                                     1,000,000     1,037,520

Miscellaneous Investing (0.99%)
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/05                                     1,250,000     1,249,764

Miscellaneous Metal Ores (2.22%)
   Amax, Inc. Notes; 9.88%; 6/13/01                       900,000       986,350
   Cyprus Amax Minerals Notes;
     7.38%; 5/15/07                                     1,100,000     1,092,157
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/02                                       650,000       728,617

                                                                      2,807,124
Motion Picture Production
& Services (0.32%)
   Columbia Pictures Entertainment, Inc.
     Senior Subordinated Notes;
      9.88%; 2/1/98                                       400,000       410,112

Motor Vehicles & Equipment (2.50%)
   Ford Motor Co. Debentures;
     8.88%; 1/15/22                                     1,000,000     1,110,147
     7.50%; 8/1/26                                      1,000,000       965,000
   General Motors Corp. Global
     Medium-Term Notes;
     8.88%; 5/15/03                                     1,000,000     1,085,062

                                                                      3,160,209
Newspapers (1.89%)
   News America Holdings, Inc.
     Guaranteed Senior Notes;
     8.50%; 2/15/05                                     2,250,000     2,386,631

Oil & Gas Field Services (0.79%)
   Petroleum Geo-Services Notes;
     7.50%; 3/31/07                                     1,000,000       994,389

Operative Builders (1.18%)
   Pulte Corp. Senior Notes;
     8.38%; 8/15/04                                       500,000       518,482
     7.30%; 10/24/05                                    1,000,000       969,622

                                                                      1,488,104
Paper Mills (5.05%)
   Bowater, Inc. Debentures;
     9.50%; 10/15/12                                    1,000,000     1,163,898
     9.38%; 12/15/21                                    1,500,000     1,721,914
   Champion International Corp.
     Notes; 9.88%; 6/1/00                                 750,000       810,965
   Chesapeake Corp. Notes;
     9.88%; 5/1/03                                      1,000,000     1,125,121
     7.20%; 3/15/05                                       600,000       592,193
   James River Corp. Notes;
     6.70%; 11/15/03                                    1,000,000       972,004

                                                                      6,386,095
Paperboard Mills (1.33%)
   Federal Paper Board Co., Inc.
     Debentures; 8.88%; 7/1/12                         $1,500,000   $ 1,686,257

Personal Credit Institutions (2.11%)
   General Motors Acceptance Corp.
     Global Notes; 8.50%; 1/1/03                        2,000,000     2,133,196
   Household Finance Corp. Senior
     Subordinated Notes;
      9.63%; 7/15/00                                      500,000       539,092

                                                                      2,672,288
Petroleum Refining (7.03%)
   Ashland, Inc. Medium-Term Notes;
     7.71%; 5/11/07                                       500,000       510,909
     7.72%; 7/15/13                                     1,000,000     1,002,227
     7.73%; 7/15/13                                       750,000       752,372
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/13                                      1,000,000     1,055,432
   Pennzoil Co. Debentures;
     10.13%; 11/15/09                                   1,675,000     2,012,300
   Sun Co., Inc. Debentures;
     9.00%; 11/1/24                                     2,000,000     2,195,710
   Sun Co., Inc. Notes; 7.13%; 3/15/04                    300,000       296,501
   Ultramar Credit Corp. Guaranteed
     Notes; 8.63%; 7/1/02                               1,000,000     1,062,601

                                                                      8,888,052
Photographic Equipment
& Supplies (0.80%)
   Xerox Corp. Notes; 9.63%; 9/1/97                     1,000,000     1,010,989

Plastic Materials & Synthetics (0.38%)
   Geon Co. Notes; 6.88%; 12/15/05                        500,000       477,684

Primary Nonferrous Metals (2.37%)
   Reynolds Metals Co.
     Medium-Term Notes;
     8.22%; 5/30/07                                     2,000,000     2,111,524
     7.65%; 2/4/08                                        875,000       888,304

                                                                      2,999,828
Pulp Mills (2.19%)
   ITT Rayonier, Inc. Notes;
     7.50%; 10/15/02                                    1,875,000     1,903,076
   International Paper Co.
     Medium-Term  Notes;
     9.70%; 8/15/00                                       800,000       866,184

                                                                      2,769,260
Refrigeration & Service
Machinery (2.05%)
   Westinghouse Electric Corp.
     Debentures; 8.63%; 8/1/12                          1,000,000     1,028,736
   Westinghouse Electric Corp.
     Global Notes; 8.88%; 6/1/01                        1,500,000     1,564,875

                                                                      2,593,611
Rental of Railroad Cars (2.39%)
   Gatx Capital Corp. Medium-Term Notes;
     Series B; 9.50%; 1/10/02                           1,500,000     1,643,016
     Series C; 6.86%; 10/13/05                          1,000,000       968,208
   General American Transportation
     Corp. Medium-Term Notes;
     10.65%; 11/14/97                                   $ 400,000   $   409,406

                                                                      3,020,630
Sanitary Services (1.42%)
   Laidlaw, Inc. Notes;
     7.70%; 8/15/02                                     1,000,000     1,021,029
   Laidlaw, Inc. Senior Notes;
     7.88%; 4/15/05                                       750,000       769,254

                                                                      1,790,283
Security Brokers & Dealers (1.55%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.38%; 1/15/07                                     2,000,000     1,962,468

Telephone Communication (3.17%)
   Sprint Corp. Notes; 8.13%; 7/15/02                   1,500,000     1,569,177
   U.S. West Capital Funding, Inc. Notes;
     7.30%; 1/15/07                                     1,500,000     1,475,289
     6.80%; 11/23/07                                    1,000,000       955,954

                                                                      4,000,420
Variety Stores (2.98%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/11                                     1,000,000     1,137,526
   Dayton-Hudson Corp.
     Sinking Fund Debentures;
     9.50%; 10/15/16                                      179,000       183,322
   Shopko Stores, Inc. Senior
     Notes; 9.00%; 11/15/04                             2,500,000     2,447,782

                                                                      3,768,630

                                                      Total Bonds   122,304,936

Commercial Paper (1.17%)

Personal Credit Institutions (1.17%)
   Investment In Joint Trade Account;
     Associates Corp.; 5.65%; 5/1/97                    1,475,365     1,475,365

                             Total Portfolio Investments (97.94%)   123,780,301

Cash, receivables and other assets, net of
   liabilities (2.06%)                                                2,607,380

                                       Total Net Assets (100.00%)  $126,387,681

(a)  Restricted security - See Note 4 to the financial statements.

PRINCOR GOVERNMENT SECURITIES INCOME
FUND, INC.

       Description of Issue                             Principal
  Type        Rate       Maturity                         Amount         Value

Government National Mortgage Association (GNMA)
Certificates (99.76%)

GNMA I       6.00%        10/15/23-4/15/26            $26,385,424  $ 24,183,343
GNMA I       6.50         9/15/23-2/15/27              51,004,704    48,302,327
GNMA I       7.00         10/15/22-3/15/27             63,767,131    62,121,774
GNMA I       7.25         9/15/25-10/15/25              5,764,275     5,658,327
GNMA I       7.50%        4/15/17-5/15/27             $48,419,718  $ 48,360,837
GNMA I       8.00         8/15/16-2/15/22              13,032,887    13,376,060
GNMA II      6.00         1/20/24-10/20/26             52,294,303    47,400,623
GNMA II      6.50         3/20/24-3/20/27              15,415,473    14,468,659

                                          Total GNMA Certificates   263,871,950

                                                        Principal
                                                          Amount         Value
Federal Agency Short-Term Obligations (0.51%)

   Investment in Joint Trade Account;
     Federal Home Loan Mortgage
     Corporation; 5.28%; 5/1/97                        $1,345,434  $  1,345,434

                            Total Portfolio Investments (100.27%)   265,217,384

Liabilities, net of cash, receivables and other
   assets (-0.27%)                                                     (701,335)

                                       Total Net Assets (100.00%)  $264,516,049


PRINCOR HIGH YIELD FUND, INC.

                                                        Principal
                                                          Amount         Value
Bonds (92.40%)

Advertising (2.13%)
   Lamar Advertising Company
     Senior Subordinated Notes;
     9.63%; 12/1/06                                     $ 800,000    $  796,000

Aircraft & Parts (1.76%)
   Rohr Industries, Inc. Subordinated
     Debentures; 9.25%; 3/1/17                            700,000       656,250

Blast Furnace & Basic Steel
Products (3.89%)
   Ivaco Senior Notes;
     11.50%; 9/15/05                                      350,000       357,000
   Titan Wheel International Senior
     Subordinated Notes;
     8.75%; 4/1/07                                        700,000       696,461
   Weirton Steel Corp. Senior Notes;
     10.75%; 6/1/05                                       400,000       399,000

                                                                      1,452,461
Broadwoven Fabric Mills, Cotton (1.83%)
   J.P. Stevens & Co., Inc. Sinking
     Fund Debentures; 9.00%; 3/1/17                       700,000       684,250

Cable & Other Pay TV Services (4.05%)
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/02                                       700,000       722,750
   TCI Communications, Inc. Debentures;
     8.75%; 8/1/15                                        800,000       793,738

                                                                      1,516,488
Cogeneration - Small Power
Producer (2.98%)
   AES Corporation Senior Subordinated
     Notes; 10.25%; 7/15/06                             $ 700,000    $  749,000
   California Energy Co., Inc. Limited
     Resource Senior Secured Notes;
     9.88%; 6/30/03                                       350,000       366,625

                                                                      1,115,625
Consumer Products (1.57%)
   RJR Nabisco, Inc. Senior Notes;
     8.75%; 8/15/05                                       600,000       588,000

Crude Petroleum & Natural Gas (3.65%)
   Chesapeake Energy Corp. Senior Notes;
     8.50%; 3/15/12                                       800,000(a)    748,000
   Nuevo Energy Co. Senior Subordinated
     Notes; 9.50%; 4/15/06                                600,000       615,000

                                                                      1,363,000
Dairy Farms (1.73%)
   Fage Dairy Industry S.A. Senior Notes;
     9.00%; 2/1/07                                        700,000(a)    647,500

Electrical Industrial Appratus (2.13%)
   Motors and Gears, Inc. Senior Notes,
     Series A; 10.75%; 11/15/06                           800,000(a)    796,000

Electric Components
   & Accessories (4.05%)
   Advanced Micro Devices, Inc.
     Senior Secured Notes;
     11.00%; 8/1/03                                       700,000       759,500
   Fairchild Semiconductor Corp.
     Senior Subordinated Notes;
     10.13%; 3/15/07                                      750,000(a)    755,625

                                                                      1,515,125
Engines & Turbines (1.76%)
   Outboard Marine Corp. Debentures;
     9.13%; 4/15/17                                       700,000       658,000

Finance Services (2.11%)
   DVI, Inc. Senior Notes;
     9.88%; 2/1/04                                        800,000       790,000

Footwear, Except Rubber (1.21%)
   Brown Group, Inc. Senior Notes;
     9.50%; 10/15/06                                      450,000       452,250

Forest Products (1.74%)
   Doman Industries Ltd. Senior Notes;
     8.75%; 3/15/04                                       700,000       649,250

Fuel Dealers (1.76%)
   Petroleum Heat & Power Co., Inc.
     Subordinated Notes;
     10.13%; 4/1/03                                       700,000       658,000

General Government, NEC (0.93%)
   Republic of Argentina Global Bonds;
     8.38%; 12/20/03                                      350,000       346,500

Groceries & Related Products (1.78%)
   Rykoff-Sexton, Inc. Senior
     Subordinated  Notes;
     8.88%; 11/1/03                                     $ 700,000    $  665,000

Grocery Stores (3.14%)
   Dominick's Finer Foods, Inc.
     Senior Subordinated Notes;
     10.88%; 5/1/05                                       350,000       382,375
   Quality Food Centers Senior
     Subordinated Notes;
     8.70%; 3/15/07                                       800,000(a)    793,000

                                                                      1,175,375
Hotels & Motels (1.84%)
   John Q. Hammons Hotels, L.P. &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/04                                700,000       686,000

Industrial Inorganic Chemicals (2.12%)
   PT. Tri Polyta Indonesia TBK
     Guaranteed Secured Notes;
     11.38%; 12/1/03                                      800,000       792,000

Knitting Mills (2.02%)
   Tultex Corp. Senior Notes;
     10.63%; 3/15/05                                      700,000       753,375

Lumber & Other Building
Materials (0.48%)
   Central Tractor Farm & Country, Inc.
     Senior Notes; 10.63%; 4/1/07                         175,000       177,625

Miscellaneous Amusement, Recreation
Service (3.92%)
   Rio Hotel & Casino, Inc. Senior
     Subordinated Notes;
     9.50%; 4/15/07                                       700,000(a)    686,000
   Station Casinos, Inc. Senior
     Subordinated Notes, Series B;
     9.63%; 6/1/03                                        800,000       780,000

                                                                      1,466,000
Miscellaneous Plastics Products,
NEC (1.87%)
   Congoleum Corp. Senior Notes;
     9.00%; 2/1/01                                        700,000       700,000

Motor Vehicles & Equipment (0.56%)
   Blue Bird Body Co. Senior
     Subordinated Notes;
     10.75%; 11/15/06                                     200,000       208,500

Newspapers (2.64%)
   Hollinger International Publishing, Inc.
     Senior Notes; 8.63%; 3/15/05                         800,000       794,000
   Sun Media Corp. Senior
     Subordinated Notes;
     9.50%; 2/15/07                                     $ 200,000(a) $  195,000

                                                                        989,000
Nursing & Personal Care Facilities (1.84%)
   Mariner Health Group, Inc. Senior
     Subordinated Notes; 9.50%; 4/1/06                    700,000       686,000

Oil & Gas Field Services (2.93%)
   Dawson Production Services
     Senior Notes; 9.38%; 2/1/07                          700,000       686,000
   Parker Drilling Co. Senior Notes,
     Series B; 9.75%; 11/15/06                            400,000       410,000

                                                                      1,096,000
Petroleum Refining (1.92%)
   Crown Central Petroleum Corp.
     Senior  Notes; 10.88%; 2/1/05                        700,000       719,250

Primary Nonferrous Metals (0.56%)
   Euramax International PLC Senior
     Subordinated Notes; 11.25%; 10/1/06                  200,000       208,250

Pulp Mills (2.35%)
   Magnetek, Inc. Senior Subordinated
     Debentures; 10.75%; 11/15/98                         650,000       678,438
   Pen-Tab Industries, Inc. Senior
     Subordinated Notes; 10.88%; 2/1/07                   200,000(a)    198,500

                                                                        876,938
Radio, Television, & Computer
Stores (1.92%)
   CompUSA, Inc. Senior Subordinated
     Notes; 9.50%; 6/15/00                                700,000       717,500

Radio & Television Broadcasting (2.78%)
   American Radio Systems Senior
     Subordinated Notes; 9.00%; 2/1/06                    700,000       693,000
   Sullivan Broadcasting, Inc. Senior
     Subordinated Notes;
     10.25%; 12/15/05                                     350,000       346,500

                                                                      1,039,500
Retail Stores, NEC (2.20%)
   Cole National Group, Inc.
     Senior Subordinated Notes;
     9.88%; 12/31/06                                      800,000       822,000

Search & Navigation Equipment (1.85%)
   AMRESCO, Inc. Senior Subordinated
     Notes; 10.00%; 3/15/04                               700,000       689,500

Soap, Cleaners, & Toilet Goods (1.99%)
   Coty, Inc. Senior Subordinated
     Notes; 10.25%; 5/1/05                                700,000       743,750

Telephone Communication (8.48%)
   Paging Network, Inc. Senior Debentures;
     8.88%; 2/1/06                                        700,000       589,750
   Rogers Cablesystems Ltd. Senior
     Secured Second Priority Notes;
     9.63%; 8/1/02                                        750,000       768,750
   Rogers Cantel, Inc. Senior Secured
     Debentures; 9.75%; 6/1/16                            700,000       721,000
   Telecom Argentina Stet-France Telecom
     SA Senior Notes; 12.00%; 11/15/02                  $ 350,000    $  401,187
   Vanguard Cellular Systems, Inc. Senior
     Debentures; 9.38%; 4/15/06                           700,000       687,750

                                                                      3,168,437
Textile Finishing, Except Wool (1.90%)
   Dominion Textile (USA), Inc. Guaranteed
     Senior Notes; 9.25%; 4/1/06                          700,000       710,500

Water Supply (2.03%)
   California Energy Casecnan Water &
     Energy Co., Inc. Senior Secured,
     Series B Bonds; 11.95%; 11/15/10                     700,000       757,750

                                                      Total Bonds    34,532,949

Commercial Paper (4.75%)

Personal Credit Institutions (4.75%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.65%; 5/1/97                                      1,773,795     1,773,795

                             Total Portfolio Investments (97.15%)    36,306,744

Cash, receivables and other assets, net of
   liabilities (2.85%)                                                1,064,486

                                       Total Net Assets (100.00%)   $37,371,230

(a)  Restricted security - See Note 4 to the financial statements.

PRINCOR LIMITED TERM BOND FUND, INC.

                                                        Principal
                                                          Amount         Value
Bonds (63.13%)

Business Credit Institutions (4.41%)
   Orix Credit Alliance, Inc.
     Medium-Term Notes;
     6.46%; 5/17/99                                      $850,000(a) $  843,446

Combination Utility Services (5.66%)
   Consolidated Edison Co. Debentures,
     Series 92-D; 6.50%; 9/1/99                           100,000        99,545
     Series 93-B; 6.50%; 2/1/01                           730,000       719,515
   Pacificorp First Mortgage Medium-Term
     Notes; 9.50%; 5/20/99                                250,000       263,662

                                                                      1,082,722
Consumer Products (7.54%)
   B.A.T. Capital Corp. Medium-Term
     Notes; 5.32%; 10/28/98                               600,000(a)    589,156
   Philip Morris Cos. Notes;
     7.13%; 12/1/99                                       850,000       853,146

                                                                      1,442,302
Department Stores (8.49%)
   J. C. Penney Co., Inc. Notes;
     9.05%; 3/1/01                                        770,000       823,955
   Sears Roebuck Acceptance Corp.
     Medium-Term Notes, Series II;
     6.69%; 8/13/01                                     $ 450,000    $  445,175
   Sears Roebuck Co. Medium-Term
     Notes; 6.46%; 5/12/00                                100,000        99,095
   Sears Roebuck Co. Notes;
     8.20%; 4/15/99                                       250,000       255,801

                                                                      1,624,026
Miscellaneous Investing (1.57%)
   United Dominion Realty Trust Notes;
     7.25%; 4/1/99                                        300,000       301,008

Mortgage Bankers & Brokers (4.35%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.05%; 3/1/01                                        860,000       833,648

Motor Vehicles & Equipment (2.82%)
   General Motors Corp. Medium-Term
     Notes; 9.20%; 7/2/01                                 500,000       539,672

Paper Mills (4.18%)
   International Paper Co. Notes;
     7.00%; 6/1/01                                        800,000       800,163

Paperboard Mills (4.21%)
   Temple-Inland, Inc. Notes;
     9.00%; 5/1/01                                        750,000       804,985

Personal Credit Institutions (7.23%)
   American General Finance Corp.
     Medium-Term Notes, Series D;
     7.46%; 3/28/00                                       350,000       356,142
   American General Finance Corp. Notes;
     7.25%; 4/15/00                                       500,000       506,722
   Chrysler Financial Corp.
     Medium-Term Notes;
     8.45%; 1/28/00                                       500,000       521,760

                                                                      1,384,624
Security Brokers & Dealers (4.28%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     5.75%; 11/15/98                                      830,000       819,946

Telephone Communication (8.39%)
   Nynex Capital Funding Medium-Term
     Notes, Series A; 9.40%; 6/1/00                       670,000       718,262
   U. S. West Capital Funding, Inc.
     Medium-Term Notes;
     6/13%; 11/30/99                                      900,000       887,048

                                                                      1,605,310

                                                      Total Bonds    12,081,852

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (17.26%)

       Description of Issue                             Principal
  Type        Rate       Maturity                         Amount         Value
FHLMC        7.25%       12/1/07                        $ 736,119    $  733,822
FHLMC        8.00        12/1/11                          379,411       388,775
FHLMC        8.25%       1/1/12                           144,327       147,166
FHLMC Gold   8.00        10/1/22                          316,164       324,356
FHLMC Gold   8.50        1/1/00                           482,415       500,052
FHLMC Gold   8.50        3/1/00                           333,227       345,410
FHLMC Gold   8.50        4/1/00                           213,827       221,644
FHLMC Gold   9.00        9/1/09                           611,986       641,055

                                         Total FHLMC Certificates     3,302,280

Federal National Mortgage Association (FNMA)
Certificates (9.49%)

FNMA         8.00        10/1/06                          164,242       167,463
FNMA         8.50        5/1/22                           776,716       800,973
FNMA         9.00        2/1/25                           807,114       847,372

                                          Total FNMA Certificates     1,815,808

Government National Mortgage Association (GNMA)
Certificates (2.99%)

GNMA         8.00        1/20/16                          399,705       410,006
GNMA         9.00        7/15/17                          152,911       163,022

                                          Total GNMA Certificates       573,028

                                                        Principal
                                                          Amount         Value
Asset-Backed Securities (3.75%)

Personal Credit Institutions (3.75%)
   Union Acceptance Corp. 1996-B Auto Trust
     Pass-Through Certificates, Class A;
     6.45%; 7/8/03                                      $ 717,319    $  717,477

Commercial Paper (1.57%)

Personal Credit Institutions (1.57%)
   Investment in Joint Trade Account;
      Associates Corp.;
     5.65%; 5/1/97                                        301,486       301,486

                             Total Portfolio Investments (98.19%)    18,791,931

Cash, receivables and other assets, net of
   liabilities (1.81%)                                                  346,070

                                       Total Net Assets (100.00%)   $19,138,001

(a)  Restricted security - See Note 4 to the financial statements.


PRINCOR TAX-EXEMPT BOND FUND, INC.

                                                        Principal
                                                          Amount         Value
Long-Term Tax-Exempt Bonds (98.28%)

Alabama (2.12%)
   Courtland, Alabama IDB IDR Series A
     Bonds for Champion International;
     7.20%; 12/1/13                                    $3,815,000   $ 4,115,431

Arizona (3.34%)
   Navajo County, Arizona Pollution Control
     Corp. Rev. Ref. Bonds, Arizona Public
     Service Co., Series 1993A;
     5.88%; 8/15/28                                     4,100,000     4,028,250
   Pinal County, Arizona Industrial Dev.
     Authority Browning-Ferris
     Industries, Inc. Proj., Series 1996;
     5.00%; 2/1/06                                      2,530,000     2,466,750

                                                                      6,495,000
Arkansas (2.51%)
   City of Blytheville, Arkansas Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Series 1992, Nucor Corp.
     Project; 6.90%; 12/1/21                            4,610,000     4,875,075

California (4.67%)
   ABAG Finance Authority for Nonprofit
     Corp., Cert. of Participation,
     Stanford University Hospital;
     5.00%; 11/1/04                                       750,000       738,750
     5.50%; 11/1/13                                     1,250,000     1,207,813
     5.25%; 11/1/20                                     1,750,000     1,581,562
   California Pollution Control Funding
     Authority Pollution Control Rev. Ref.
     Bonds for San Diego Gas & Electric,
     Series A; 5.90%; 6/1/14                            1,000,000     1,018,750
   California Pollution Control Funding
     Authority Rev. Bonds, Atlantic
     Richfield Co. Project; 5.00%; 4/1/08               2,500,000     2,443,750
   City of Upland, California San Antonio
     Comm. Hospital Cert. of Participation;
     5.25%; 1/1/04                                      2,080,000     2,072,200

                                                                      9,062,825
Colorado (2.71%)
   City & County of Denver, Colorado, Airport
     System Rev. Bonds, Series 1991D;
     7.75%; 11/15/13                                    3,185,000     3,829,963
   Colorado Health Fac. Authority Rev. Bonds
     for Sisters of Charity Healthcare
     Systems, Series 1994; 5.25%; 5/15/14               1,500,000     1,426,875

                                                                      5,256,838
Florida (1.22%)
   Nassau County, Florida Pollution Control
     Rev. Ref. Bonds; ITT Rayonier, Inc.
     Project;
     6.10%; 6/1/05                                      1,000,000     1,031,250
     7.65%; 6/1/06                                      1,265,000     1,337,737

                                                                      2,368,987
Georgia (3.09%)
   Coweta County, Georgia Dev. Authority
     Pollution Control Rev. Bonds,
     Georgia Power Co., Yates Project;
     6.00%; 3/1/18                                     $2,500,000   $ 2,512,500
   Fulco, Georgia, Hospital Authority Rev.
     Anticipation Cert. for St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/14                                     2,000,000     1,912,500
   Municipal Electric Authority of Georgia
     Power Rev. Bonds, Series R;
     7.30%; 1/1/09                                      1,505,000     1,584,012

                                                                      6,009,012
Illinois (15.49%)
   Chicago, Illinois Midway Airport Rev.
     Bonds, Series A, MBIA Insured;
     5.50%; 1/1/11                                      1,500,000     1,485,000
     5.50%; 1/1/13                                        500,000       489,375
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project-A;
     7.88%; 11/1/25                                     6,010,000     6,475,775
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds, Series 1985A,
     Peoples Gas Light & Coke Project;
     6.88%; 3/1/15                                      2,800,000     3,024,000
   Illinois Dev. Financial Authority
     Pollution  Control Rev. Bonds for
     Illinois Power Co.; 7.63%; 12/1/16                 2,050,000     2,114,534
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     5.75%; 11/15/07                                    1,000,000       995,000
     6.00%; 11/15/10                                      500,000       497,500
     6.00%; 11/15/13                                      500,000       497,500
   Illinois Health Fac. Authority Rev. Bonds
     for Sarah Bush Lincoln Health Center;
     Series 1992; 7.25%; 5/15/02                        2,950,000     3,300,312
     Series 1996B; 6.00%; 2/15/11                       1,000,000       988,750
     Series 1996B; 5.50%; 2/15/16                       1,000,000       920,000
   Illinois Health Fac. Authority Rev. Bonds
     for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/02                                       725,000       799,313
     7.00%; 2/15/09                                       305,000       348,081
     7.00%; 2/15/18                                       720,000       827,100
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/06                                       500,000       509,375
     5.75%; 8/15/08                                       615,000       624,225
     5.80%; 8/15/09                                       840,000       846,300
     6.10%; 8/15/14                                     1,000,000     1,015,000
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A;
     6.75%; 4/15/12                                     2,000,000     2,228,750
   Regional Transportation Authority,
     Illinois General Obligation Bonds,
     Series 1994A; 6.25%; 6/1/15                        2,000,000     2,092,500

                                                                     30,078,390
Indiana (7.40%)
   City of Mount Vernon, Indiana, Pollution
     Control Rev. Bonds for Southern
     Indiana Gas  & Electric Co. Project;
     7.25%; 3/1/14                                      $ 700,000   $   757,750
   City of Petersburg, Indiana, Pollution
     Control Rev. Bonds, for Indianapolis
     Power & Light Co. Project,
     Series 1993A; 6.10%; 1/1/16                        4,000,000     4,085,000
   Indiana Health Fac. Financial Authority
     Hospital Rev. Bonds, Clarian Health
     Partners, Inc.; 5.50%; 2/15/09                     2,520,000     2,463,300
   Indiana Health Fac. Financing Authority
     Hospital Rev. Ref. Bonds, Welborn
     Memorial Baptist Hospital, Series 1993;
     5.63%; 7/1/23                                      1,860,000     1,711,200
   Lawrenceburg, Indiana Pollution Control
     Rev. Ref. Bonds, Indiana Michigan
     Power Co. Project,
     Series D; 7.00%; 4/1/15                            1,000,000     1,056,250
     Series E; 5.90%; 11/1/19                           3,220,000     3,103,275
   Warrick County, Indiana Environmental
     Improvement Rev. Bonds, Southern
     Indiana Gas & Electric, Series 1993B;
     6.00%; 5/1/23                                      1,190,000     1,203,387

                                                                     14,380,162
Iowa (4.37%)
   City of Muscatine, Iowa, Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/06                                        160,000       160,064
     5.00%; 1/1/07                                      1,665,000     1,563,019
   Eddyville, Iowa, IDR Ref. Bonds,
     Cargill, Inc. Project; 5.63%; 12/1/13              1,000,000(a)    991,250
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/06                                       550,000       583,000
     7.65%; 11/1/16                                     4,900,000     5,187,875

                                                                      8,485,208
Kentucky (0.96%)
   City of Ashland, Kentucky, Sewage and
     Solid Waste Rev. Bonds for Ashland,
     Inc. Project, Series 1995; 7.13%; 2/1/22             750,000       797,813
   City of Ashland, Kentucky, Solid Waste
     Rev. Bonds for Ashland Oil, Inc.
     Project, Series 1991; 7.20%; 10/1/20               1,000,000     1,057,500

                                                                      1,855,313
Louisiana (1.06%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
      7.50%; 6/1/21                                     1,950,000     2,067,000

Maine (1.03%)
   Skowhegan, Maine, Pollution Control
     Rev. Ref. Bonds for Scott Paper
     Co. Project, Series 1993;
     5.90%; 11/1/13                                     2,000,000     2,002,500

Michigan (2.26%)
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/13                                    $  600,000   $   588,750
     5.50%; 8/15/23                                     2,000,000     1,837,500
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds, Daughters
     of Charity Hospital; 5.25%; 11/1/15                1,000,000       943,750
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds, Daughters
     of Charity Natl. Health System;
     5.50%; 11/1/05                                     1,000,000     1,026,250

                                                                      4,396,250
Minnesota (1.54%)
   City of Bass Brook, Minnesota Pollution
     Control Rev. Ref. Bonds for Minnesota
     Power & Light Project; 6.00%; 7/1/22               3,000,000     2,991,960

Missouri (1.16%)
   Missouri State Health & Educational
     Fac. Authority Health Fac. Rev. Bonds,
     BJC Health System, Series 1994A;
      6.75%; 5/15/12                                    2,000,000     2,250,000

Montana (1.03%)
   Forsyth, Montana Pollution Control Rev.
     Ref. Bonds, Montana Power Co.,
     Colstrip Project, Series 1993A;
     6.13%; 5/1/23                                      2,000,000     1,997,500

Nebraska (1.84%)
   Nebraska Public Power Dist. Power
     Supply System Rev. Bonds;
     5.30%; 1/1/02                                      1,000,000     1,017,500
     5.40%; 1/1/03                                      1,500,000     1,535,625
     5.50%; 1/1/04                                      1,000,000     1,027,500

                                                                      3,580,625
Nevada (1.95%)
   Clark County, Nevada, IDR Ref. Bonds,
     Nevada Power Co. Project,
     Series 1992C; 7.20%; 10/1/22                       3,600,000     3,793,500

New Mexico (1.08%)
   City of Lordsburg, New Mexico
     Pollution Control Rev. Bonds
     for Phelps Dodge Corp. Project;
      6.50%; 4/1/13                                     2,000,000     2,096,660

North Carolina (2.71%)
   Martin County, North Carolina Industrial
     Fac. & Pollution Control Finance
      Authority Solid Waste Rev. Bonds,
     Weyerhaeuser;
     5.65%; 12/1/23                                     1,500,000     1,395,000
     6.80%; 5/1/24                                      2,000,000     2,145,000
   North Carolina Medical Care Hospital
     Rev. Bonds for Rex Hospital Project;
     6.13%; 6/1/10                                     $1,700,000   $ 1,731,875

                                                                      5,271,875
North Dakota (1.07%)
   Mercer County, North Dakota, Pollution
     Control Rev. Bonds, Ottertail Power
     Co. Project, Series 1991; 6.90%; 2/1/19            1,950,000     2,078,193

Ohio (5.05%)
   Cuyahoga County, Ohio, Hospital Rev.
     Bonds for Meridia Health Systems,
     Series 1991;
     7.25%; 8/15/19                                     1,445,000     1,526,281
   Lorain County, Ohio Hospital Ref. Bonds,
     Humility Mary Health Care, Series A;
     5.90%; 12/15/08                                    3,270,000     3,359,925
   Ohio Air Quality Dev. Rev. Bonds,
     Columbus Southern Power Co. Project,
     Series 1985B; 6.25%; 12/1/20                       4,900,000     4,930,625

                                                                      9,816,831
Oklahoma (1.21%)
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project,
     Series 1994;
     6.25%; 2/15/14                                     1,280,000     1,316,800
     6.25%; 2/15/17                                     1,000,000     1,025,000

                                                                      2,341,800
Rhode Island (1.53%)
   Rhode Island State Industrial Facilities
     Corp. Marine Term Rev. Bonds,
     Mobile Oil Refining; 6.00%; 11/1/14                 2,900,000    2,965,250

South Carolina (4.34%)
   Darlington County, South Carolina
     Pollution Control Rev. Bonds for
     Carolina Power & Light;
     6.60%; 11/1/10                                     1,000,000     1,070,000
   Greenville Hospital System, South Carolina
     Hospital Fac. Rev. Ref. Bonds, Series C;
     5.50%; 5/1/16                                      1,500,000     1,453,125
   Oconee County, South Carolina Pollution
     Control Rev. Ref. Bonds, Duke Power
     Co. Project, Series 1993;
     5.80%; 4/1/14                                      2,000,000     2,030,000
   York County, South Carolina Exempt Fac.
     Industrial Rev. Bonds for Hoechst
     Celanese Project, Series 1994;
     5.70%; 1/1/24                                      2,000,000     1,957,500
   York County, South Carolina Pollution
     Control Rev. Bonds, Bowater, Inc.
     Project; 7.63%; 3/1/06                             1,700,000     1,918,875

                                                                      8,429,500
South Dakota (0.55%)
   Pennington County, South Dakota
     Pollution Control Rev. Ref. Bonds
     for Black Hills Power & Light Co.
     Project; 6.70%; 6/1/10                             1,000,000     1,065,000

Texas (6.07%)
   Brazos River Authority, Texas, Pollution
     Control Rev. Bonds for Houston
     Lighting & Power;
     8.25%; 5/1/15                                      $ 820,000   $   862,312
     7.75%; 10/1/15                                       855,000       904,162
     8.25%; 5/1/19                                        500,000       525,800
   Guadalupe-Blanco River Authority,
     Texas, Industrial Dev. Corp.
     Pollution  Control Rev. E I Du Pont
     1982 Series A; 6.35%; 7/1/22                       2,500,000     2,631,250
   Matagorda County, Texas, Navigational
     District No. 1 Pollution Control Rev.
     Bonds for Central Power & Light Co.;
     7.50%; 12/15/14                                    2,585,000     2,814,419
     6.00%; 7/1/28                                      1,000,000     1,003,750
   Milam County, Texas Industrial Dev. Corp.
     Pollution Control Rev. Ref. Bonds,
     Alcoa Project; 5.65%; 12/1/12                      2,000,000     2,010,000
   Tarrant County, Texas, Health Fac. Dev.
     Corp., Harris Methodist Health System
     Rev. Bonds; 5.90%; 9/1/06                          1,000,000     1,037,500

                                                                     11,789,193
Utah (1.64%)
   Intermountain Power Agency, Utah
     Power Supply, Rev. Ref. Bonds,
     Series 1993A; 5.50%; 7/1/20                        1,500,000     1,406,250
     Series 1996D; 5.00%; 7/1/21                        2,000,000     1,770,000

                                                                      3,176,250
Virginia (1.68%)
   Albemarle County, Virginia IDA Hospital
     Rev. Ref. Bonds, Martha Jefferson
     Hospital; 5.50%; 10/1/15                           1,900,000     1,833,500
   Chesapeake, Virginia IDA Rev. Ref.
     Bond for Cargill, Inc. Project;
     5.88%; 3/1/13                                      1,410,000     1,432,913

                                                                      3,266,413
Washington (2.56%)
   City of Seattle, Washington Municipal
     Light and Power Rev. Bonds;
     1993; 5.10%; 11/1/05                               1,950,000     1,950,000
     1994; 6.63%; 7/1/16                                1,000,000     1,065,000
   Washington Health Care Fac. Authority
     Rev. Bonds; Series 1989, Sisters of
     Providence; 7.88%; 10/1/99                         1,800,000     1,957,500

                                                                      4,972,500
West Virginia (6.13%)
   Marshall County, West Virginia,
     Pollution Control Rev. Bonds
     for Ohio Power Co. Project;
     Series C; 6.85%; 6/1/22                            1,200,000     1,272,000
     Series D; 5.90%; 4/1/22                            4,500,000     4,533,750
   Pleasants County, West Virgina
     Pollution Control Rev. Bonds
     for Potomac Edison Co.;
      6.15%; 5/1/15                                     2,000,000     2,040,000
   Putnam County, West Virginia,
     Pollution Control Rev. Bonds for
     Appalachian Power Co. Project,
     Series C; 6.60%; 7/1/19                            3,875,000     4,049,375

                                                                     11,895,125
Wisconsin (2.91%)
   Kaukauna, Wisconsin Pollution Control
     Rev. Ref. Bonds for Intl. Paper Co.
     Project, Series A; 5.40%; 5/1/04                  $3,610,000   $ 3,632,563
   Wisconsin Health & Educational Fac.
     Authority Rev. Bonds; Series 1995;
     Franciscan Skemp Medical Center, Inc.;
     5.88%; 11/15/10                                    1,000,000     1,011,250
     6.13%; 11/15/15                                    1,000,000     1,016,250

                                                                      5,660,063

                             Total Portfolio Investments (98.28%)   190,886,229

Cash, receivables and other assets, net of
   liabilities (1.72%)                                                3,340,034

                                       Total Net Assets (100.00%)  $194,226,263

(a)  Restricted security - See Note 4 to the financial statements.

See accompanying notes.

FINANCIAL HIGHLIGHTS
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each period:

                                                     Income from Investment Operations                Less Distributions

                                                             Net Realized
                                                                  and
                                        Net Asset      Net    Unrealized       Total      Dividends
                                        Value at     Invest-     Gain          from       from Net     Distributions
                                        Beginning     ment     (Loss) on     Investment  Investment        from            Total
                                        of Period    Income   Investments   Operations     Income      Capital Gains   Distributions
   PRINCOR BOND FUND, INC.
       Class A:
     Six Months Ended April 30, 1997     $11.17     $.38(b)     $(.24)        $ .14        $(.44)          $ -            $(.44)
     Year Ended October 31,
       1996                               11.42      .76(b)      (.25)          .51         (.76)            -             (.76)
       1995                               10.27      .78(b)      1.16          1.94         (.78)          (.01)           (.79)
       1994                               11.75      .78(b)     (1.47)         (.69)        (.78)          (.01)           (.79)
       1993                               10.97      .81(b)       .79          1.60         (.81)          (.01)           (.82)
       1992                               10.65      .85(b)       .32          1.17         (.85)            -             (.85)
       Class B:
     Six Months Ended April 30, 1997      11.15      .34(b)      (.24)          .10         (.39)            -             (.39)
     Year Ended October 31, 1996          11.41      .67(b)      (.25)          .42         (.68)            -             (.68)
     Period Ended October 31, 1995(c)     10.19      .63(b)      1.19          1.82         (.60)            -             (.60)
       Class R:
     Six Months Ended April 30, 1997      11.16      .37(b)      (.26)          .11         (.41)            -             (.41)
     Period Ended October 31, 1996(f)     11.27      .51(b)      (.13)          .38         (.49)            -             (.49)

   PRINCOR GOVERNMENT
   SECURITIES INCOME FUND, INC.

       Class A:
     Six Months Ended April 30, 1997      11.26      .35         (.17)          .18         (.41)            -             (.41)
     Year Ended October 31,
       1996                               11.31      .70         (.05)          .65         (.70)            -             (.70)
       1995                               10.28      .71         1.02          1.73         (.70)            -             (.70)
       1994                               11.79      .69        (1.40)         (.71)        (.68)          (.12)           (.80)
       1993                               11.44      .74          .55          1.29         (.74)          (.20)           (.94)
       1992                               11.36      .81          .12           .93         (.81)          (.04)           (.85)
       Class B:
     Six Months Ended April 30, 1997      11.23      .31         (.17)          .14         (.36)            -             (.36)
     Year Ended October 31, 1996          11.29      .61         (.05)          .56         (.62)            -             (.62)
     Period Ended October 31, 1995(c)     10.20      .56         1.07          1.63         (.54)            -             (.54)
       Class R:
     Six Months Ended April 30, 1997      11.21      .33         (.20)          .13         (.37)            -             (.37)
     Period Ended October 31, 1996(f)     11.27      .47         (.08)          .39         (.45)            -             (.45)


   See accompanying notes.

                                                                                 Ratios/Supplemental Data

                                                                                                      Ratio of Net
                                         Net Asset                                     Ratio of        Investment
                                         Value at                  Net Assets at     Expenses to        Income to       Portfolio
                                           End         Total      End of Period        Average           Average        Turnover
                                        of Period    Return(a)    (in thousands)      Net Assets        Net Assets        Rate
   PRINCOR BOND FUND, INC.

       Class A:
     Six Months Ended April 30, 1997      $10.87     1.24%(d)        $113,116         .95%(b)(e)         6.87%(e)       12.0%(e)
     Year Ended October 31,
       1996                                11.17     4.74%            113,437         .95%(b)            6.85%           3.4%
       1995                                11.42    19.73%            106,962         .94%(b)            7.26%           5.1%
       1994                                10.27    (6.01)%            88,801         .95%(b)            7.27%           8.9%
       1993                                11.75    15.22%             85,015         .92%(b)            7.19%           9.3%
       1992                                10.97    11.45%             62,534         .88%(b)            7.95%           8.4%
       Class B:
     Six Months Ended April 30, 1997       10.86      .86%(d)          10,033        1.70%(b)(e)         6.13%(e)       12.0%(e)
     Year Ended October 31, 1996           11.15     3.91%              7,976        1.69%(b)            6.14%           3.4%
     Period Ended October 31, 1995(c)      11.41    17.98%(d)           2,708        1.59%(b)(e)         6.30%(e)        5.1%(e)
       Class R:
     Six Months Ended April 30, 1997       10.86      .97%(d)           3,238        1.43%(b)(e)         6.44%(e)       12.0%(e)
     Period Ended October 31, 1996(f)      11.16     3.75%(d)             525        1.28%(b)(e)         6.51%(e)        3.4%(e)

   PRINCOR GOVERNMENT
   SECURITIES INCOME FUND, INC.

       Class A:
     Six Months Ended April 30, 1997       11.03     1.59%(d)         248,448         .86%(e)            6.24%(e)       13.0%(e)
     Year Ended October 31,
       1996                                11.26     6.06%            259,029         .81%               6.31%          25.9%
       1995                                11.31    17.46%            261,128         .87%               6.57%          10.1%
       1994                                10.28    (6.26)%           249,438         .95%               6.35%          24.8%
       1993                                11.79    11.80%            236,718         .93%               6.38%          52.6%
       1992                                11.44     8.49%            161,565         .95%               7.04%          54.3%
       Class B:
     Six Months Ended April 30, 1997       11.01     1.29%(d)          13,554        1.56%(e)            5.55%(e)       13.0%(e)
     Year Ended October 31, 1996           11.23     5.17%             11,586        1.60%               5.53%          25.9%
     Period Ended October 31, 1995(c)      11.29    16.07%(d)           4,699        1.53%(e)            5.68%(e)       10.1%(e)
       Class R:
     Six Months Ended April 30, 1997       10.97     1.22%(d)           2,514        1.74%(e)            5.43%(e)       13.0%(e)
     Period Ended October 31, 1996(f)      11.21     3.76%(d)             481        1.18%(e)            5.84%(e)       25.9%(e)

   See accompanying notes.

FINANCIAL HIGHLIGHTS
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each period:

                                                     Income from Investment Operations                Less Distributions

                                                             Net Realized
                                                                 and
                                        Net Asset      Net    Unrealized       Total      Dividends
                                        Value at     Invest-     Gain          from       from Net     Distributions
                                        Beginning     ment     (Loss) on     Investment  Investment        from            Total
                                        of Period    Income   Investments   Operations     Income      Capital Gains   Distributions
   PRINCOR HIGH YIELD FUND, INC.

       Class A:
     Six Months Ended April 30, 1997    $ 8.27      $.34        $ .05         $ .39       $(.39)           $ -            $(.39)
     Year Ended October 31,
       1996                               8.06       .68          .23           .91        (.70)             -             (.70)
       1995                               7.83       .68          .20           .88        (.65)             -             (.65)
       1994                               8.36       .63         (.51)          .12        (.65)             -             (.65)
       1993                               8.15       .71          .21           .92        (.71)             -             (.71)
       1992                               7.86       .79          .29          1.08        (.79)             -             (.79)
       Class B:
     Six Months Ended April 30, 1997      8.22       .32          .04           .36        (.35)             -             (.35)
     Year Ended October 31, 1996          8.05       .60          .20           .80        (.63)             -             (.63)
     Period Ended October 31, 1995(c)     7.64       .53          .38           .91        (.50)             -             (.50)
       Class R:
     Six Months Ended April 30, 1997      8.20       .32          .04           .36        (.37)             -             (.37)
     Period Ended October 31, 1996(f)     8.21       .46         (.03)          .43        (.44)             -             (.44)

   PRINCOR LIMITED TERM
   BOND FUND, INC.

       Class A:
     Six Months Ended April 30, 1997      9.89      .30(b)       (.11)          .19        (.35)             -             (.35)
     Period Ended October 31, 1996(g)     9.90      .38(b)       (.04)          .34        (.35)             -             (.35)
       Class B:
     Six Months Ended April 30, 1997      9.89      .29(b)       (.12)          .17        (.32)             -             (.32)
     Period Ended October 31, 1996(g)     9.90      .36(b)       (.05)          .31        (.32)             -             (.32)
       Class R:
     Six Months Ended April 30, 1997      9.88      .27(b)       (.10)          .17        (.33)             -             (.33)
     Period Ended October 31, 1996(f)     9.90      .36(b)       (.06)          .30        (.32)             -             (.32)

   PRINCOR TAX-EXEMPT BOND
   FUND, INC.

       Class A:
     Six Months Ended April 30, 1997     12.04      .31          -              .31        (.37)             -             (.37)
     Year Ended October 31,
       1996                              11.98      .64          .07            .71        (.65)             -             (.65)
       1995                              10.93      .65         1.05           1.70        (.65)             -             (.65)
       1994                              12.62      .64        (1.54)          (.90)       (.63)           (.16)           (.79)
       1993                              11.62      .66         1.11           1.77        (.66)           (.11)           (.77)
       1992                              11.47      .68          .19            .87        (.69)           (.03)           (.72)
       Class B:
     Six Months Ended April 30, 1997     12.02      .27          -              .27        (.31)             -             (.31)
     Year Ended October 31, 1996         11.96      .55          .06            .61        (.55)             -             (.55)
     Period Ended October 31, 1995(c)    10.56      .50         1.38           1.88        (.48)             -             (.48)

See accompanying notes.

                                                                               Ratios/Supplemental Data

                                                                                                       Ratio of Net
                                        Net Asset                                       Ratio of        Investment
                                         Value at                  Net Assets at       Expenses to       Income to       Portfolio
                                           End          Total       End of Period        Average          Average        Turnover
                                        of Period     Return(a)     (in thousands)     Net Assets        Net Assets        Rate
   PRINCOR HIGH YIELD FUND, INC.

       Class A:
     Six Months Ended April 30, 1997     $ 8.27       4.81%(d)          $32,600         1.20%(e)          8.24%(e)        47.1%(e)
     Year Ended October 31,
       1996                                8.27      11.88%              28,432         1.26%             8.49%           18.8%
       1995                                8.06      11.73%              23,396         1.45%             8.71%           40.3%
       1994                                7.83       1.45%              19,802         1.46%             7.82%           27.2%
       1993                                8.36      11.66%              19,154         1.35%             8.57%           23.4%
       1992                                8.15      14.35%              16,359         1.41%             9.69%           28.2%
       Class B:
     Six Months Ended April 30, 1997       8.23       4.41%(d)            3,823         2.12%(e)          7.31%(e)        47.1%(e)
     Year Ended October 31, 1996           8.22      10.46%               2,113         2.38%             7.39%           18.8%
     Period Ended October 31, 1995(c)      8.05      12.20%(d)              633         2.10%(e)          7.78%(e)        40.3%(e)
       Class R:
     Six Months Ended April 30, 1997       8.19       4.45%                 948         2.48%(e)          6.97%(e)        47.1%(e)
     Period Ended October 31, 1996(f)      8.20       5.60%(d)              124         1.59%(e)          7.84%(e)        18.8%(e)

   PRINCOR LIMITED TERM
   BOND FUND, INC.

       Class A:
     Six Months Ended April 30, 1997       9.73       1.96%(d)           18,373          .90%(b)(e)       6.27%(e)        27.1%(e)
     Period Ended October 31, 1996(g)       9.89      3.62%(d)           17,249          .89%(b)(e)       6.01%(e)        16.5%(e)
       Class B:
     Six Months Ended April 30, 1997        9.74      1.75%(d)              222         1.21%(b)(e)       5.96%(e)        27.1%(e)
     Period Ended October 31, 1996(g)       9.89      3.32%(d)              112         1.15%(b)(e)       5.75%(e)        16.5%(e)
       Class R:
     Six Months Ended April 30, 1997        9.72      1.70%(d)              543         1.45%(b)(e)       5.72%(e)        27.1%(e)
     Period Ended October 31, 1996(f)       9.88      3.24%(d)               83         1.40%(b)(e)       5.64%(e)        16.5%(e)

   PRINCOR TAX-EXEMPT BOND
   FUND, INC.

       Class A:
     Six Months Ended April 30, 1997       11.98      2.60%(d)          187,585          .84%(e)          5.21%(e)        10.3%(e)
     Year Ended October 31,
       1996                                12.04      6.08%             187,180          .78%             5.34%            9.8%
       1995                                11.98     16.03%             179,715          .83%             5.67%           17.6%
       1994                                10.93     (7.41)%            171,425          .91%             5.49%           20.6%
       1993                                12.62     15.70%             177,480          .89%             5.45%           20.3%
       1992                                11.62      7.76%             106,661          .99%             5.96%           22.9%
       Class B:
     Six Months Ended April 30, 1997       11.98      2.26%(d)            6,642         1.58%(e)          4.48%(e)        10.3%(e)
     Year Ended October 31, 1996           12.02      5.23%               5,794         1.52%             4.59%            9.8%
     Period Ended October 31, 1995(c)      11.96     17.97%(d)            3,486          1.51%(e)         4.78%(e)        17.6%(e)

See accompanying notes.

Notes to Financial Highlights
(unaudited)

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                               Year,      Per Share   Ratio of Expenses
                               Except   Net Investment  to Average Net   Amount
               Fund           as Noted     Income          Assets        Waived
     Princor Bond Fund, Inc.
         Class A              1997*        $.37            .97%(e)     $ 16,146
                              1996          .76            .97%          22,536
                              1995          .77           1.02%          86,018
                              1994          .77           1.09%         120,999
                              1993          .79           1.07%         111,162
                              1992          .82           1.11%         110,868

         Class B              1997*         .33           1.75%(e)        2,226
                              1996          .67           1.79%           5,874
                              1995(c)       .62           1.62%(e)          300

         Class R              1997*         .36           1.74%(e)        2,550
                              1996(f)       .51           1.28%(e)            3

     Princor Limited Term
       Bond Fund, Inc.
         Class A              1997*         .29           1.21%(e)       27,474
                              1996(g)       .37           1.16%(e)       22,716

         Class B              1997*         .17           4.36%(e)        2,592
                              1996(g)       .34           1.94%(e)          259

         Class R              1997*         .23           2.75%           2,098
                              1996(f)       .35           1.79%(e)           60

     *Six Months Ended April 30, 1997.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management
    Corporation. Additionally, the Income Funds Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:


    Princor Bond Fund, Inc.                   $.01                 $ --
    Princor Government Securities
        Income Fund, Inc.                      .01                 (.02)

    Princor High Yield Fund, Inc.              .01                 (.03)
    Princor Tax-Exempt Bond Fund, Inc.         --                  (.05)

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds Class R shares recognized no net investment income for the period from the initial purchase by Princor Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial public offering of Class R shares:

                                                             Per Share
                             Fund                         Unrealized (Loss)

              Princor Bond Fund, Inc.                         $(.03)
              Princor Government Securities
                Income Fund, Inc.                              (.03)
              Princor Limited Term Bond Fund, Inc.             (.02)

(g) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

April 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                              Princor Cash   Princor Tax-Exempt
                                               Management      Cash Management
MONEY MARKET FUNDS                             Fund, Inc.        Fund, Inc.






Assets
Investment in securities -- at value
   (approximates cost) (Note 1)...........      $753,052,318         $91,217,347
Cash......................................            33,311             164,935
Receivables:
   Dividends and interest ................         2,607,430             751,191
   Capital Stock sold.....................         4,053,708              26,526
Other assets..............................            29,445               4,482

                             Total Assets        759,776,212          92,164,481

Liabilities
Accrued expenses..........................           542,499              78,848
Capital Stock reacquired..................           456,943             --

                        Total Liabilities            999,442              78,848


Net Assets Applicable to
Outstanding Shares   .....................      $758,776,770         $92,085,633



Net Assets Consist of:
Capital Stock.............................      $  7,587,768         $   920,856
Additional paid-in capital................       751,189,002          91,164,777

                         Total Net Assets       $758,776,770         $92,085,633



Capital Stock (par value: $.01 a share)
Shares authorized.........................     2,000,000,000       1,000,000,000

Net Asset Value Per Share:
Class A: Net Assets.......................      $754,100,911         $92,058,285
         Shares issued and outstanding....       754,100,911          92,058,285
         Net asset value per share........            $1.000              $1.000



Class B: Net Assets.......................        $1,607,433             $27,348
         Shares issued and outstanding....         1,607,433              27,348
         Net asset value per share(a).....            $1.000              $1.000


Class R: Net Assets.......................        $3,068,426                N/A
         Shares issued and outstanding....         3,068,426                N/A
         Net asset value per share........            $1.000                N/A

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

Six Months Ended April 30, 1997

STATEMENTS OF OPERATIONS
(unaudited)

                                              Princor Cash    Princor Tax-Exempt
                                               Management       Cash Management
MONEY MARKET FUNDS                             Fund, Inc.         Fund, Inc.

    Net Investment Income

    Interest Income.........................    $21,031,146         $1,800,397

    Expenses:
       Management and investment
          advisory fees (Note 3)............      1,387,017            254,202
       Distribution and shareholder
          servicing fees (Note 3)...........          5,803                 93
       Transfer and administrative
          services (Note 3).................        911,765             91,945
       Registration fees....................         94,027             29,428
       Custodian fees.......................          9,475              4,609
       Auditing and legal fees..............          4,140              3,714
       Directors' fees......................          3,634              3,634
       Other................................         27,005              4,489

                        Total Gross Expenses      2,442,866            392,114
       Less:  Management and investment
          advisory fees waived..............          3,507             26,029

                          Total Net Expenses      2,439,359            366,085


                     Net Investment Income      $18,591,787         $1,434,312

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                          Princor Cash
                                                           Management
MONEY MARKET FUNDS                                         Fund, Inc.

                                                Six Months           Year
                                                   Ended             Ended
                                                 April 30,        October 31,
                                                   1997              1996

Operations
Net investment income ..................   $    18,591,787   $    33,617,063

Dividends to Shareholders from net
  investment income:
   Class A..............................       (18,534,901)      (33,599,980)
   Class B..............................           (12,614)          (10,263)
   Class R ....................                    (44,272)           (6,820)(a)

                         Total Dividends       (18,591,787)      (33,617,063)

Capital Share Transactions (Note 4)
Shares sold:
   Class A..............................     1,635,365,436     3,094,164,602
   Class B..............................         1,628,921           913,414
   Class R .....................                 2,673,245         1,820,278(a)

Shares issued in reinvestment of dividends:
   Class A..............................        18,407,457        33,369,259
   Class B..............................            12,249             9,815
   Class R ....................                     42,480             6,800(a)

Shares redeemed:
   Class A..............................    (1,594,633,995)   (3,056,436,126)
   Class B..............................          (553,463)         (611,240)
   Class R .............................        (1,286,641)         (187,736)(a)

    Net Increase (Decrease) in Net Assets
        from Capital Share Transactions         61,655,689        73,049,066

               Total Increase (Decrease)        61,655,689        73,049,066

Net Assets
Beginning of year.......................       697,121,081       624,072,015

End of year ............................   $   758,776,770   $   697,121,081

(a) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                    Princor Tax-Exempt
                                                      Cash Management
MONEY MARKET FUNDS                                      Fund, Inc.

                                                 Six Months           Year
                                                   Ended              Ended
                                                  April 30,        October 31,
                                                    1997              1996

Operations
Net investment income ..................       $   1,434,312    $   3,083,273

Dividends to Shareholders from net
  investment income:
   Class A..............................          (1,434,034)      (3,082,691)
   Class B..............................                (278)            (582)
   Class R ....................                     N/A              N/A

                         Total Dividends          (1,434,312)      (3,083,273)

Capital Share Transactions (Note 4)
Shares sold:
   Class A..............................         178,170,563      396,446,652
   Class B..............................            --                 41,568
   Class R .....................                    N/A              N/A

Shares issued in reinvestment of dividends:
   Class A..............................           1,411,778        3,032,398
   Class B..............................                 278              564
   Class R ....................                     N/A              N/A

Shares redeemed:
   Class A..............................        (186,005,828)    (400,884,456)
   Class B..............................             --               (41,568)
   Class R .............................             N/A             N/A

    Net Increase (Decrease) in Net Assets
        from Capital Share Transactions           (6,423,209)      (1,404,842)

               Total Increase (Decrease)          (6,423,209)      (1,404,842)

Net Assets
Beginning of year.......................          98,508,842       99,913,684

End of year ............................       $  92,085,633    $  98,508,842

(a) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

   Princor Cash Management Fund, Inc.
   Princor Tax-Exempt Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc. (the "Money Market Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Shares of the Money Market Funds are sold to the public at net asset value; no sales charge applies to purchases of the money market funds. Class B shares are sold without an initial sales charge, but bear a higher ongoing distribution fee and are subject to a declining contingent deferred sales charge ("CDSC") of up to 4.00% on certain redemptions redeemed within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years.

On February 27, 1996, the initial purchase of Class R shares of Princor Cash Management Fund, Inc. was made by Princor Management Corporation (see Note 3). Effective February 29, 1996, Princor Cash Management Fund, Inc. began offering Class R shares to eligible purchasers. Class R shares are sold without an initial sales charge or a CDSC. Class R shares bear a higher ongoing distribution fee than Class A shares. Class R shares automatically convert to Class A shares, based on relative net asset value (without a sales charge) after four years.

All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the funds' respective Boards of Directors. The Board of Directors of each fund declare separate dividends on each class of shares.

The Money Market Funds allocate all income, expenses (other than class-specific expenses), and realized gains or losses daily to each class of shares based upon the relative proportion of the number of traded shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the six months ended April 30, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                      Distribution and
                                                 Shareholder Servicing Fees
                    Fund                          Class A   Class B  Class R
   Princor Cash Management Fund, Inc.               N/A     $1,175  $4,628
   Princor Tax-Exempt Cash Management Fund, Inc.    N/A         93     N/A


                                                         Transfer and
                                                    Administrative Services
                    Fund                           Class A  Class B  Class R
   Princor Cash Management Fund, Inc.             $378,985    $181    $233
   Princor Tax-Exempt Cash Management Fund, Inc.    25,419       8     N/A



                                                       Registration Fees
                    Fund                          Class A  Class B  Class R
   Princor Cash Management Fund, Inc.             $15,659   $3,437  $5,017
   Princor Tax-Exempt Cash Management Fund, Inc.   16,045    3,256     N/A

The Money Market Funds value their securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Money Market Funds record investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

The Money Market Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the fund's cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

The Money Market Funds declare all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day.

Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. There were no reclassifications made for the year ended October 31, 1996.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The  Money  Market  Funds'  investments  are with  various  issuers  in  various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentration of credit risk by issuer and industry.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Money Market Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Money market Funds is as follows:

                                                                              Net Asset Value of Funds
                                                                                    (in millions)
                                                     First             Next             Next              Next              Over
                       Fund                        $100,000          $100,000         $100,000          $100,000          $400,000
   Princor Cash Management Fund, Inc.                0.50%             0.45%            0.40%             0.35%             0.30%
   Princor Tax-Exempt Cash Management Fund, Inc.     0.50%             0.45%            0.40%             0.35%             0.30%

The  Money   Market   Funds  also   reimburse   the  Manager  for  transfer  and
administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for the Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits are as follows:

                                                                        Amount
                                                                        Waived
                                                      Six Months Ended           Year Ended                 Expense
                                                       April 30, 1997          October 31, 1996              Limit
   Princor Cash Management Fund, Inc.
     Class A                                              $   --                  $  7,102                   0.75%
     Class B                                                1,801                    6,140                   1.50%
     Class R                                                1,706                     --                     1.25%(a)
   Princor Tax-Exempt Cash Management Fund, Inc.
     Class A                                              $21,317                  $69,107                   0.75%
     Class B                                                3,249                    7,160                   1.50%

(a) For the period March 1, 1996 through March 2, 1997 the expense limit was 1.50%.

The manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of the Funds through February 28, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates, which for Class A shares begin at .75% and for Class B shares at 4.00% of the lessor of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the six months ended April 30, 1997, was $1,152 and $1,009 for the Princor Cash Management Fund, Inc., for Class A and B shares, respectively. There were no charges retained by Princor Financial Services Corporation for the Princor Tax-Exempt Cash Management Fund, Inc.

No brokerage commissions were paid by the Money Market Funds to affiliated broker dealers during the period.

Each of the Money Market Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Effective February 1996, Princor Cash Management Fund, Inc., adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of the fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Money Market Funds. There are no distribution or shareholder servicing fees with respect to Class A shares.

At April 30, 1997, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company, benefit plans sponsored on behalf of Principal Mutual Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Mutual Life Insurance Company is a participant) owned shares of the Money Market Funds as follows:

                                                  Class A     Class B    Class R

Princor Cash Management Fund, Inc.              10,450,230    28,604     26,278
Princor Tax-Exempt Cash Management  Fund, Inc.   1,000,055    27,329       N/A

Note 4 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                              Princor Cash
                                                          Management Fund, Inc.
Six Months Ended April 30, 1997:
Shares sold:
  Class A   .........................................         1,635,365,436
  Class B   .........................................             1,628,921
  Class R  ..........................................             2,673,245
Shares issued in reinvestment of dividends:
  Class A ...........................................            18,407,457
  Class B ...........................................                12,249
  Class R  ..........................................                42,480
Shares redeemed:
  Class A   .........................................        (1,594,633,995)
  Class B   .........................................              (553,463)
  Class R  ..........................................            (1,286,641)

                              Net Increase (Decrease)            61,655,689

Year Ended October 31, 1996:
Shares sold:
  Class A   .........................................         3,094,164,602
  Class B    ........................................               913,414
  Class R*  .........................................             1,820,278
Shares issued in reinvestment of dividends:
  Class A ...........................................            33,369,259
  Class B ...........................................                 9,815
  Class R*   ........................................                 6,800
Shares redeemed:
  Class A   .........................................        (3,056,436,126)
  Class B   .........................................              (611,240)
  Class R*   ........................................              (187,736)

                              Net Increase (Decrease)            73,049,066


                                                             Princor Tax-Exempt
                                                               Cash Management
                                                                 Fund, Inc.
Six Months Ended April 30, 1997:
Shares sold:
  Class A   .........................................             178,170,562
  Class B   .........................................                --
  Class R  ..........................................                 N/A
Shares issued in reinvestment of dividends:
  Class A ...........................................               1,411,778
  Class B ...........................................                     279
  Class R  ..........................................                 N/A
Shares redeemed:
  Class A   .........................................            (186,005,828)
  Class B   .........................................                 --
  Class R  ..........................................                 N/A

                              Net Increase (Decrease)              (6,423,209)

Year Ended October 31, 1996:
Shares sold:
  Class A   .........................................             396,446,652
  Class B    ........................................                  41,568
  Class R*  .........................................                 N/A
Shares issued in reinvestment of dividends:
  Class A ...........................................               3,032,398
  Class B ...........................................                     564
  Class R*   ........................................                 N/A
Shares redeemed:
  Class A   .........................................            (400,884,456)
  Class B   .........................................                ( 41,568)
  Class R*   ........................................                 N/A

                              Net Increase (Decrease)              (1,404,842)

     * Period from February 27, 1996 (date operations commenced) through October 31, 1996.

Note 5 -- Line of Credit

The Money Market Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% of the line of credit. At April 30, 1997, the Money Market Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS

MONEY MARKET FUNDS

PRINCOR CASH MANAGEMENT FUND, INC.
                                                        Principal
                                                          Amount         Value
Commercial Paper (79.24%)

Asset Backed Securities (7.67%)
   Corporate Receivables Corp.;
     5.33%; 5/5/97                                    $ 7,000,000  $  6,995,854
     5.33%; 5/6/97                                      7,350,000     7,344,559
     5.42%; 5/7/97                                      5,000,000     4,995,483
   CXC Inc.;
     5.34%; 5/2/97                                      7,500,000     7,498,888
   Retailer Funding Corp.;
     5.38%; 5/8/97                                      5,665,000     5,659,074
     5.54%; 5/22/97                                     8,242,000     8,215,365
   Sheffield Receivables Corp.;
     5.67%; 5/1/97                                      5,000,000     5,000,000
     5.52%; 5/22/97                                     6,500,000     6,479,070
     5.52%; 5/27/97                                     6,000,000     5,976,080

                                                                     58,164,373

Business Credit Institutions (6.31%)
   American Express Credit Corp.;
     5.49%; 5/2/97                                      5,000,000     4,999,238
     5.49%; 5/5/97                                      3,100,000     3,098,109
     5.47%; 5/6/97                                      8,000,000     7,993,922
   CIT Group Holdings, Inc.;
     5.28%; 6/2/97                                      5,500,000     5,474,187
   General Electric Capital Corp.;
     5.29%; 6/3/97                                      5,000,000     4,975,754
     5.85%; 1/23/98                                     5,000,000     4,783,062
   Golden Gate Management, Inc.;
     LOC Sumitomo Bank;
     5.60%; 5/12/97                                     9,000,000     8,984,600
     5.63%; 5/14/97                                     4,240,000     4,231,380
     5.63%; 5/21/97                                     3,374,000     3,363,447

                                                                     47,903,699
Computer & Office Equipment (0.26%)
   Xerox Credit Corp.;
     5.42%; 5/8/97                                      2,000,000     1,997,892

Cutlery, Handtools & Hardware (0.99%)
   Stanley Works; 5.33%; 5/12/97                        7,500,000     7,487,785

Department Stores (3.79%)
   Sears Roebuck Acceptance Corp.;
     5.40%; 5/1/97                                      2,775,000     2,775,000
     5.56%; 5/5/97                                      8,000,000     7,995,058
     5.48%; 5/8/97                                      6,800,000     6,792,754
     5.56%; 5/9/97                                      6,175,000     6,167,370
     5.39%; 5/13/97                                     5,000,000     4,991,017

                                                                     28,721,199
Electric Services (6.23%)
   AES Shady Point, Inc.; LOC Bank of
     Tokyo-Mitsubishi, Ltd.;
     5.60%; 5/28/97                                     7,500,000     7,468,500
   CommEd Fuel Co., Inc.; LOC Canadian
     Imperial Bank of Commerce;
     5.52%; 5/29/97                                     3,385,000     3,370,467
   CommEd Fuel Co., Inc. ;
     LOC Credit Suisse;
     5.54%; 5/21/97                                   $ 2,000,000  $  1,993,844
   FPL Fuels, Inc.; LOC Barclays Bank PLC;
     5.34%; 5/8/97                                      4,000,000     3,995,847
     5.55%; 5/15/97                                     5,000,000     4,989,208
   FPL Fuels, Inc; LOC Sumitomo Bank;
     5.48%; 5/8/97                                      4,000,000     3,995,738
     5.60%; 5/22/97                                     1,000,000       996,733
     5.60%; 6/5/97                                      9,500,000     9,448,278
   Wisconsin Power & Light Co.;
     5.50%; 5/6/97                                      4,500,000     4,496,562
     5.49%; 5/19/97                                     6,500,000     6,482,158

                                                                     47,237,335
Finance Services (3.84%)
   Mitsubishi  International  Corp.;
     5.65%; 5/5/97                                      9,500,000     9,494,036
     5.51%; 5/14/97                                       900,000       898,209
     5.55%; 5/14/97                                     5,650,000     5,638,676
     5.55%; 5/23/97                                     2,825,000     2,815,419
   PHH Corp.;
     5.51%; 5/13/97                                       650,000       648,806
     5.52%; 5/27/97                                     3,000,000     2,988,040
     5.52%; 5/28/97                                     6,675,000     6,647,366

                                                                     29,130,552
Gas Production & Distribution (0.96%)
   Washington Gas Light Co.;
     5.52%; 5/2/97                                      1,300,000     1,299,801
     5.65%; 5/2/97                                      6,000,000     5,999,058

                                                                      7,298,859
Investment Offices (1.05%)
   Morgan Stanley Group, Inc.;
     5.36%; 5/14/97                                     8,000,000     7,984,516

Measuring & Controlling
Devices (0.46%)
   Johnson Controls, Inc.;
     5.50%; 5/8/97                                      3,500,000     3,496,257

Miscellaneous Electrical Equipment &
Supplies (1.35%)
   General Electric Co.; 5.65%; 5/1/97                 10,225,000    10,225,000

Miscellaneous Food & Kindred
Products (1.31%)
   Cargill, Inc.; 5.55%; 5/16/97                       10,000,000     9,976,875

Miscellaneous Investing (1.12%)
   Delaware Funding Corp.;
     5.52%; 5/15/97                                     3,531,000     3,523,420
     5.60%; 5/19/97                                     2,000,000     1,994,400
     5.35%; 5/27/97                                     3,000,000     2,988,408

                                                                      8,506,228
Miscellaneous Manufacturers (2.62%)
   Dover Corp.;
     5.54%; 5/12/97                                    11,000,000    10,981,380
     5.52%; 5/13/97                                     7,000,000     6,987,120
     5.53%; 5/21/97                                     1,950,000     1,944,009

                                                                     19,912,509
Mortgage Bankers & Brokers (2.99%)
   Countrywide Home Loan, Inc.;
      5.55%; 5/21/97                                  $10,000,000  $  9,969,167
      5.56%; 5/29/97                                   12,800,000    12,744,647

                                                                     22,713,814
Motor Vehicles & Equipment (4.92%)
   Echlin Inc.;
     5.38%; 5/2/97                                      2,500,000     2,499,626
     5.59%; 5/12/97                                     2,750,000     2,745,303
     5.58%; 5/15/97                                     1,665,000     1,661,387
     5.40%; 5/20/97                                     1,400,000     1,396,010
     5.55%; 5/20/97                                     4,650,000     4,636,380
     5.31%; 5/21/97                                     4,500,000     4,486,725
     5.31%; 6/4/97                                      5,000,000     4,974,925
     5.40%; 6/10/97                                     4,000,000     3,976,000
     5.45%; 6/12/97                                     5,500,000     5,465,029
     5.48%; 6/18/97                                     5,550,000     5,509,448

                                                                     37,350,833
Ordanance & Accessories, NEC (0.66%)
   Harsco Corp.; 5.65%; 5/28/97                         5,000,000     4,978,813

Personal Credit Institutions (9.77%)
   Comoloco, Inc.;
     5.40%; 5/9/97                                      6,000,000     5,992,800
     5.50%; 5/23/97                                     2,500,000     2,491,597
     5.30%; 6/6/97                                      3,100,000     3,083,570
     5.38%; 7/24/97                                     7,500,000     7,405,850
     5.43%; 11/24/97                                    5,300,000     5,134,521
     5.47%; 12/5/97                                     2,000,000     1,933,752
     5.72%; 12/12/97                                    4,000,000     3,857,000
   Ford Motor Credit Co.;
     5.27%; 11/18/97                                    5,000,000     4,852,879
   General Motors Acceptance Corp.;
     5.77%; 12/3/97                                     5,600,000     5,406,128
   Transamerica Finance Corp.;
     5.57%; 5/6/97                                      3,000,000     2,997,679
     5.57%; 5/13/97                                    10,000,000     9,981,434
     5.54%; 5/15/97                                     6,000,000     5,987,073
     5.57%; 5/15/97                                    10,000,000     9,978,339
     5.52%; 5/28/97                                     5,000,000     4,979,300

                                                                     74,081,922
Railroads (4.18%)
   Norfolk Southern Corp.;
     5.57%; 5/12/97                                     5,000,000     4,991,490
     5.55%; 5/13/97                                     2,860,000     2,854,709
     5.55%; 5/20/97                                     5,000,000     4,985,354
     5.53%; 5/30/97                                     7,330,000     7,297,347
     5.53%; 6/3/97                                      3,375,000     3,357,892
     5.55%; 6/5/97                                      8,250,000     8,205,484

                                                                     31,692,276
Real Estate Operators & Lessors (3.53%)
   Towson Town Center, Inc.;
     LOC Bank of Tokyo-Mitsubishi, Ltd.;
     5.63%; 5/7/97                                     15,500,000    15,485,460
     5.63%; 5/8/97                                      7,556,000     7,547,736
     5.60%; 5/20/97                                     3,800,000     3,788,769

                                                                     26,821,965
Security Brokers & Dealers (11.40%)
   Bear Stearns Cos., Inc.;
     5.58%; 5/6/97                                     10,000,000     9,992,250
     5.47%; 5/9/97                                     10,000,000     9,987,844
     5.58%; 5/9/97                                      9,000,000     8,988,840
   Goldman Sachs Group L.P.;
     5.57%; 5/7/97                                      7,000,000     6,993,502
     5.58%; 5/7/97                                      6,625,000     6,618,839
     5.52%; 5/14/97                                    10,000,000     9,980,067
     5.52%; 5/16/97                                    10,000,000     9,977,000
     5.88%; 1/20/98                                     4,000,000     3,827,667
   Merrill Lynch & Co, Inc.;
     5.52%; 5/1/97                                      7,500,000     7,500,000
     5.55%; 5/13/97                                     4,250,000     4,242,137
     5.55%; 5/14/97                                     2,000,000     1,995,992
     5.50%; 5/16/97                                     2,250,000     2,244,844
     5.57%; 5/19/97                                     1,700,000     1,695,265
     5.29%; 11/18/97                                    2,500,000     2,426,160

                                                                     86,470,407
Subdividers & Developers (1.01%)
   Hartz 667 Commercial Paper Corp.;
     LOC Bank of Tokyo-Mitsubishi, Ltd.;
     5.68%; 5/2/97                                      7,675,000     7,673,789

Tires & Inner Tubes  (2.82%)
   Bridgestone/Firestone, Inc.;
     LOC DAI-ICHI Kangyo Bank Ltd.;
     5.63%; 5/22/97                                     4,000,000     3,986,863
     5.60%; 5/23/97                                     7,500,000     7,474,333
   Bridgestone/Firestone, Inc.;
     LOC Sumitomo Bank, Ltd.;
     5.60%; 5/23/97                                    10,000,000     9,965,778

                                                                     21,426,974

                                           Total Commercial Paper   601,253,872

Bank Notes (2.70%)

Commercial Banks (2.70%)
   Lasalle National Bank;
     5.99%; 6/25/97                                     1,500,000     1,500,000
     6.04%; 7/24/97                                     4,000,000     4,000,000
     6.20%; 8/21/97                                     5,000,000     5,000,000
     5.85%; 9/18/97                                     5,000,000     5,000,000
     5.74%; 9/22/97                                     5,000,000     5,000,000

                                                 Total Bank Notes    20,500,000

Bonds (15.14%)

Beverages (0.59%)
   Pepsico, Inc. Notes;
     6.13%; 1/15/98                                     4,500,000     4,506,199

Business Credit Institutions (3.47%)
   CIT Group Holdings, Inc.
     Medium-Term Notes;
     6.20%; 4/15/98                                     5,000,000     4,998,654
   CIT Group Holdings, Inc. Notes;
     8.75%; 7/1/97                                      1,360,000     1,366,598
   CIT Group Holdings, Inc. Senior Notes;
     5.85%; 3/16/98                                     7,500,000     7,512,392
   International Lease Finance Corp. Notes;
     5.63%; 3/1/98                                      3,000,000     2,993,269
     5.75%; 3/15/98                                       410,000       409,785
Business Credit Institutions (Con't)
   John Deere Capital Corp.
     Medium-Term Notes, Series C;
     5.95%; 6/30/97                                   $ 9,000,000  $  8,998,323

                                                                     26,279,021
Electric Services (0.54%)
   Duke Power Co. 1st Ref. Mortgage;
     5.63%; 8/12/97                                       600,000       600,071
   Soutern California Edison Co.
     1st Ref. Mortgage;
     6.13%; 7/15/97                                     3,000,000     3,003,097
     5.88%; 2/1/98                                        500,000       500,072

                                                                      4,103,240
Investment Offices (1.10%)
   Morgan Stanley Group, Inc. Notes;
     9.25%; 3/1/98                                      8,140,000     8,351,186

Personal Credit Institutions (8.52%)
   American General Finance Corp.Notes;
     7.70%; 11/15/97                                    8,500,000     8,587,024
   Associates Corp. of North America
     Senior Notes;
     8.63%; 6/15/97                                     4,000,000     4,013,209
     6.75%; 7/15/97                                     6,805,000     6,817,959
     5.88%; 8/15/97                                     3,800,000     3,800,593
     7.75%; 11/1/97                                     2,400,000     2,422,656
     8.13%; 1/15/98                                     1,000,000     1,015,738
     8.38%; 1/15/98                                     6,000,000     6,103,991
   Avco Financial Services, Inc.
     Senior Notes; 5.88%; 10/15/97                      4,680,000     4,682,687
   Beneficial Corp. Debentures;
     9.13%; 2/15/98                                     1,595,000     1,630,441
   General Motors Acceptance Corp.
     Medium-Term Notes;
     5.63%; 10/30/97                                    5,000,000     4,996,734
     7.50%; 11/4/97                                    10,700,000    10,789,158
     7.85%; 11/17/97                                    1,250,000     1,264,162
   Household Finance Corp. Notes;
     6.25%; 10/15/97                                    4,500,000     4,509,978
   Norwest Financial, Inc. Medium-Term
     Senior Notes; 6.50%; 5/15/97                       2,000,000     2,000,558
   Norwest Financial, Inc. Senior Notes;
     6.50%; 11/15/97                                    2,000,000     2,007,757

                                                                     64,642,645
Photographic Equipment &
Supplies (0.92%)
   Xerox Corp. Notes;
     9.63%; 9/1/97                                      6,880,000     6,966,765

                                                      Total Bonds   114,849,056

U.S. Government Treasury Bills & Notes (2.17%)

Treasury Bills (1.18%)
   U.S. Government Treasury Bills;
     5.34%; 5/1/97                                    $ 4,000,000  $  4,000,000
     5.33%; 5/29/97                                     5,000,000     4,979,291

                                                                      8,979,291
Treasury Notes (0.99%)
   U.S. Government Treasury Note;
     5.13%; 2/28/98                                     7,500,000     7,470,099

                     Total U.S. Government Treasury Bills & Notes    16,449,390

                             Total Portfolio Investments (99.25%)   753,052,318

Cash, receivables and other assets, net of
   liabilities (0.75%)                                                5,724,452

                                       Total Net Assets (100.00%)  $758,776,770


PRINCOR TAX-EXEMPT CASH MANAGEMENT
FUND, INC.
                                                        Principal
                                                          Amount         Value
Short-Term Tax-Exempt Bonds (99.06%)

Alaska (5.30%)
   Alaska Industrial Dev. & Export
     Authority, IDB Current Ref. Bonds,
     Series 1988A; LOC Security Pacific
     Bank Washington;
     Lot #2; 4.10%; 5/7/97*; 7/1/97                    $   40,000   $    40,000
     Lot #3; 4.10%; 5/7/97*; 7/1/97                       365,000       365,000
     Lot #5; 4.10%; 5/7/97*; 7/1/98                     1,455,000     1,455,000
     Lot #6; 4.10%; 5/7/97*; 7/1/01                     1,445,000     1,445,000
     Lot #7; 4.10%; 5/7/97*; 7/1/01                       150,000       150,000
     Lot #8; 4.10%; 5/7/97*; 7/1/05                       175,000       175,000
     Lot #9; 4.10%; 5/7/97*; 7/1/05                       235,000       235,000
     Lot #12; 4.10%; 5/7/97*; 7/1/12                    1,020,000     1,020,000

                                                                      4,885,000
Arizona (1.41%)
   Chandler County, Arizona, IDA, F/R
     Monthly IDR, Parsons Municipal
     Services, Series 1983; LOC
     National Westminster;
     3.75%; 5/15/97*; 12/15/09                          1,300,000     1,300,000

California (2.17%)
   County of  Los Angeles, California,
     1996-1997 Tax & Rev. Anticipation
     Notes; 4.50%; 6/30/97                              2,000,000     2,002,057

Colorado (5.21%)
   Adams County, Colorado, IDR Bonds,
     City View Park Project, Series
     1985; LOC Barclays Bank;
      4.05%; 5/7/97*; 12/1/15                          $  300,000   $   300,000
   Arapahoe County, Colorado, F/R
      Monthly IDR, Beckett
     Aviation, Inc., Series 1983;
     LOC Barclays Bank;
     3.66%; 5/15/97*; 5/15/13                             600,000       600,000
   City of Thornton, Colorado, F/R
     Monthly IDR, Service Merchandise
     Co., Inc., Series 1984; LOC CIBC;
     3.65%; 5/15/97*; 12/15/99                            100,000       100,000
   South Denver Metropolis District,
     City & County of Denver, Colorado,
     General Obligation Bonds, Series 1985;
     LOC Barclays Bank;
     3.50%; 5/31/97**; 12/1/05                          3,800,000     3,800,000

                                                                      4,800,000
Florida (1.74%)
   Florida Housing Finance Agency,
     F/R Monthly MF Rev's., Water
     Apt. Project,  Series 1984A;
     LOC Wells Fargo;
     3.75%; 5/1/97*; 4/1/07                             1,600,000     1,600,000

Georgia (1.96%)
   Burke County, Georgia, Dev. Authority,
     Adj. Tender Pollution Control Rev.
     Bonds, Ogelthorpe Power Corp.,
     Vogtle Project, Series 1992A;
     LOC Credit Suisse;
     3.35%; 5/9/97**; 1/1/25                              300,000       300,000
     3.40%; 5/14/97**; 1/1/25                             500,000       500,000
     3.45%; 5/22/97**; 1/1/25                             500,000       500,000
   Burke County, Georgia, Dev. Authority
     Pollution Control Note, Oglethorpe
     Vogtle Project, Series 1997A;
     LOC AMBAC Insurance Policy;
     3.60%; 12/1/97                                       500,000       500,000

                                                                      1,800,000
Idaho (2.17%)
   State of Idaho Tax Anticipation
     Notes, Series 1996;
     4.50%; 6/30/97;                                    2,000,000     2,001,898

Illinois (8.91%)
   Chicago, Illinois, Cook County CSX
     Beckett Aviation, Inc., F/R Monthly
     Airport Rev. Bonds; LOC Barclays
      Bank; 3.66%; 5/15/97*; 12/15/14                   1,000,000     1,000,000
   City of Burbank, Illinois, F/R Monthly
     IDR, Service Merchandise Co., Inc.,
     Series 1984; LOC CIBC;
     3.65%; 5/15/97*; 9/15/24                           2,100,000     2,100,000
   City of Galesburg, Illinois, Knox College
     Project, Series 1996; LOC LaSalle
     National Bank;
     4.60%; 5/8/97*; 3/1/31                             3,700,000     3,700,000
   City of  Naperville, Illinois, Economic
     Dev. Rev. Bonds, Service Merchandise
      Co., Inc.; LOC CIBC;
     3.65%; 5/15/97*; 11/30/24                          1,400,000     1,400,000

                                                                      8,200,000
Indiana (8.75%)
   Metro School District of Washington
     Township, Marion County, 1997
     First Series; 4.00%; 6/30/97                       3,050,000     3,052,216
   Tippecanoe School Corp., Temporary
     Loan Warrants of 1997;
     3.78%; 12/30/97                                    5,000,000     5,000,943

                                                                      8,053,159
Iowa (5.00%)
   City of Storm Lake, Iowa, Private College
     Rev. Bonds, Buena Vista College,
     Series 1993; LOC Norwest Bank
     Minnesota, N. A.;
     4.70%; 5/8/97*; 12/1/03                              400,000       400,000
   Iowa Higher Education Loan Authority
     Fac., Rev. Bonds, Series 1995;
     LOC Norwest Bank Minnesota, N.A.;
      4.70%; 5/8/97*; 2/1/05                            1,200,000     1,200,000
   Woodbury County, Iowa, Education Fac.
     Rev. Bonds (Siouxland), Series 1996;
     LOC Firstar Bank Milwaukee, N.A.;
     4.80%; 5/8/97*; 11/1/16                            3,000,000     3,000,000

                                                                      4,600,000
Louisiana (10.93%)
   Jefferson Parish, Louisiana, Hospital Rev.
     Bonds, Jefferson Parish Hospital
     Service, District #2, Customized
     Purchase Program, Series 1985;
     Insured by FGIC;
     4.00%; 5/7/97*; 12/1/15                            3,300,000     3,300,000
   Jefferson Parish, Louisiana, IDB Rev. Ref.
     Bonds, George J. Achel, Sr. Project,
     Series 1986; LOC Barclays Bank;
     4.05%; 5/7/97*; 12/1/04                            1,400,000     1,400,000
   Louisiana Public Fac. Authority, CP
     Program Hospital Equip. Rev.
     Bonds, Series 1985A, Pooled Project;
     LOC Sumitomo Bank;
     4.30%; 5/7/97*; 12/1/15                            5,365,000     5,365,000

                                                                     10,065,000
Maine (2.72%)
   State of Maine General Obligation Tax
     Anticipation Notes;
     4.50%; 6/27/97                                     2,500,000     2,502,915

Maryland (0.58%)
   Montgomery County, Maryland, F/R
     Monthly IDA, Information Systems &
     Networks; LOC PNC Bank;
     3.70%; 5/1/97*; 4/1/14                               530,000       530,000

Massachusetts (0.22%)
   Commonwealth of Massachusetts,
     Dedicated Income Tax Bonds, Series B;
     LOC National Westminster;
     3.85%; 5/1/97*; 12/1/97                              200,000       200,000

Minnesota (6.68%)
   City of Coon Rapids, Minnesota
     Rev. Bonds for Health Central
     System, Series 1985; LOC Norwest
     Bank Minnesota, N.A.;
     4.40%; 5/7/97*; 8/1/15                             2,100,000     2,100,000
   City of Rochester, Minnesota, Health Care
     Fac. Rev. Bonds, Mayo Foundation/
     Mayo Medical Center, Adj. Tender,
     Series 1992C;
     3.45%; 5/1/97**; 11/15/21                            500,000       500,000
     3.45%; 5/5/97**; 11/15/21                            500,000       500,000
     3.45%; 5/7/97**; 11/15/21                            400,000       400,000
     3.40%; 5/12/97**; 11/15/21                           500,000       500,000
     3.40%; 5/19/97**; 11/15/21                           500,000       500,000
     3.40%; 5/21/97**; 11/15/21                           400,000       400,000
     3.40%; 6/2/97**; 11/15/21                            500,000       500,000
     3.60%; 6/4/97**; 11/15/21                            350,000       350,000
     3.40%; 6/5/97**; 11/15/21                            400,000       400,000

                                                                      6,150,000
Mississippi (0.54%)
   Jackson County, Mississippi,
     Pollution Control Ref. Rev. Bonds
     Series 1993; Guaranteed by
     Chevron Corp.;
     3.90%; 5/1/97*; 6/1/23                               500,000       500,000

Missouri (2.18%)
   Health & Education Fac. Authority of
     Missouri School Dist. Program
     Notes, Series 1996A;
     4.50%; 9/8/97                                      2,000,000     2,004,118

Montana (5.32%)
   City of Forsyth, Montana, Portland
     General Electric Co.; LOC Swiss
     Bank Corp.;
     Series B; 4.50%; 5/7/97*; 6/1/13                   2,400,000     2,400,000
     Series D; 4.50%; 5/7/97*; 6/1/13                   1,500,000     1,500,000
     Series 1984; 4.50%; 5/7/97*; 8/1/14                1,000,000     1,000,000

                                                                      4,900,000
Nebraska (0.54%)
   Lincoln Electric System
     Commercial Paper Notes;
     3.45%; 6/10/97                                       500,000       500,000

New Hampshire (1.95%)
   New Hampshire IDA, F/R Monthly 1983
     Hudson, Oerlikon-Buhrle USA/Balzers;
     LOC Union Bank of Switzerland;
     3.65%; 5/1/97*; 7/1/13                             1,800,000     1,800,000

New York (5.43%)
   New York State Energy Research & Dev.
     Authority Pollution Control Rev. Bonds,
     Long Island Lighting Co.; Series 1985B;
     LOC Deutsche Bank;
     3.60%; 3/1/98**; 3/1/16                            4,000,000     4,000,000
   New York State Energy Research &
     Dev. Authority, Series 1985 D,
     For New York State Electric & Gas Corp.;
     LOC Union Bank of Switzerland;
     3.60%; 12/1/97**; 12/1/15                          1,000,000     1,000,000

                                                                      5,000,000
North Carolina (3.26%)
   North Carolina Eastern Municipal Power
     Agency, Series 1988B; LOC Morgan
     Guaranty Trust Co.; LOC Union
     Bank of Switzerland;
     3.60%; 6/12/97**; 1/1/26                             500,000       500,000
   University of  North Carolina
     Foundation, Inc., Series 1989;
     LOC Credit Suisse;
     3.95%; 5/7/97*; 10/1/09                            2,500,000     2,500,000

                                                                      3,000,000
Ohio (1.63%)
   Toledo-Lucas County, Ohio, Port
     Fac. Ref. Rev. Bonds, CSX
     Transport Project, Series 1992;
     LOC Bank of Nova Scotia;
     3.35%; 6/3/97**; 12/15/21                            500,000       500,000
   Village of Evendale, Ohio, SHV Real
     Estate Income Project;
     LOC ABN-AMRO;
     4.30%; 5/7/97*; 9/1/15                             1,000,000     1,000,000

                                                                      1,500,000
Pennsylvania (8.91%)
   Bucks County, Pennsylvania, IDA SHV
     Real Estate, Inc. Project, Series 1985;
     LOC ABN-AMRO Bank;
     4.40%; 5/7/97*; 7/1/15                             2,300,000     2,300,000
   Commonwealth of Pennsylvania
     Tax Anticipation Notes, First
     Series of 1994-1995;
     4.50%; 6/30/97                                     2,500,000     2,503,200
   Delaware County, Pennsylvania, Fac. Rev.
     Tax & Rev. Anticipation Notes,
     Series 1985; Guaranteed by
     United Parcel Service;
     3.85%; 5/1/97*; 12/1/15                            3,400,000     3,400,000

                                                                      8,203,200
Tennessee (1.41%)
   County of Sullivan, Tennessee, IDB
     PCR Ref. Bonds, Series 1986, Mead
     Project; LOC Union Bank of
     Switzerland; 3.95%; 5/1/97*; 10/1/16                 800,000       800,000
   Knox, Tennessee, IDB F/R Monthly IDR
     1983, Service Merchandise Co., Inc.;
      LOC CIBC;
     3.65%; 5/15/97*; 12/15/08                            500,000       500,000

                                                                      1,300,000
Texas (1.65%)
   Cedar Hill, Texas, Industrial Dev. Corp.
     F/R Monthly IDR 1985, Minyard
     Properties Project; LOC Citibank;
     3.65%; 5/1/97*; 5/1/02                               300,000       300,000
   Coppell, Texas, Industrial Dev.
     Corp., IDA 1984, Minyard
     Properties Project; LOC Citibank;
     3.65%; 5/1/97*; 12/1/01                            1,070,000     1,070,000
   Montgomery County, Texas, Industrial
      Dev. Corp. Ref. Bonds,
      Series 1986A; Dal-Tile Corp.
      Project; LOC Credit Suisse;
      4.05%; 5/7/97*; 12/1/03                             150,000       150,000

                                                                      1,520,000
West Virginia (1.95%)
   Putnam County, West Virginia, F/R
     Monthly IDR 1981, FMC Corp.
     Project; LOC UBS;
     3.65%; 5/1/97*; 10/1/11                            1,800,000     1,800,000

Wyoming (0.54%)
   Lincoln County, Wyoming, Pollution
     Control Ref. Bonds, Pacificorp
     Project, Series 1991; LOC
     Union Bank of Switzerland;
     3.40%; 5/20/97**; 1/1/16                             500,000       500,000

                             Total Portfolio Investments (99.06%)    91,217,347

Cash, receivables and other assets
   net of liabilities (0.94%)                                           868,286

                                       Total Net Assets (100.00%)   $92,085,633
* Demand Date
** Put Date

See accompanying notes.

FINANCIAL HIGHLIGHTS
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each period:

                                                 Income from Investment Operations           Less Distributions

                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period Income(a) Investments Operations    Income    Capital Gains Distributions of Period
PRINCOR CASH MANAGEMENT FUND, INC.
       Class A:
     Six Months Ended April 30, 1997     $1.000   $.024         --        $.024     $(.024)        --          $(.024)        $1.000
     Year Ended October 31,
       1996                               1.000    .049         --         .049      (.049)        --           (.049)         1.000
       1995                               1.000    .052         --         .052      (.052)        --           (.052)         1.000
       1994                               1.000    .033         --         .033      (.033)        --           (.033)         1.000
       1993                               1.000    .026         --         .026      (.026)        --           (.026)         1.000
       1992                               1.000    .036         --         .036      (.036)        --           (.036)         1.000
       Class B:
     Six Months Ended April 30, 1997      1.000    .020         --         .020      (.020)        --           (.020)         1.000
     Year Ended October 31, 1996          1.000    .041         --         .041      (.041)        --           (.041)         1.000
     Period Ended October 31, 1995(c)     1.000    .041         --         .041      (.041)        --           (.041)         1.000
       Class R:
     Six Months Ended April 30, 1997      1.000    .021         --         .021      (.021)        --           (.021)         1.000
     Period Ended October 31, 1996(f)     1.000    .030         --         .030      (.030)        --           (.030)         1.000

PRINCOR TAX-EXEMPT CASH MANAGEMENT
FUND, INC.
       Class A:
     Six Months Ended April 30, 1997      1.000    .014         --         .014      (.014)        --           (.014)         1.000
     Year Ended October 31,
       1996                               1.000    .029         --         .029      (.029)        --           (.029)         1.000
       1995                               1.000    .032         --         .032      (.032)        --           (.032)         1.000
       1994                               1.000    .021         --         .021      (.021)        --           (.021)         1.000
       1993                               1.000    .020         --         .020      (.020)        --           (.020)         1.000
       1992                               1.000    .028         --         .028      (.028)        --           (.028)         1.000
       Class B:
     Six Months Ended April 30, 1997      1.000    .010         --         .010      (.010)        --           (.010)         1.000
     Year Ended October 31, 1996          1.000    .021         --         .021      (.021)        --           (.021)         1.000
     Period Ended October 31, 1995(c)     1.000    .021         --         .021      (.021)        --           (.021)         1.000

See accompanying notes.


                                                       Ratios/Supplemental Data

                                                                                 Ratio of Net
                                                                       Ratio of    Investment
                                                     Net Assets at   Expenses to    Income to  Portfolio
                                           Total     End of Period     Average       Average   Turnover
                                         Return(b)  (in thousands)  Net Assets(a)  Net Assets    Rate
PRINCOR CASH MANAGEMENT FUND, INC.
       Class A:
     Six Months Ended April 30, 1997      2.45%(d)      $754,101       .64%(e)       4.89%(e)      N/A
     Year Ended October 31,
       1996                               5.00%          694,962       .66%          4.88%         N/A
       1995                               5.36%          623,864       .72%          5.24%         N/A
       1994                               3.40%          332,346       .70%          3.27%         N/A
       1993                               2.67%          284,739       .67%          2.63%         N/A
       1992                               3.71%          247,189       .65%          3.66%         N/A
       Class B:
     Six Months Ended April 30, 1997      2.02%(d)         1,607      1.47%(e)       3.96%(e)      N/A
     Year Ended October 31, 1996          4.13%              520      1.50%          4.08%         N/A
     Period Ended October 31, 1995(c)     4.19%(d)           208      1.42%(e)       4.50%(e)      N/A
       Class R:
     Six Months Ended April 30, 1997      2.11%(d)         3,068      1.31%(e)       4.19%(e)      N/A
     Period Ended October 31, 1996(f)     2.97%(d)         1,639       .99%(e)       4.41%(e)      N/A

PRINCOR TAX-EXEMPT CASH MANAGEMENT
FUND, INC.
       Class A:
     Six Months Ended April 30, 1997      1.40%(d)        92,059       .72%(e)       2.81%(e)      N/A
     Year Ended October 31,
       1996                               2.92%           98,482       .71%          2.87%         N/A
       1995                               3.24%           99,887       .69%          3.19%         N/A
       1994                               2.11%           79,736       .67%          2.08%         N/A
       1993                               1.99%           79,223       .66%          1.96%         N/A
       1992                               2.86%           69,224       .65%          2.84%         N/A
       Class B:
     Six Months Ended April 30, 1997      1.03%(d)            27      1.47%(e)       2.06%(e)      N/A
     Year Ended October 31, 1996          2.13%               27      1.47%          2.11%         N/A
     Period Ended October 31, 1995(c)     2.19%(d)            27      1.42%(e)       2.40%(e)      N/A

See accompanying notes.

Notes to Financial Highlights

(a) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Money Market Funds would have had per share net investment income (loss) and the ratios of expenses to average net assets as shown:

                                  Per Share    Ratio of
                        Year,        Net       Expenses
                       Except    Investment   to Average  Amount
         Fund          as Noted Income (Loss) Net Assets  Waived

Princor Cash Management
  Fund, Inc.
     Class A             1997*    $ .024         .64%(e) $   --
                         1996       .049         .67%       7,102
                         1995       .052         .78%     296,255
                         1994       .031         .90%     595,343
                         1993       .025         .84%     468,387
                         1992       .035         .80%     385,328

     Class B             1997*      .019        2.04%(e)    1,801
                         1996       .029        3.94%       6,140
                         1995(c)    .041        1.63%(e)      104

     Class R             1997*      .020        1.47%(e)    1,706

Princor Tax-Exempt Cash
  Management Fund, Inc.
     Class A             1997*      .014         .76%(e)   21,317
                         1996       .028         .77%      69,107
                         1995       .031         .84%     138,574
                         1994       .019         .85%     150,515
                         1993       .018         .83%     131,442
                         1992       .026         .82%     134,497

     Class B             1997*     (.109)      25.55%(e)    3,249
                         1996      (.243)      27.43%       7,160
                         1995(c)    .018        1.89%(e)       99

     *Six months ended April 30, 1997.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

THE PRINCOR FAMILY OF MUTUAL FUNDS

Principal Mutual Life Insurance Company has sponsored the development of a number of mutual funds. The funds which make up the Princor family of mutual funds and a brief description of their respective investment objectives are provided below. For more complete information about any of the funds, including charges and expenses, obtain a prospectus from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123). Please read it carefully before you invest or send money.

GROWTH FUNDS                             INVESTMENT OBJECTIVE

Princor Balanced Fund To seek the generation of a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

Princor Blue Chip Fund To seek growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Princor Capital Accumulation Fund To seek long-term capital appreciation and a secondary objective of growth of investment income.

Princor Emerging Growth Fund To seek capital appreciation by investing primarily in securities of emerging and other growth- oriented companies.

Princor Growth Fund To seek growth of capital with realization of current income incidental to the objective of growth of capital.

Princor Utilities Fund To seek current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

Princor World Fund To seek long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

INCOME FUNDS

Princor Bond Fund To seek as high a level of income as is consistent with preservation of capital and prudent investment risk.

Princor Government Securities Income Fund To seek a high level of current income, liquidity and safety of principal.

Princor High Yield Fund To seek high current income. Capital growth is a secondary objective when consistent with seeking high current income.

Princor Limited Term Bond Fund To seek a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Princor Tax-Exempt Bond Fund To seek as high a level of current income exempt from federal taxation as is consistent with preservation of capital.

MONEY MARKET FUNDS

Princor Cash Management Fund To seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Princor Tax-Exempt Cash Management Fund To seek, through investment in a professionally-managed portfolio of high quality short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity.